                                                                    EXHIBIT 10.1

                                                               EXECUTION VERSION

================================================================================

                                  $100,000,000

                                CREDIT AGREEMENT

                            Dated as of July 7, 2004

                                      among

                          HEP OPERATING COMPANY, L.P.,

                                  as Borrower,

                           THE FINANCIAL INSTITUTIONS
                         PARTY TO THIS CREDIT AGREEMENT

                                    as Banks,

                         UNION BANK OF CALIFORNIA, N. A.

                           as Administrative Agent and
                               Sole Lead Arranger,

                                       and

           BANK OF AMERICA, NATIONAL ASSOCIATION, as Syndication Agent

                      GUARANTY BANK, as Documentation Agent

================================================================================

                                TABLE OF CONTENTS

                                                                                                                 PAGE
ARTICLE I             DEFINITIONS AND ACCOUNTING TERMS........................................................     1

         Section 1.01.         Certain Defined Terms..........................................................     1
         Section 1.02.         Computation of Time Periods....................................................    20
         Section 1.03.         Accounting Terms; Changes in GAAP..............................................    20
         Section 1.04.         Types of Advances and Borrowings...............................................    20
         Section 1.05.         Miscellaneous..................................................................    20
ARTICLE II            CREDIT FACILITIES.......................................................................    21
         Section 2.01.         Making the Advances............................................................    21
         Section 2.02.         Method of Borrowing............................................................    21
         Section 2.03.         Reduction of the Commitments...................................................    24
         Section 2.04.         Prepayment of Advances.........................................................    24
         Section 2.05.         Repayment of Advances..........................................................    25
         Section 2.06.         Fees...........................................................................    25
         Section 2.07.         Interest.......................................................................    26
         Section 2.08.         Payments and Computations......................................................    27
         Section 2.09.         Sharing of Payments, Etc.......................................................    28
         Section 2.10.         Breakage Costs.................................................................    29
         Section 2.11.         Increased Costs................................................................    29
         Section 2.12.         Taxes..........................................................................    30
         Section 2.13.         Letters of Credit..............................................................    32
         Section 2.14.         Commitment Increase............................................................    35
         Section 2.15.         Replacement of Banks...........................................................    36
ARTICLE III           CONDITIONS OF LENDING...................................................................    37
         Section 3.01.         Conditions Precedent to Initial Advances.......................................    37
         Section 3.02.         Conditions Precedent to All Borrowings.........................................    41
ARTICLE IV            REPRESENTATIONS AND WARRANTIES..........................................................    41
         Section 4.01.         Existence; Power; Subsidiaries.................................................    41
         Section 4.02.         Authorization..................................................................    42
         Section 4.03.         Governmental Approvals; Third Party Consents...................................    42
         Section 4.04.         Enforceable Obligations........................................................    43

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                                TABLE OF CONTENTS
                                  (Continued)

                                                                                                                 PAGE
         Section 4.05.         Financial Statements...........................................................    43
         Section 4.06.         True and Complete Disclosure...................................................    43
         Section 4.07.         Litigation.....................................................................    44
         Section 4.08.         Use of Proceeds................................................................    44
         Section 4.09.         Investment Company Act.........................................................    44
         Section 4.10.         Public Utility Holding Company Act.............................................    44
         Section 4.11.         Taxes..........................................................................    44
         Section 4.12.         Pension Plans; ERISA...........................................................    45
         Section 4.13.         Insurance......................................................................    45
         Section 4.14.         No Burdensome Restrictions; No Defaults........................................    45
         Section 4.15.         Environmental Condition........................................................    46
         Section 4.16.         Permits, Licenses, etc.........................................................    46
         Section 4.17.         Security Interests.............................................................    47
         Section 4.18.         Title, Etc.....................................................................    47
         Section 4.19.         State and Federal Regulation...................................................    49
         Section 4.20.         FERC...........................................................................    50
         Section 4.21.         Title to Refined Products......................................................    50
         Section 4.22.         Employee Matters...............................................................    50
         Section 4.23.         Ownership......................................................................    50
         Section 4.24.         Solvency.......................................................................    51
ARTICLE V             AFFIRMATIVE COVENANTS...................................................................    51
         Section 5.01.         Compliance with Laws, Etc......................................................    51
         Section 5.02.         Maintenance of Insurance.......................................................    52
         Section 5.03.         Preservation of Existence, Etc.................................................    53
         Section 5.04.         Payment of Taxes, Etc..........................................................    53
         Section 5.05.         Books and Records; Visitation Rights...........................................    53
         Section 5.06.         Reporting Requirements.........................................................    53
         Section 5.07.         Maintenance of Property........................................................    57
         Section 5.08.         Maintenance of Pipeline Systems and Terminals..................................    57
         Section 5.09.         State Regulatory Authority.....................................................    57
         Section 5.10.         Additional Subsidiaries........................................................    57

                                TABLE OF CONTENTS
                                  (Continued)

                                                                                                                 PAGE
         Section 5.11.         Agreement to Pledge............................................................    58
         Section 5.12.         Environmental Remediation and Indemnification..................................    58
         Section 5.13.         Use of Proceeds................................................................    59
         Section 5.14.         Further Assurances.............................................................    59
         Section 5.15.         Trigger Event..................................................................    60
ARTICLE VI            NEGATIVE COVENANTS......................................................................    61
         Section 6.01.         Liens, Etc.....................................................................    61
         Section 6.02.         Debts, Guaranties and Other Obligations........................................    62
         Section 6.03.         Agreements Restricting Liens...................................................    63
         Section 6.04.         Merger or Consolidation; Asset Sales; Acquisitions.............................    63
         Section 6.05.         Restricted Payments............................................................    64
         Section 6.06.         Investments....................................................................    64
         Section 6.07.         Affiliate Transactions.........................................................    65
         Section 6.08.         Other Businesses...............................................................    65
         Section 6.09.         Amendment of Material Agreements...............................................    65
         Section 6.10.         Leverage Ratio.................................................................    65
         Section 6.11.         Interest Coverage Ratio........................................................    65
         Section 6.12.         Tangible Net Worth.............................................................    65
         Section 6.13.         Compliance with ERISA..........................................................    66
         Section 6.14.         Restricted Entities............................................................    67
         Section 6.15.         Navajo Southern................................................................    67
ARTICLE VII           REMEDIES................................................................................    67
         Section 7.01.         Events of Default..............................................................    67
         Section 7.02.         Optional Acceleration of Maturity..............................................    70
         Section 7.03.         Automatic Acceleration of Maturity.............................................    70
         Section 7.04.         Non-exclusivity of Remedies....................................................    71
         Section 7.05.         Right of Set-off...............................................................    71
         Section 7.06.         Application of Collateral......................................................    71
ARTICLE VIII          THE ADMINISTRATIVE AGENT AND THE ISSUING BANKs..........................................    72
         Section 8.01.         Authorization and Action.......................................................    72
         Section 8.02.         Administrative Agent's Reliance, Etc...........................................    72

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                                TABLE OF CONTENTS
                                  (Continued)

                                                                                                                 PAGE
         Section 8.03.         The Administrative Agent and Its Affiliates....................................    73
         Section 8.04.         Bank Credit Decision...........................................................    73
         Section 8.05.         Indemnification................................................................    73
         Section 8.06.         Successor Administrative Agent and Issuing Bank................................    74
         Section 8.07.         Additional Agents..............................................................    74
         Section 8.08.         Borrower Reliance..............................................................    74
         Section 8.09.         Collateral Matters.............................................................    74
ARTICLE IX            MISCELLANEOUS...........................................................................    75
         Section 9.01.         Amendments, Etc................................................................    75
         Section 9.02.         Notices, Etc...................................................................    76
         Section 9.03.         No Waiver; Remedies............................................................    76
         Section 9.04.         Costs and Expenses.............................................................    76
         Section 9.05.         Binding Effect.................................................................    76
         Section 9.06.         Bank Assignments and Participations............................................    77
         Section 9.07.         Indemnification................................................................    79
         Section 9.08.         Execution in Counterparts......................................................    79
         Section 9.09.         Survival of Representations, etc...............................................    79
         Section 9.10.         Severability...................................................................    80
         Section 9.11.         Business Loans.................................................................    80
         Section 9.12.         Usury Not Intended.............................................................    80
         Section 9.13.         Waiver of Jury; Consent to Jurisdiction........................................    80
         Section 9.14.         Governing Law..................................................................    81
         Section 9.15.         Credit Documents...............................................................    81
         Section 9.16.         Patriot Act....................................................................    81
         Section 9.17.         Express Negligence Rule........................................................    81
         Section 9.18.         Statute of Frauds..............................................................    82

EXHIBITS:
Exhibit A     -     Form of Assignment and Acceptance
Exhibit B     -     Form of BP Consent
Exhibit C     -     Form of Commitment Increase Agreement
Exhibit D     -     Form of Compliance Certificate
Exhibit E     -     Form of Guaranty
Exhibit F     -     Form of Mortgage
Exhibit G     -     Form of New Bank Agreement
Exhibit H     -     Form of Note
Exhibit I     -     Form of Notice of Borrowing
Exhibit J     -     Form of Notice of Conversion or Continuation
Exhibit K     -     Form of Pledge Agreement
Exhibit L     -     Form of Security Agreement

SCHEDULES:
Schedule 1.01(a)    -    Commitments
Schedule 1.01(b)    -    Notice Addresses and Applicable Lending Offices
Schedule 1.01(c)    -    Excluded Property
Schedule 1.01(d)    -    Guarantors
Schedule 4.01       -    Subsidiaries
Schedule 4.07       -    Litigation
Schedule 4.14       -    Defaults
Schedule 4.17       -    Transmitting Utilities
Schedule 4.19(a)    -    Complaints - Borrower Interstate Pipelines
Schedule 4.19(b)    -    Complaints - Texas Intrastate Pipelines
Schedule 6.02       -    Existing Debt
Schedule 6.07       -    Affiliate Transactions
Schedule 6.14       -    Existing Investments

                                CREDIT AGREEMENT

      This Credit Agreement dated as of July 7, 2004 is among HEP Operating Company, L.P., a Delaware limited partnership (the "Borrower"), the Banks (as defined below), and Union Bank of California, N,A. ("UBOC"), as Administrative Agent for the Banks.

      The Borrower, the Banks and the Administrative Agent agree as follows:

                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

      Section 1.01 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (unless otherwise indicated, such meanings to be equally applicable to both the singular and plural forms of the terms defined):

      "Acceptable Security Interest" in any Property means a Lien which (a) exists in favor of the Administrative Agent for its benefit and the ratable benefit of the Banks, (b) is superior to all other Liens, except Permitted Liens, (c) secures the Obligations, and (d) is perfected and enforceable.

      "Acceptable Survey" means an "as-built" survey (a) reasonably acceptable to the Administrative Agent, (b) prepared in accordance with the "Minimum Standard Detail Requirements and Classifications for ALTA/ACSM Land Title Surveys" as adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1999, depicting such items from the Table A thereto as may be requested by the Administrative Agent, and (c) certified to the Administrative Agent and the Banks bearing a form of certification reasonably acceptable to the Administrative Agent.

      "Acceptable Title Commitment" means a written commitment to insure the Borrower's or the applicable Borrower's Subsidiary's title to and ownership of, and the Administrative Agent's Acceptable Security Interest in, the property described therein in an amount reasonably acceptable to the Administrative Agent and which: (a) is from a title insurance company acceptable to the Administrative Agent in its sole reasonable discretion, (b) includes a search of title to all lands contiguous to the property, (c) sets out such title insurance company's commitment to insure all rights appurtenant to the property arising in instruments benefiting the property, (d) commits to issue an ALTA extended coverage mortgagee's (lender's) policy in the 1970/1984 form, if available, and
(e) commits to issue such endorsements for the benefit of the Administrative Agent and the Banks as the Administrative Agent may reasonably request.

      "Accounts" means the unpaid portion of the obligations to the Borrower and its Subsidiaries of customers of the Borrower and its Subsidiaries to pay for goods sold and shipped or services rendered (net of commissions to agents).

      "Acquisition" means the direct or indirect purchase or acquisition, whether in one or more related transactions, of (a) any Person or group of Persons or (b) any assets, liabilities, or securities of any Person or group of Persons.

      "Adjusted Reference Rate" means, for any day, the fluctuating rate per annum of interest equal to the greater of (a) the Reference Rate in effect on such day and (b) the Federal Funds Rate in effect on such day plus one half percent (0.5%).

      "Administrative Agent" means UBOC in its capacity as administrative agent pursuant to Article VIII and any successor administrative agent pursuant to
Section 8.06.

      "Administrative Agent's Fee Letter" has the meaning specified in Section 2.06(b).

      "Advance" means an advance by a Bank to the Borrower under such Bank's Commitment pursuant to Section 2.01(a) as part of a Borrowing and refers to a Reference Rate Advance or a Eurodollar Rate Advance.

      "Affiliate" means, as to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person or any Subsidiary of such Person. The term "control" (including the terms "controlled by" or "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of Voting Securities, by contract or otherwise.

      "Agreement" means this Credit Agreement dated as of July 7, 2004 among the Borrower, the Banks and the Administrative Agent, as it may be amended, modified, restated, renewed, extended, increased or supplemented from time-to-time.

      "Applicable Lending Office" means, with respect to each Bank, such Bank's Domestic Lending Office in the case of a Reference Rate Advance and such Bank's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

      "Applicable Margin" means, as of any date of determination, the following percentages determined as a function of the Borrower's Leverage Ratio:

                           Eurodollar Rate   Reference Rate   Commitment    Letter of
 Leverage Ratio                Advances         Advances         Fees      Credit Fees
 --------------                --------         --------         ----      -----------
      > 2.50                    2.25%            1.00%           0.50%        2.25%
> 2.00 and < or = 2.50          2.00%            0.75%           0.50%        2.00%
> 1.25 and < or = 2.00          1.75%            0.50%          0.375%        1.75%
     < or = 1.25                1.50%            0.25%          0.375%        1.50%

For purposes of determining the Applicable Margin, the Leverage Ratio (a) shall be deemed to be less than or equal to 1.25 for the period from the date of this Agreement through the date financial statements are delivered pursuant to
Section 5.06(b) for the fiscal quarter ending September 30, 2004, and (b) shall thereafter be determined from the financial statements of the Borrower and its Subsidiaries most recently delivered pursuant to Section 5.06(b) or Section 5.06(c), as the case may be, and certified to by a Responsible Officer in accordance with such Sections. Any change in the Applicable Margin shall be effective the day after the date of delivery of the financial statements pursuant to Section 5.06(b) or Section 5.06(c), as the case may be, and receipt by the Administrative Agent of the Compliance Certificate required by such Sections. If the Borrower fails to deliver any financial statements within the times specified in Section 5.06(b) or 5.06(c), as the case may be, such ratio shall be deemed to be greater than
2.50 from the day after the date such financial statements should have been delivered until the Borrower delivers such financial statements to the Administrative Agent and the Banks.

      "Approved Consultant's Report" means a report by Barnes & Click, Inc., Purvin & Gertz, Inc., Oil & Gas Advisors, Inc., or another consultant selected by the Borrower and reasonably acceptable to the Administrative Agent and the Majority Banks confirming that the assumptions used by the Borrower in the adjustment of EBITDA in connection with any Acquisition are reasonable.

      "Assignment and Acceptance" means an assignment and acceptance entered into by a Bank and an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of the attached Exhibit A or any other form approved by the Administrative Agent.

      "Available Cash" means, for any fiscal quarter ending prior to the Final Maturity Date, (a) the sum of (i) all cash and cash equivalents of the Borrower on hand at the end of such fiscal quarter and (ii) all additional cash and cash equivalents of the Borrower on hand on the date of determination of Available Cash with respect to such quarter resulting from Working Capital Borrowings made subsequent to the end of such quarter less (b) the amount of any cash reserves that is necessary or appropriate in the reasonable discretion of the General Partner to (i) provide for the proper conduct of the Business (including reserves for future capital expenditures and for anticipated future credit needs of the Borrower), (ii) comply with applicable Legal Requirements and this Agreement, any other Credit Document, or any other loan agreement, security agreement, mortgage, debt instrument, or other agreement or obligation to which the Borrower or any of the Borrower's Subsidiaries is a party, by which the Borrower or any of the Borrower's Subsidiaries is bound, or to which the Property of the Borrower or any of the Borrower's Subsidiaries is subject, or
(iii) provide funds for distributions under Sections 6.4 or 6.5 of the Partnership Agreement in respect of any one or more of the next four fiscal quarters; provided, however, that the General Partner may not establish cash reserves pursuant to clause (b)(iii) of this definition if the effect of such reserves would be that the Limited Partner is unable to distribute the Minimum Quarterly Distribution (as defined in the MLP Partnership Agreement) on all Common Units, plus any Cumulative Common Unit Arrearage (as defined in the MLP Partnership Agreement) on all Common Units with respect to such fiscal quarter; and provided, further, that disbursements made by the Borrower or any of the Borrower's Subsidiaries or cash reserves established, increased, or reduced after the end of such fiscal quarter but on or before the date of determination of Available Cash with respect to such fiscal quarter shall be deemed to have been made, established, increased, or reduced, for purposes of determining Available Cash, within such fiscal quarter if the General Partner so determines.

      "Banks" means the lenders listed on the signature pages of this Agreement and each Eligible Assignee that shall become a party to this Agreement pursuant to Sections 2.14, 2.15 or 9.06.

      "Borrower" means HEP Operating Company, L.P., a Delaware limited partnership.

      "Borrower Financial Statements" means, collectively, the Financial Statements and the Interim Financial Statements.

      "Borrower Interstate Pipelines" has the meaning set forth in Section 4.19(a).

      "Borrower Partnership Agreement" means that certain First Amended and Restated Agreement of Limited Partnership of HEP Operating Company, L.P. dated as of July 13, 2004 between the Limited Partner and the General Partner, as the same may be amended, modified or supplemented in accordance with the terms of
Section 6.09.

      "Borrowing" means a borrowing consisting of Advances made on the same day by one or more Banks pursuant to Section 2.01(a), continued by one or more Banks pursuant to Section 2.02(b), or Converted by one or more Banks to Advances of a different Type pursuant to Section 2.02(b).

      "BP Consent" means a written consent and agreement executed by Amoco Rio Grande Pipeline Company, Navajo Pipeline Co., L.P., Navajo Southern, and the Administrative Agent in substantially the form of the attached Exhibit B.

      "Business" means the ownership and operation of pipelines and terminals for the transportation and distribution of petroleum and petroleum products.

      "Business Day" means a day of the year on which banks are not required or authorized to close in New York City, Dallas, Texas, and Los Angeles, California; provided, that when used in connection with a Eurodollar Rate Advance, the term "Business Day" shall also exclude any day on which banks are not open for dealings in Dollar deposits in the London interbank market.

      "Capital Leases" means, as applied to any Person, any lease of any Property by such Person as lessee which would, in accordance with GAAP, be required to be classified and accounted for as a capital lease on the balance sheet of such Person.

      "Cash Collateral Account" means a special interest bearing cash collateral account pledged by the Borrower to the Administrative Agent for its benefit and the ratable benefit of the Banks containing cash deposited pursuant to Sections 2.04(b), 7.02(b), or 7.03(b) to be maintained at the Administrative Agent's office in accordance with Section 2.13(g) and bear interest or be invested in the Administrative Agent's reasonable discretion.

      "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, state and local analogs, and all rules and regulations and requirements thereunder in each case as now or hereafter in effect.

      "Change of Control" means any of the following events or conditions: (a) the General Partner is no longer the sole general partner of the Borrower, (b) the Limited Partner is no longer the sole owner of all of the membership interests in the General Partner, (c) the Limited Partner is no longer the sole limited partner of the Borrower, (d) HEP Logistics Holdings is no longer the sole general partner of the Limited Partner, (e) the Parent no longer owns, directly or indirectly, at least 80% of limited partnership interests of HEP Logistics Holdings, (f) Holly Logistic Services is no longer the sole general partner of HEP Logistics Holdings, (g) Parent no longer owns, directly or indirectly, at least 80% of the membership interests in Holly Logistics Services, or (h) a "Change of Control" as defined in the credit agreement governing the Parent Credit Facility (as such credit agreement is in effect on the date of this Agreement) shall have occurred.

      "Closing Distribution" means the $25,000,000 distribution from the Borrower to its Partners on the date of the initial Borrowing under this Agreement, which amount shall be subsequently distributed through a series of transactions to the Parent.

      "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute.

      "Collateral" means all "Collateral", "Pledged Collateral", "Mortgaged Property", or other similar terms as defined, as the case may be, in the Security Agreements, the Pledge Agreements, the Mortgages or any other Security Document.

      "Commitment Increase Agreement" means a Commitment Increase Agreement, substantially in the form of the attached Exhibit C, among the Borrower, the Administrative Agent and a Bank, pursuant to which such Bank agrees to increase its Commitment as described in Section 2.14 of this Agreement.

      "Commitments" means, for any Bank, the amount set forth opposite such Bank's name on Schedule 1.01(a) as its Commitment, or, if such Bank has entered into any Assignment and Acceptance, a Commitment Increase Agreement or a New Bank Agreement, the amount set forth for such Bank as its Commitment in the Register maintained by the Administrative Agent pursuant to Section 9.06(c), as such amount may be reduced or terminated pursuant to Section 2.03 or Article VII of this Agreement.

      "Common Units" means the common units and subordinated units representing limited partner interests in the Limited Partner.

      "Compliance Certificate" means a compliance certificate in substantially the form of the attached Exhibit D signed by a Responsible Officer.

      "Consolidated" refers to the consolidation of the accounts of the Borrower and its Subsidiaries in accordance with GAAP.

      "Contribution Agreement" means the Contribution, Conveyance and Assumption Agreement among the Parent, the Borrower, the Limited Partner, the General Partner, Holly Logistic Services, HEP Logistics Holdings, Navajo Pipeline Co., L.P., a Delaware limited partnership, HEP Mountain Home LLC, a Delaware limited liability company, Navajo Refining Company, L.P., a Delaware limited partnership, HEP Refining LLC, a Delaware limited liability company, HEP Refining GP, LLC, a Delaware limited liability company, HEP Refining Assets LP, a Delaware limited partnership, HEP Pipeline LLC, a Delaware limited liability company, HEP Pipeline GP LLC, a Delaware limited liability company, HEP Pipeline Assets Limited Partnership, a Delaware limited partnership, Woods Cross Refining Company, L.L.C., a Delaware limited liability company, HEP Woods Cross LLC, a Delaware limited liability company, Navajo Southern, and HEP Navajo Southern LP., a Delaware limited partnership, as the same may be amended, modified or supplemented from time to time in accordance with Section 6.09.

      "Controlled Group" means all members of a controlled group of corporations and all businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414 of the Code.

      "Convert," "Conversion," and "Converted" each refers to a conversion of Advances of one Type into Advances of another Type pursuant to Section 2.02(b).

      "Credit Documents" means, collectively, this Agreement, the Notes, the Security Documents, the Guaranties, the Letter of Credit Documents, any Interest Rate Contract with a Bank or an Affiliate of a Bank, the Administrative Agent's Fee Letter and each other agreement, instrument or document executed at any time in connection with the foregoing documents, as each such Credit Document may be amended, modified or supplemented from time-to-time.

      "Debt," for any Person, means, without duplication,

            (a) indebtedness of such Person for borrowed money;

            (b) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

            (c) obligations of such Person to pay the deferred purchase price of Property or services (other than trade payables which are not more than ninety days past due, except for any such trade payables which are being contested in good faith and by appropriate proceedings);

            (d) all indebtedness created or arising under any conditional-sale or other title-retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property);

            (e) obligations of such Person as lessee under Capital Leases;

            (f) obligations of such Person under any Interest Rate Contract;

            (g) obligations of such Person in respect of letters of credit, acceptance facilities, drafts or similar instruments issued or accepted by banks and other financial institutions for the account of such Person;

            (h) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) of such Person to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, another's indebtedness or obligations of the kinds referred to in clauses (a) through (g) above; and

            (i) another's indebtedness or obligations of the kinds referred to in clauses (a) through (h) secured by any Lien on or in respect of any Property of such Person.

      "Default" means (a) an Event of Default or (b) any event or condition which with notice or lapse of time or both would, unless cured or waived, become an Event of Default.

      "Distribution Payments" means any cash distribution or dividend by the Borrower to the Limited Partner on, or in respect of any retirement, purchase, redemption, or other acquisition of, any Equity Interests.

      "Dollars" and "$" means lawful money of the United States of America.

      "Domestic Lending Office" means, with respect to any Bank, the office of such Bank specified as its "Domestic Lending Office" opposite its name on
Schedule 1.01(b) or such other office of such Bank as such Bank may from time to time specify to the Borrower and the Administrative Agent.

      "EBITDA" means, for the Borrower and its Subsidiaries on a Consolidated basis for any period, (a) Net Income for such period plus (b) to the extent deducted in determining Net Income, Interest Expense, taxes, depreciation, amortization and other noncash items for such period. If during any period the Borrower or any of its Subsidiaries acquires any Person (or any interest in any Person) or all or any portion of the assets of any Person, the EBITDA attributable to such assets or an amount equal to the percentage of ownership of the Borrower or any of its Subsidiaries in such Person times the EBITDA of such Person, for such period on a pro forma basis determined in good faith by the Borrower based on reasonable assumptions may be included as EBITDA for such period, if on the date of such Acquisition such Person, or the entity acquiring such assets, as the case may be, is a Subsidiary; provided however, that if the amount of EBITDA attributable to such assets or an amount equal to the percentage of ownership of the Borrower or any of its Subsidiaries in such Person times the EBITDA of such Person exceeds twenty percent (20%) of the EBITDA for the Borrower and its Subsidiaries on a Consolidated basis prior to such adjustment, then the pro forma EBITDA attributable to such assets or an amount equal to the percentage of ownership of the Borrower or any of its Subsidiaries in such Person times the EBITDA of such Person shall be supported by an Approved Consultant's Report; provided further that, the results of operations of all Persons in which the Borrower or any of its Subsidiaries owns less than all of the Equity Interests of such Person (including the Restricted Subsidiary) shall only be included in EBITDA to the extent that the Borrower or any other wholly-owned Subsidiary of the Borrower actually receives cash distributions in respect of its ownership interests in such Person during such period for which EBITDA is being calculated.

      "Eligible Assignee" means any commercial bank or other financial institution approved by the Administrative Agent and, if no Default or Event of Default shall have occurred and be continuing, the Borrower, which approval in each case shall not be unreasonably withheld or delayed.

      "Energy Policy Act" means the Energy Policy Act of 1992, Pub.L. No. 102-486, 106 Stat. 2776 (codified as amended in scattered sections of 15, 16, 25, 20, 42 U.S.C.).

      "Enterprise" means Enterprise Products Partners L.P., a Delaware limited partnership.

      "Environment" shall have the meaning set forth in CERCLA.

      "Environmental Claim" means any third party (including any Governmental Authority) action, lawsuit, claim, demand, or proceeding, order, decree, consent agreement or written notice of potential or actual responsibility or violation which seeks to impose liability under any Environmental Law.

      "Environmental Law" means all Legal Requirements arising from, relating to, or in connection with the Environment, including without limitation CERCLA, or relating to: (a) pollution, contamination, injury, destruction, loss, protection, cleanup, reclamation or restoration of the air, surface water, groundwater, land surface or subsurface strata, or other natural resources; (b) the safety or health (as it relates to exposure to Hazardous Substances) of employees; or (c) the manufacture, processing, handling, transportation, distribution in commerce, use, storage or disposal of, or exposure to, Hazardous Substances.

      "Environmental Permit" means any permit, license, order, approval or other authorization under Environmental Law.

      "EPA" means the United States Environmental Protection Agency.

      "Equity Interest" means with respect to any Person, any shares, interests, participation, or other equivalents (however designated) of corporate stock, membership interests or partnership interests (or any other ownership interests) of such Person.

      "Equity Issuance" means any issuance of Equity Interests in the Limited Partner including any Common Units.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time-to-time.

      "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Federal Reserve Board (or any successor), as in effect from time-to-time.

      "Eurodollar Lending Office" means, with respect to any Bank, the office of such Bank specified as its "Eurodollar Lending Office" opposite its name on
Schedule 1.01(b) (or, if no such office is specified, its Domestic Lending Office) or such other office of such Bank as such Bank may from time to time specify to the Borrower and the Administrative Agent.

      "Eurodollar Rate" means, for the Interest Period for each Eurodollar Rate Advance comprising the same Borrowing, the interest rate per annum (rounded upward to the nearest whole multiple of 1/100 of 1% per annum) set forth on the applicable Telerate Page as the London Interbank Offered Rate, for deposits in Dollars at 11:00 a.m. (London, England time) two Business Days before the first day of such Interest Period, in an amount substantially equal to the Administrative Agent's Eurodollar Rate Advance and for a period equal to such Interest Period; provided that, if no such quotation appears on the applicable Telerate Page, the Eurodollar Rate shall be an interest rate per annum equal to the rate per annum at which deposits in Dollars are offered by the principal office of Union Bank of California, N.A. in London, England to prime banks in the London interbank market at 11:00 a.m. (London, England time) two Business Days before the first day of such Interest Period in an amount substantially equal to the Eurodollar Rate Advance to be maintained by the Bank that is the Administrative Agent in respect of such Borrowing and for a period equal to such Interest Period.

      "Eurodollar Rate Advance" means an Advance which bears interest as provided in Section 2.07(b).

      "Eurodollar Rate Reserve Percentage" of any Bank for the Interest Period for any Eurodollar Rate Advance means the reserve percentage applicable during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time-to-time by the Federal Reserve Board for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Bank with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

      "Event of Default" has the meaning specified in Section 7.01.

      "Excluded Property" means the Properties described on Schedule 1.01(c) attached hereto.

      "Expiration Date" means, with respect to any Letter of Credit, the date on which such Letter of Credit will expire or terminate in accordance with its terms.

      "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for any such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it, with the consent of the Borrower, which consent shall not be unreasonably withheld.

      "Federal Reserve Board" means the Board of Governors of the Federal Reserve System or any of its successors.

      "FERC" means the Federal Energy Regulatory Commission or any of its successors.

      "Final Maturity Date" means July 7, 2008.

      "Financial Statements" means the unaudited pro forma consolidated balance sheets of the Limited Partner and its consolidated Subsidiaries for the year ended December 31, 2003, and the related unaudited pro forma consolidated statements of income, operations, changes in partners' capital, retained earnings, and cash flows of the Limited Partner and its consolidated Subsidiaries for the year then ended, copies of which have been delivered to the Administrative Agent and the Banks.

      "Funded Debt" of any Person means (a) Debt of such Person as described in clauses (a), (b), (d) and (e) of the definition of "Debt" in this Section 1.01 and (b) Debt of such Person as described in clauses (h) and (i) of the definition of "Debt" in this Section
1.01 but only with respect to the indebtedness referred to in clauses (a), (b),
(d) and (e) of such definition.

      "GAAP" means United States generally accepted accounting principles as in effect from time to time, applied on a basis consistent with the requirements of
Section 1.03.

      "General Partner" means HEP Logistics GP, L.L.C., a Delaware limited liability company.

      "Governmental Authority" means any foreign governmental authority, the United States of America, any state of the United States of America and any subdivision of any of the foregoing, and any agency, department, commission, board, authority or instrumentality, bureau or court having jurisdiction over any Bank, the Borrower, any Guarantor or any of their respective Properties.

      "Guarantor" means as of the date of the initial Borrowing, each of the Persons listed on Schedule 1.01(d), and thereafter, each of the present and future direct and indirect Subsidiaries of the Borrower other than the Restricted Subsidiary, and "Guarantors" means all such Guarantors collectively.

      "Guaranty" means the Guaranty executed by each Guarantor, in substantially the form of the attached Exhibit E, as such may be amended from time to time in accordance with its terms, and "Guaranties" means all such Guaranties collectively.

      "Hazardous Substance" means the substances identified as such pursuant to CERCLA and those regulated under any other Environmental Law, including without limitation pollutants, contaminants, Hydrocarbons, radionuclides, wastes and radioactive materials.

      "HEP Logistics Holdings" means HEP Logistics Holdings, L.P., a Delaware limited partnership.

      "Holly Logistic Services" means Holly Logistic Services, L.L.C., a Delaware limited liability company.

      "Hydrocarbons" means oil, gas, coal seam gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, and all other liquid and gaseous hydrocarbons produced or to be produced in conjunction therewith from a well bore and all products, by-products, and other substances derived therefrom or the processing thereof, and all other minerals and substances produced in conjunction with such substances, including, but not limited to, sulfur, geothermal steam, water, carbon dioxide, helium, and any and all minerals, ores, or substances of value and the products and proceeds therefrom.

      "Interest Coverage Ratio" means, for the Borrower and its Subsidiaries on a Consolidated basis, as of the end of any fiscal quarter, the ratio of (a) EBITDA for the four-fiscal quarter period then ended to (b) Interest Expense for the four-fiscal quarter period then ended; provided that for purposes of this definition, (i) with respect to the fiscal quarter period ending September 30, 2004, EBITDA shall be measured by multiplying EBITDA for the three-month period then ended by four and Interest Expense shall be measured by multiplying Interest Expense for the three-month period then ended by four, (ii) with respect to the fiscal quarter period ending December 31, 2004, EBITDA shall be measured by multiplying EBITDA for the two quarters then ended by two and Interest Expense shall be measured by multiplying Interest Expense for the two quarters then ended by two, and (iii) with respect to the fiscal quarter ending March 31, 2005, EBITDA shall be measured by multiplying EBITDA for the three quarters then ended by 4/3 and Interest Expense shall be measured by multiplying Interest Expense for the three quarters then ended by 4/3.

      "Interest Expense" means, for the Borrower and its Subsidiaries determined on a Consolidated basis, for any period, the total interest, letter of credit fees, and other fees incurred in connection with any Debt for such period, whether paid or accrued, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, all as determined in conformity with GAAP.

      "Interest Period" means, for each Eurodollar Rate Advance comprising part of the same Borrowing, the period commencing on the date of such Advance or the date of the Conversion of any Reference Rate Advance into such an Advance and ending on the last day of the period selected by the Borrower pursuant to the provisions below or by Section 2.02 and thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below or by Section 2.02. The duration of each such Interest Period shall be one, two, three or six months, or if available, 14 days or nine months, in each case as the Borrower may, upon notice received by the Administrative Agent not later than 11:00 a.m. (Dallas, Texas time) on the third Business Day prior to the first day of such Interest Period, select; provided, however, that:

            (a) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

            (b) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month in which it would have ended if there were a numerically corresponding day in such calendar month.

      "Interest Rate Contract" means an interest rate protection agreement, interest rate future, interest rate option, interest rate swap, interest rate cap, collar or other interest rate hedge arrangement, to or under which the Borrower or any of its Subsidiaries is or becomes a party.

      "Interim Financial Statements" means the unaudited pro forma consolidated balance sheet of the Limited Partner and its consolidated Subsidiaries dated March 31, 2004, and the related unaudited pro forma consolidated statements of income, operations, changes in partners' capital, retained earnings, and cash flows of the Limited Partner and its consolidated Subsidiaries for the three months then ended, copies of which have been delivered to the Administrative Agent and the Banks.

      "Interstate Commerce Act" means the body of law commonly known as the Interstate Commerce Act, Chapter 104, 24 Stat. 379 (codified as amended in scattered sections of 49 U.S.C.).

      "Investment" has the meaning set forth in Section 6.06.

      "Issuing Bank" means UBOC, any other Bank that issues a Letter of Credit hereunder with the consent of the Administrative Agent, and any successor issuing bank pursuant to Section 8.06.

      "Joint Venture" means the joint venture created pursuant to the terms of the Joint Venture Agreement dated as of April 27, 1977 by and between Support Terminals Operating Partnership, L.P., a Delaware limited partnership, the successor in interest to Support Terminal Services, Inc., a Delaware corporation, the successor in interest to Standard Transmission, a division of Cleary Petroleum Corporation, and Navajo Refining Company, L.P., successor in interest to Navajo Refining Company, as amended.

      "Legal Requirement" means any law, statute, ordinance, decree, requirement, order, judgment, rule, regulation (or official interpretation of any of the foregoing) of, and the terms of any license or permit issued by, any Governmental Authority, including, but not limited to, Regulations D, T, U and X.

      "Letter of Credit" means, individually, any letter of credit issued by an Issuing Bank which is subject to this Agreement and "Letters of Credit" means all such letters of credit collectively.

      "Letter of Credit Application" means an Issuing Bank's standard form letter of credit application for a standby letter of credit which has been executed by the Borrower and accepted by the applicable Issuing Bank in connection with the issuance of a Letter of Credit.

      "Letter of Credit Documents" means all Letters of Credit, Letter of Credit Applications, and agreements, documents, and instruments entered into in connection with or relating thereto.

      "Letter of Credit Exposure" means, at any time, the sum of (a) the aggregate undrawn maximum face amount of each Letter of Credit at such time, plus (b) the aggregate unpaid amount of all Reimbursement Obligations at such time.

      "Letter of Credit Obligations" means any obligations of the Borrower under this Agreement in connection with the Letters of Credit, including the Reimbursement Obligations.

      "Leverage Ratio" means, for the Borrower and its Subsidiaries on a Consolidated basis, as of the end of any fiscal quarter, the ratio of (a) Funded Debt for the Borrower and its Subsidiaries on a Consolidated basis as of the end of such fiscal quarter to (b) EBITDA for the four-fiscal quarter period then ended; provided that for purposes of this definition, (i) with respect to the fiscal quarter period ending September 30, 2004, EBITDA shall be measured by multiplying EBITDA for the three-month period then ended by four, (ii) with respect to the fiscal quarter period ending December 31, 2004, EBITDA shall be measured by multiplying EBITDA for the two quarters then ended by two, and (iii) with respect to the fiscal quarter ending March

31, 2005, EBITDA shall be measured by multiplying EBITDA for the three quarters then ended by 4/3.

      "Lien" means any mortgage, lien, pledge, charge, deed of trust, security interest, encumbrance or other type of preferential arrangement to secure or provide for the payment of any obligation of any Person, whether arising by contract, operation of law or otherwise (including, without limitation, the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement).

      "Limited Partner" means Holly Energy Partners, L.P., a Delaware limited partnership.

      "Liquid Investments" means (a) securities issued or fully guaranteed or insured by the United States Government or any agency thereof and backed by the full faith and credit of the United States having maturities of not more than twenty-four (24) months from the date of acquisition; (b) corporate and bank debt of an issuer rated at least A- (or then equivalent grade, in each case with stable outlook) by S&P and A3 (or then equivalent grade, in each case with stable outlook) by Moody's at the time of acquisition and having maturities of not more than twenty-four (24) months from the date of acquisition; (c) certificates of deposit, time deposits, Eurodollar time deposits, or bankers' acceptances, having in each case a tenor of not more than twenty-four (24) months from the date of acquisition, issued by any U.S. commercial bank or any branch or agency of a non-U.S. commercial bank licensed to conduct business in the United States having combined capital and surplus of not less than $500,000,000 whose long term securities are rated at least A- (or then equivalent grade, in each case with stable outlook) by S&P and A3 (or then equivalent grade, in each case with stable outlook) by Moody's at the time of acquisition; (d) commercial paper of an issuer rated at least A-1 by S&P or P-1 by Moody's at the time of acquisition, or guaranteed by a letter of credit issued by a financial institution meeting the requirements in (c) and in either case having a tenor of not more than 270 days; (e) AAA rated taxable and tax-exempt municipal securities, including auction rate municipal securities, having maturities of not more than twenty-four (24) months from the date of acquisition; (f) repurchase agreements relating to any of the investments listed in clauses (a) through (e) above with a market value at least equal to the consideration paid in connection therewith, with any Person who regularly engages in the business of entering into repurchase agreements and has a combined capital and surplus of not less than $500,000,000 whose long term securities are rated at least A- (or then equivalent grade) by S&P and A3 (or then equivalent grade) by Moody's at the time of acquisition; (g) asset-backed securities having as the underlying asset securities issued or guaranteed by the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association rated at least A- (or then equivalent grade, in each case with stable outlook) by S&P and A3 (or then equivalent grade, in each case with stable outlook) by Moody's at the time of acquisition and having maturities of not more than twenty-four (24) months from the date of acquisition; and (h) money market mutual or similar funds having assets in excess of $100,000,000, at least 95% of the assets of which are comprised of assets specified in clauses
(a), (c), (d) and (e) above.

      "Majority Banks" means, at any time, Banks holding at least fifty-one percent (51%) of the then aggregate unpaid principal amount of the Notes held by the Banks and the Letter of Credit Exposure of the Banks at such time; provided that if no such principal amount or Letter of

Credit Exposure is then outstanding, "Majority Banks" shall mean Banks having at least fifty-one percent (51%) of the aggregate amount of the Commitments at such time.

      "Material Adverse Effect" means a material adverse effect on (a) the business, assets, financial condition, operations or properties of (i) the Borrower, the Limited Partner, the General Partner, and their respective Subsidiaries taken as a whole, or (ii) the Parent and its Subsidiaries (other than the Limited Partner and its Subsidiaries), taken as a whole, (b) the ability of the Borrower, the Limited Partner, or the General Partner or any of their respective Subsidiaries to perform its or their, as applicable, obligations under this Agreement, the Notes, or any other Credit Document or (c) the validity or enforceability of any of the Credit Documents or the rights or remedies of the Banks or the Administrative Agent under any of the Credit Documents.

      "Material Contracts" means, collectively, (a) the Borrower Partnership Agreement, the Pipeline and Terminals Agreement, the Omnibus Agreement, and the Contribution Agreement, and (b) any other material documents, agreements or instruments related to any of the foregoing (i) to which the Borrower or any of its Subsidiaries is a party, and (ii) which, if terminated or cancelled, could reasonably be expected to have a Material Adverse Effect.

      "Maximum Rate" means the maximum nonusurious interest rate under applicable law.

      "MLP Partnership Agreement" means the First Amended and Restated Agreement of Limited Partnership of Holly Energy Partners, L.P. dated as of July 13, 2004 among HEP Logistics Holdings, Parent and the other limited partners party thereto, as the same may be amended, modified or supplemented from time to time in accordance with Section 6.09.

      "Moody's" means Moody's Investors Service, Inc.

      "Mortgages" means, collectively, each of the mortgages or deeds of trust executed by the Borrower or any of its Subsidiaries in favor of the Administrative Agent for its benefit and the ratable benefit of the Banks in substantially the form of the attached Exhibit F or such other form reasonably acceptable to the Administrative Agent and the mortgagor party thereto, as the same may be amended, modified or supplemented from time-to-time.

      "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA.

      "Navajo Refinery" means, collectively, that certain petroleum refinery located in Artesia, New Mexico and that certain interconnected crude oil and vacuum distillation and other facilities located in Lovington, New Mexico, each of which is owned by Navajo Refining Company, L.P., an indirect wholly-owned subsidiary of Parent.

      "Navajo Southern" means Navajo Southern, Inc., a Delaware corporation, or its successor in interest, HEP Navajo Southern, L.P., a Delaware limited partnership.

      "Net Income" means, for any period for which such amount is being determined, the Consolidated net income of the Borrower and its Subsidiaries, as determined in accordance with GAAP consistently applied, excluding, however, any net gain or loss from extraordinary or non-recurring items, including but not limited to any net gain or loss during such period arising from the sale, exchange, or other disposition of capital assets other than in the ordinary course of business.

      "New Bank Agreement" means a New Bank Agreement, substantially in the form of the attached Exhibit G, among the Borrower, the Administrative Agent, and a new financial institution making a Commitment pursuant to Section 2.14 of this Agreement.

      "Note" means a promissory note of the Borrower payable to the order of any Bank, in substantially the form of the attached Exhibit H, evidencing indebtedness of the Borrower to such Bank resulting from Advances owing to such Bank.

      "Notice of Borrowing" means a notice of borrowing in substantially the form of the attached Exhibit I signed by a Responsible Officer.

      "Notice of Conversion or Continuation" means a notice of conversion or continuation in substantially the form of the attached Exhibit J signed by a Responsible Officer.

      "Obligations" means (a) the principal, interest, fees, Letter of Credit commissions, charges, expenses, attorneys' fees and disbursements, indemnities and any other amounts payable by the Borrower and the Guarantors to the Administrative Agent, the Issuing Bank and the Banks under the Credit Documents, including without limitation, the Letter of Credit Obligations and (b) any amount in respect to any of the foregoing that the Administrative Agent, the Issuing Bank or any Bank, in its sole discretion, elects to pay or advance on behalf of the Borrower or any Guarantor after the occurrence and during the continuance of an Event of Default.

      "Omnibus Agreement" means that certain Omnibus Agreement dated as of July 13, 2004 by and among the Borrower, the Parent, the Limited Partner, the General Partner, Navajo Pipeline Co., L.P., a Delaware limited partnership, Holly Logistic Services, and HEP Logistics Holdings, as amended, modified or supplemented from time to time in accordance with Section 6.09.

      "Parent" means Holly Corporation, a Delaware corporation.

      "Parent Consent" means the Consent and Agreement dated as of July 13, 2004 among the Borrower, the Parent, the Limited Partner, the General Partner, Navajo Pipeline Co., L.P., a Delaware limited partnership, Holly Logistic Services, HEP Logistics Holdings, Navajo Refining Company, L.P., a Delaware limited partnership, Holly Refining & Marketing Company, a Delaware corporation, certain Subsidiaries of the Borrower, and the Administrative Agent.

      "Parent Credit Facility" means the Credit Agreement dated as of July 1, 2004 among the Parent, the financial institutions party thereto, and Bank of America, N.A., as administrative agent for such financial institutions, as the same may be amended, modified or supplemented from time to time.

      "Partners" means the General Partner and the Limited Partner.

      "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

      "Permitted Liens" has the meaning set forth in Section 6.01.

      "Person" means an individual, partnership, corporation (including a business trust), limited liability partnership, limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof or any trustee, receiver, custodian or similar official.

      "Pipeline Lease Agreement" means the Pipeline Lease Agreement dated as of March 11, 1996 between Mid-American Pipeline Company, LLC, successor in interest to Mid-American Pipeline Company and Navajo Pipeline Co., L.P., successor in interest to Navajo Pipeline Co.

      "Pipeline Systems" means (a) the approximately 780 miles of Refined Products pipelines located in New Mexico, Texas and Utah that are owned or leased by Borrower or any of its Subsidiaries and that are used by Borrower and its Subsidiaries in the Business, (b) the 249-mile Refined Products pipeline owned by the Restricted Subsidiary which is used in the Business to transport liquid petroleum gases from the western part of the state of Texas to the border between the state of Texas and Mexico near El Paso, and (c) any other pipelines owned or leased by the Borrower or any Subsidiary of the Borrower that are used in the Business.

      "Pipelines and Terminals Agreement" means that certain Pipelines and Terminals Agreement dated as of July 13, 2004 by and among the Borrower, the Parent, the Limited Partner, the General Partner, Navajo Refining Company, L.P., a Delaware limited partnership, Holly Refining and Marketing Company, a Delaware corporation, Holly Logistic Services, and HEP Logistics Holdings, as amended, modified or supplemented in accordance with Section 6.09.

      "Plan" means an employee benefit plan maintained for employees of the Borrower or any member of the Controlled Group and covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code.

      "Pledge Agreement" means a Pledge Agreement among the Borrower, any Guarantor and the Administrative Agent in substantially the form of the attached Exhibit K, as it may be amended, modified or supplemented from time to time, and "Pledge Agreements" means all such Pledge Agreements collectively.

      "Property" of any Person means any property or assets (whether real, personal, or mixed, tangible or intangible) of such Person.

      "Pro Rata Share" means, at any time with respect to any Bank with a Commitment, either (a) the ratio (expressed as a percentage) of such Bank's Commitment at such time to the aggregate Commitments at such time or (b) if such Bank's Commitment has been terminated, the ratio (expressed as a percentage) of such Bank's aggregate outstanding Advances plus such Bank's Letter of Credit Exposure at such time to the sum of the outstanding Advances plus the Letter of Credit Exposure of all the Banks at such time.

      "Reference Rate" means a fluctuating interest rate per annum as shall be in effect from time to time equal to the rate of interest publicly announced by Union Bank of California, N.A., as its reference rate, whether or not the Borrower has notice thereof.

      "Reference Rate Advances" means an Advance which bears interest as provided in Section 2.07(a).

      "Refined Products" means gasoline, diesel fuel, jet fuel, liquid petroleum gases, asphalt and asphalt products, and other refined petroleum products.

      "Register" has the meaning set forth in paragraph (c) of Section 9.06.

      "Registration Statement" means that certain Form S-1 Registration Statement dated March 15, 2004 and filed with the United States Securities and Exchange Commission with respect to the Common Units, as amended by Amendment No. 1 to Form S-1 Registration Statement filed April 26, 2004, by Amendment No. 2 to Form S-1 Registration Statement filed May 25, 2004, by Amendment No. 3 to Form S-1 Registration Statement filed June 21, 2004, and by Amendment No. 4 to Form S-1 Registration Statement filed June 25, 2004.

      "Regulations D, T, U, and X" means Regulations D, T, U, and X of the Federal Reserve Board, as each of the same is from time-to-time in effect, and all official rulings and interpretations thereunder or thereof.

      "Reimbursement Obligations" means all of the obligations of the Borrower and the Guarantors to reimburse the Issuing Bank for amounts paid by the Issuing Bank under Letters of Credit as established by the Letter of Credit Applications and Section 2.13(d).

      "Release" shall have the meaning set forth in CERCLA or under any other Environmental Law.

      "Required Banks" means, at any time, Banks holding at least sixty-six and two thirds percent (66 2/3%) of the then aggregate unpaid principal amount of the Notes held by the Banks and the Letter of Credit Exposure of the Banks at such time; provided that if no such principal amount or Letter of Credit Exposure is then outstanding, "Required Banks" shall mean Banks having at least sixty-six and two thirds percent (66 2/3%) of the aggregate amount of the Commitments at such time.

      "Reserve Amount" means $15,000,000.

      "Response" shall have the meaning set forth in CERCLA or under any other Environmental Law.

      "Responsible Officer" means the Chief Executive Officer, President, Chief Financial Officer, any Senior Vice President, any Vice President, Treasurer or Assistant Treasurer of the General Partner.

      "Restricted Payment" means (a) the making by the Borrower of any direct or indirect dividends or other distributions (in cash, Property, or otherwise), on or in respect of, or any direct or indirect payment of any kind or character in consideration for or otherwise in connection with any retirement, purchase, redemption, or other acquisition of, any Equity Interests of the Borrower, other than dividends payable in the Borrower's Equity Interest or (b) the making by the Borrower or any of its Subsidiaries of any principal or interest payments (in cash, Property or otherwise) on, or redemptions of, any subordinated debt of the Borrower or any of its Subsidiaries.

      "Restricted Subsidiary" means Rio Grande Pipeline Company, a Texas partnership owned as of the date of this Agreement by Navajo Southern and Amoco Rio Grande Pipeline Company.

      "Revolver Termination Date" means the earlier of (a) the Final Maturity Date and (b) the acceleration of the maturity of the Advances and the termination of the Bank's obligations to provide Advances pursuant to Article VII.

      "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

      "SEC" means the United States Securities and Exchange Commission.

      "Security Agreement" means a Security Agreement among the Borrower, the Guarantors and the Administrative Agent in substantially the form of the attached Exhibit L, as it may be amended, modified or supplemented from time to time, and "Security Agreements" means all such Security Agreements collectively.

      "Security Documents" means, collectively, (a) the Pledge Agreements, (b) the Security Agreements, (c) the Mortgages, (d) each other agreement, instrument or document executed at any time in connection with the Pledge Agreements, the Security Agreements or the Mortgages, and (e) each other agreement, instrument or document executed at any time in connection with securing the Obligations.

      "Sole Lead Arranger" means UBOC in its capacity as the sole lead arranger of the facility evidenced by this Agreement.

      "State Pipeline Regulatory Agencies" means, collectively, the Railroad Commission of Texas, the New Mexico Public Regulation Commission, the Idaho Public Utilities Commission, any similar Governmental Authorities in other jurisdictions, and any successor Governmental Authorities of any of the foregoing.

      "Subordinated Units" means the 7,000,000 subordinated units in the Limited Partner owned directly or indirectly by the Parent, representing a 49% limited partner interest in the Limited Partner.

      "Subsidiary" means, with respect to any Person, any other Person, a majority of whose outstanding Voting Securities is at the time directly or indirectly owned by such Person, by such Person and one or more Subsidiaries of such Person or by one or more Subsidiaries of such Person; provided that, for purposes of compliance with the representations, warranties and covenants of this Agreement and the other Credit Documents, the Restricted Subsidiary shall not be considered a Subsidiary of the Borrower.

      "Tangible Net Worth" means for any Person at any time, the total assets of such Person (other than goodwill and all other intangible assets of such Person) at such time minus the total liabilities of such Person at such time (it being understood that for avoidance of doubt, the account entry on the Borrower's consolidated balance sheet entitled "Transportation Agreement, Net" shall be treated as an intangible asset).

      "Terminals" means, collectively, (a) the five Refined Products terminals owned in whole or in part by the Borrower that are used in the Business that are integrated with the Pipeline Systems and are located in and between (i) El Paso, Texas; (ii) Moriarty, New Mexico; (iii) Bloomfield, New Mexico; (iv) Albuquerque, New Mexico; and (v) Tucson, Arizona, (b) the three Refined Products terminals owned in whole or in part by the Borrower that are used in the Business that serve third-party common carrier pipelines and are located in Boise and Burley, Idaho and Spokane, Washington, (c) the Refined Products terminal that is owned by the Borrower and that serves a United States Air Force Base that is located near Mountain Home, Idaho, (d) the two Refined Products truck loading racks owned by the Borrower that are used in the Business, one of which is located within the Navajo Refinery and one of which is located within the Woods Cross Refinery, and (e) any other terminals and loading racks owned or leased by the Borrower or any Subsidiary of the Borrower that are used in the Business.

      "Termination Event" means (a) a Reportable Event described in Section 4043 of ERISA and the regulations issued thereunder (other than a Reportable Event not subject to the provision for 30-day notice to the PBGC under such regulations), (b) the withdrawal of the Borrower or any of its Affiliates from a Plan during a plan year in which it was a "substantial employer" as defined in
Section 4001(a)(2) of ERISA, (c) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, (d) the institution of proceedings to terminate a Plan by the PBGC, or
(e) any other event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

      "Texas Intrastate Pipelines" has the meaning set forth in Section 4.19(b).

      "Transfer Documents" means, collectively, the Contribution Agreement and all other material documents, agreements, and instruments executed by the Parent or the Borrower in connection with the transfers of assets to the Borrower and its Subsidiaries as described in the Contribution Agreement.

      "Trigger Event" has the meaning set forth in Section 5.15.

      "Type" has the meaning set forth in Section 1.04.

      "UBOC" means Union Bank of California, N.A., a national banking association.

      "UCC" means the "Uniform Commercial Code" as the same may be in effect, from time to time, in any state in which attachment, perfection, or priority of a security interest in Collateral is governed by the law of such state.

      "Voting Securities" means (a) with respect to any corporation, capital stock of the corporation having general voting power under ordinary circumstances to elect directors of such corporation (irrespective of whether at the time stock of any other class or classes shall have or might have special voting power or rights by reason of the happening of any contingency), (b) with respect to any partnership, any partnership interest or other ownership interest having general voting power to elect the general partner or other management of the partnership or other Person, and (c) with respect to any limited liability company, membership certificates or interests having general voting power under ordinary circumstances to elect managers of such limited liability company.

      "Woods Cross Refinery" means that certain high conversion petroleum product refinery located just north of Salt Lake City, Utah that is owned by the Parent and operated by Holly Refining & Marketing Company, a wholly-owned subsidiary of the Parent.

      "Working Capital Borrowing" means a Borrowing other than (a) a Borrowing the proceeds of which are used for Acquisitions or (b) a Borrowing the proceeds of which are used for non-working capital purposes (it being understood that any Borrowing the proceeds of which are used to make Distribution Payments shall constitute a "Working Capital Borrowing").

      Section 1.02. Computation of Time Periods. In the Credit Documents in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

      Section 1.03. Accounting Terms; Changes in GAAP.

      (a) All accounting terms not specifically defined in this Agreement shall be construed in accordance with GAAP applied on a consistent basis with those applied in the preparation of the Financial Statements.

      (b) Unless otherwise indicated, all financial statements of the Borrower and its Subsidiaries, all calculations for compliance with covenants in this Agreement and all calculations of any amounts to be calculated under the definitions in Section 1.01 shall be based upon the consolidated accounts of the Borrower and its Subsidiaries in accordance with GAAP and consistent with the principles applied in preparing the Financial Statements (it being understood that the Restricted Subsidiary shall not be consolidated with the Borrower and its Subsidiaries for purposes of calculating compliance with any financial covenants set forth in this Agreement but any amounts distributed by the Restricted Subsidiary to the Borrower or any other Subsidiary of the Borrower may be included in any such calculation to the extent such distributed amounts are so received by the Borrower or such Subsidiary).

      Section 1.04. Types of Advances and Borrowings. Advances are distinguished by "Type." The "Type" of an Advance refers to the determination whether such Advance is a Eurodollar Rate Advance or Reference Rate Advance.

      Section 1.05. Miscellaneous. Article, Section, Schedule and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified.

                                   ARTICLE II

                                CREDIT FACILITIES

      Section 2.01. Making the Advances.

      (a) Advances. Each Bank having a Commitment severally agrees, on the terms and conditions set forth in this Agreement, to make Advances to the Borrower from time to time on any Business Day during the period from the date of this Agreement until the Revolver Termination Date in an aggregate outstanding amount up to but not to exceed at any time outstanding its Commitment, as such amount may be reduced pursuant to Section 2.03, 7.02, and 7.03; provided, however that the aggregate outstanding principal amount of all Advances plus the aggregate Letter of Credit Exposure plus, if a Trigger Event shall have occurred and be continuing, the Reserve Amount shall not at any time exceed the aggregate Commitments.

      (b) Generally. Each Borrowing shall, in the case of Borrowings consisting of Reference Rate Advances, be in an aggregate amount not less than $500,000 and in integral multiples of $100,000 in excess thereof (except any Borrowing of Reference Rate Advances may be in an amount equal to the availability at such time), and in the case of Borrowings consisting of Eurodollar Rate Advances, be in an aggregate amount not less than $1,000,000 or in integral multiples of $500,000 in excess thereof, and in each case shall consist of Advances of the same Type made on the same day by the Banks ratably according to their respective Commitments. Within the limits of each Bank's Commitment, and subject to the terms of this Agreement, the Borrower may from time to time borrow, prepay, and reborrow Advances.

      (c) Notes. The indebtedness of the Borrower to each Bank resulting from the Advances owing to such Bank shall be evidenced by a Note of the Borrower payable to the order of such Bank.

      Section 2.02. Method of Borrowing.

      (a) Notice. Each Borrowing shall be made pursuant to a Notice of Borrowing (or by telephone notice promptly confirmed in writing by a Notice of Borrowing), given not later than 11:00 a.m. (Dallas, Texas time) (i) on the third Business Day before the date of the proposed Borrowing, in the case of a Borrowing comprised of Eurodollar Rate Advances or (ii) on the Business Day of the proposed Borrowing, in the case of a Borrowing comprised of Reference Rate Advances, by the Borrower to the Administrative Agent, which shall in turn give to each Bank prompt notice of such proposed Borrowing by telecopier or telex. Each Notice of Borrowing shall be given by telecopier or telex, confirmed immediately in writing, or other written notice specifying the information required therein. In the case of a proposed Borrowing comprised of Eurodollar Rate Advances, the Administrative Agent shall promptly notify each Bank of the applicable interest rate under Section 2.07(b). Each Bank shall, before 12:00 p.m. (Dallas, Texas time) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at its address referred to in Section 9.02, or such other location as the Administrative Agent may specify by notice to the Banks, in same day funds, such Bank's Pro Rata Share of such Borrowing. Subject to Section 2.02(e), after the Administrative Agent's receipt of such funds and upon fulfillment (or waiver in writing) of the applicable conditions set forth in Article III, the Administrative Agent shall make such funds available to the Borrower at its account with the Administrative Agent or to any other account designated by the Borrower in writing.

      (b) Conversions and Continuations. The Borrower may elect to Convert or continue any Borrowing under this Section 2.02 by delivering an irrevocable Notice of Conversion or Continuation to the Administrative Agent at the Administrative Agent's office no later than 11:00 a.m. (Dallas, Texas time) (i) on the date which is at least three Business Days in advance of the proposed Conversion or continuation date in the case of a Conversion to or a continuation of a Borrowing comprised of Eurodollar Rate Advances and (ii) on the Business Day of the proposed conversion date in the case of a Conversion to a Borrowing comprised of Reference Rate Advances. Each such Notice of Conversion or Continuation shall be in writing or by telex or telecopier, confirmed immediately in writing, or other written notice specifying the information required therein. Promptly after receipt of a Notice of Conversion or Continuation under this Section, the Administrative Agent shall provide each Bank with a copy thereof and, in the case of a Conversion to or a Continuation of a Borrowing comprised of Eurodollar Rate Advances, notify each Bank of the applicable interest rate under Section 2.07(b).

      (c) Certain Limitations. Notwithstanding anything in paragraphs 2.02(a) and 2.02(b) above:

            (i) at no time shall there be more than six Interest Periods applicable to outstanding Eurodollar Rate Advances and the Borrower may not select Eurodollar Rate Advances for any Borrowing at any time that an Event of Default has occurred and is continuing;

            (ii) if any Bank shall, at least one Business Day before the date of any requested Borrowing, Conversion or continuation, notify the Administrative Agent and the Borrower that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or that any central bank or other Governmental Authority asserts that it is unlawful, for such Bank or its Eurodollar Lending Office to perform its obligations under this Agreement to make Eurodollar Rate Advances or to fund or maintain Eurodollar Rate Advances, the right of the Borrower to select Eurodollar Rate Advances from such Bank shall be suspended until such Bank shall notify the Administrative Agent and the Borrower that the circumstances causing such suspension no longer exist, and the Advance made by such Bank in respect of such Borrowing, Conversion or continuation shall be a Reference Rate Advance;

            (iii) if the Administrative Agent is unable to determine in good faith the Eurodollar Rate for Eurodollar Rate Advances comprising any requested Borrowing, the right of the Borrower to select Eurodollar Rate Advances for such Borrowing or for any subsequent Borrowing shall be suspended until the Administrative Agent shall notify the Borrower and the Banks that the circumstances causing such suspension no longer exist, and each Advance comprising such Borrowing shall be a Reference Rate Advance;

            (iv) if the Majority Banks shall, at least one Business Day before the date of any requested Borrowing, notify the Administrative Agent and the Borrower that the Eurodollar Rate for Eurodollar Rate Advances comprising such Borrowing will not adequately reflect the cost to such Banks of making or funding their respective Eurodollar Rate Advances, as the case may be, for such Borrowing, the right of the Borrower to select Eurodollar Rate Advances for such Borrowing or for any subsequent Borrowing shall be suspended until the Administrative Agent shall notify the Borrower and the Banks that the circumstances causing such suspension no longer exist, and each Advance comprising such Borrowing shall be a Reference Rate Advance;

            (v) if the Borrower delivers a Notice of Conversion or Continuation to the Administrative Agent but fails to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01 and paragraph 2.02(b) above, the Administrative Agent shall so notify the Borrower and the Banks and such Advances shall be made available to the Borrower on the date of such Borrowing as Eurodollar Rate Advances or, if an existing Advance, Converted into Eurodollar Rate Advances, in each case with an Interest Period equal to one month; and

            (vi) if the Borrower fails to deliver a Notice of Conversion or Continuation to the Administrative Agent with respect to any Eurodollar Rate Advance in accordance with Section 2.02(b)(i) hereof, such Eurodollar Rate Advances shall, at the end of the applicable Interest Period, be Converted into Reference Rate Advances.

      (d) Notices Irrevocable. Each Notice of Borrowing and Notice of Conversion or Continuation, once delivered, shall be irrevocable and binding on the Borrower. In the case of any Borrowing which the related Notice of Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Borrower shall indemnify each Bank against any loss, out-of-pocket cost or expense incurred by such Bank as a result of any failure by the Borrower to fulfill on or before the date specified in such Notice of Borrowing, the applicable conditions set forth in Article III that are not otherwise waived in writing, including, without limitation, any loss (including any loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund the Advance to be made by such Bank as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

      (e) Administrative Agent Reliance. Unless the Administrative Agent shall have received notice from a Bank before the date of any Borrowing that such Bank shall not make available to the Administrative Agent such Bank's Pro Rata Share of the Borrowing, the Administrative Agent may assume that such Bank has made its Pro Rata Share of such Borrowing available to the Administrative Agent on the date of such Borrowing in accordance with paragraph 2.02(a) and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made its Pro Rata Share of such Borrowing available to the Administrative Agent, such Bank and the Borrower severally agree to immediately repay to the Administrative Agent on demand such corresponding amount, together with interest on such amount, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable on such day to Advances comprising such Borrowing and (ii) in the case of such Bank, the Federal Funds Rate for such day. If such Bank shall repay to the Administrative Agent such corresponding amount and interest as provided above, such corresponding amount so repaid shall constitute such Bank's Advance as part of such Borrowing for purposes of this Agreement even though not made on the same day as the other Advances comprising such Borrowing.

      (f) Bank Obligations Several. The failure of any Bank to make the Advance to be made by it as part of any Borrowing shall not relieve any other Bank of its obligation, if any, to make its Advance on the date of such Borrowing. No Bank shall be responsible for the failure of any other Bank to make the Advance to be made by such other Bank on the date of any Borrowing.

      Section 2.03. Reduction of the Commitments.

      (a) The Borrower shall have the right, upon at least three Business Days' irrevocable notice to the Administrative Agent, to terminate in whole or reduce ratably in part the unused portion of the Commitment; provided that each partial reduction shall be in the aggregate amount of $1,000,000 or in integral multiples of $500,000 in excess thereof.

      (b) Any reduction and termination of the Commitments pursuant to this
Section 2.03 shall be applied ratably to each Bank's Commitment and shall be permanent, with no obligation of the Banks to reinstate such Commitments and the commitment fees provided for in Section 2.06(a) shall thereafter be computed on the basis of the Commitments as so reduced.

      Section 2.04. Prepayment of Advances.

      (a) Optional. The Borrower may prepay Advances, after giving by 11:00 a.m. (Dallas, Texas time) (i) in the case of Eurodollar Rate Advances, at least three Business Days' or (ii) in case of Reference Rate Advances, at least one Business Day's, irrevocable prior written notice to the Administrative Agent stating the proposed date and aggregate principal amount of such prepayment. If any such notice is given, the Borrower shall prepay Advances comprising part of the same Borrowing in whole or ratably in part in an aggregate principal amount equal to the amount specified in such notice, together with accrued interest to the date of such prepayment on the principal amount prepaid and amounts, if any, required to be paid pursuant to Section 2.10 as a result of such prepayment being made on such date; provided, however, that each partial prepayment with respect to: (A) any Borrowing comprised of Reference Rate Advances shall be made in an initial minimum aggregate principal amount of $500,000 and thereafter in $100,000 multiples in excess thereof and in an aggregate principal amount such that after giving effect thereto such Borrowing shall have a principal amount outstanding of at least $500,000 and (B) any Borrowing comprised of Eurodollar Rate Advances shall be made in an initial minimum aggregate principal amount of $1,000,000 and thereafter in $500,000 multiples in excess thereof and in an aggregate principal amount such that after giving effect thereto such Borrowing shall have a principal amount outstanding of at least $1,000,000. Full prepayments of any Borrowing are permitted without restriction of amounts. Each prepayment under this Section 2.04(a) shall be allocated between the Borrowings as determined by the Borrower.

      (b) Mandatory.

            (i) Reduction of Commitments. On any date that the sum of the outstanding Advances plus the Letter of Credit Exposure plus, if a Trigger Event shall have occurred and be continuing, the Reserve Amount exceeds the Commitments (including as a result of the reduction of Commitments pursuant to Section 2.03), the Borrower shall, to the extent of such excess, prepay to the Banks on a pro rata basis the outstanding principal amount of the Advances or if all such Advances have been repaid, the Borrower shall deposit with the Administrative Agent into the Cash Collateral Account an amount equal to such excess.

            (ii) Annual Clean Down Period. The Borrower shall prepay the Advances which comprise Working Capital Borrowings so that, for a period of not less than fifteen (15) consecutive days during each twelve (12) month period prior to the Final Maturity Date, the aggregate outstanding principal balance of all such Advances that constituted Working Capital Borrowings will be equal to zero.

            (iii) Accrued Interest. Each prepayment under this Section 2.04(b) shall be accompanied by accrued interest on the amount prepaid to the date of such prepayment and amounts, if any, required to be paid pursuant to Section
2.10 as a result of such prepayment.

      (c) Illegality. If any Bank shall notify the Administrative Agent and the Borrower that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or that any central bank or other Governmental Authority asserts that it is unlawful for such Bank or its Eurodollar Lending Office to perform its obligations under this Agreement to maintain any Eurodollar Rate Advances of such Bank then outstanding hereunder,
(i) the Borrower shall, no later than 11:00 a.m. (Dallas, Texas time) (A) if not prohibited by law, on the last day of the Interest Period for each outstanding Eurodollar Rate Advance made by such Bank or (B) if required by such notice, on the second Business Day following its receipt of such notice prepay all of the Eurodollar Rate Advances made by such Bank then outstanding, together with accrued interest on the principal amount prepaid to the date of such prepayment and amounts, if any, required to be paid pursuant to Section 2.10 as a result of such prepayment being made on such date, (ii) such Bank shall simultaneously make a Reference Rate Advance to the Borrower on such date in an amount equal to the aggregate principal amount of the Eurodollar Rate Advances prepaid to such Bank, and (iii) the right of the Borrower to select Eurodollar Rate Advances from such Bank for any subsequent Borrowings shall be suspended until such Bank shall notify the Administrative Agent that the circumstances causing such suspension no longer exist; provided, that such Bank agrees to use reasonable efforts to designate a different Applicable Lending Office if the making of such designation would avoid such payment, and would not, in its reasonable judgment, be otherwise disadvantageous to such Bank.

      (d) No Additional Right; Ratable Prepayment. The Borrower shall have no right to prepay any principal amount of any Advance except as provided in this
Section 2.04, and all notices given pursuant to this Section 2.04 shall be irrevocable and binding upon the Borrower. Each payment of any Advance pursuant to this Section 2.04 shall be made in a manner such that all Advances comprising part of the same Borrowing are paid in whole or ratably in part.

      Section 2.05. Repayment of Advances. The Borrower shall repay to the Administrative Agent for the ratable benefit of the Banks the outstanding principal amount of each Advance, together with any accrued interest thereon, on the Final Maturity Date or such earlier date pursuant to Section 7.02 or Section 7.03.

      Section 2.06. Fees.

      (a) Commitment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Bank a commitment fee on the daily amount by which such Bank's Commitment exceeds such Bank's outstanding Advances plus its Pro Rata Share of the aggregate Letter of Credit Exposure, at a rate equal to the Applicable Margin for commitment fees from the date of this Agreement until the Revolver Termination Date. The commitment fees shall be due and payable quarterly in arrears on the last day of each March, June, September and December commencing on September 30, 2004 and continuing thereafter through the Revolver Termination Date and on the Revolver Termination Date.

      (b) Administrative Agent Fees. The Borrower agrees to pay to the Administrative Agent for the benefit of the Administrative Agent the fees described in the letter dated July 7, 2004 from the Administrative Agent to the Borrower (the "Administrative Agent's Fee Letter").

      (c) Letter of Credit Fees. The Borrower agrees to pay to (i) the Administrative Agent for the pro rata benefit of the Banks a fee per annum for each Letter of Credit issued hereunder equal to the Applicable Margin for letter of credit fees on the face amount of such Letter of Credit, but in no event less than $500.00 per year on each Letter of Credit and (ii) to the applicable Issuing Bank any other fees agreed to in writing between the Borrower and such Issuing Bank. Each such fee shall be payable annually in advance on the date of the issuance, increase or extension of the Letter of Credit, but, in the case of an increase or extension only, on the amount of such increase or for the period of such extension.

      Section 2.07. Interest. The Borrower shall pay interest on the unpaid principal amount of each Advance made by each Bank from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

      (a) Reference Rate Advances. If such Advance is a Reference Rate Advance, a rate per annum equal at all times to the Adjusted Reference Rate in effect from time to time plus the Applicable Margin in effect from time to time, payable in arrears on the last day of each March, June, September and December commencing September 30, 2004 and on the date such Reference Rate Advance shall be paid in full, provided that upon the occurrence and during the continuance of any Event of Default, such Advance shall bear interest at a rate per annum equal at all times to the Adjusted Reference Rate in effect from time to time plus the Applicable Margin plus two percent (2.00%) per annum, payable on written demand.

      (b) Eurodollar Rate Advances. If such Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during the Interest Period for such Advance to the Eurodollar Rate for such Interest Period plus the Applicable Margin in effect from time to time, payable on the last day of such Interest Period, and, in the case of Interest Periods of more than three months duration, on each day which occurs during such Interest Period at intervals of three months from the first day of such Interest Period, provided that upon the occurrence and during the continuance of any Event of Default, such Advance shall bear interest at a rate per annum equal at all times to the Adjusted Reference Rate in effect from time to time plus the Applicable Margin plus two percent (2.00%) per annum, payable on written demand.

      (c) Additional Interest on Eurodollar Rate Advances. The Borrower shall pay to each Bank, so long as any such Bank shall be required under regulations of the Federal Reserve Board to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional interest on the unpaid principal amount of each Eurodollar Rate Advance of such Bank, from the effective date of such Advance until such principal amount is paid in full, at an interest rate per annum equal at all times to the remainder obtained by subtracting (i) the Eurodollar Rate for the Interest Period for such Advance from (ii) the rate obtained by dividing such Eurodollar Rate by a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage of such Bank for such Interest Period, payable on each date on which interest is payable on such Advance. Such additional interest payable to any Bank shall be determined by such Bank and notified to the Borrower in writing through the Administrative Agent (such notice to include the detailed calculation of such additional interest, which calculation shall be conclusive in the absence of manifest error).

      (d) Usury Recapture.

            (i) If, with respect to any Bank, the effective rate of interest contracted for under the Credit Documents, including the stated rates of interest and fees contracted for hereunder and any other amounts contracted for under the Credit Documents which are deemed to be interest, at any time exceeds the Maximum Rate, then the outstanding principal amount of the loans made by such Bank hereunder shall bear interest at a rate which would make the effective rate of interest for such Bank under the Credit Documents equal the Maximum Rate until the difference between the amounts which would have been due at the stated rates and the amounts which were due at the Maximum Rate (the "Lost Interest") has been recaptured by such Bank.

            (ii) If, when the loans made hereunder are repaid in full, the Lost Interest has not been fully recaptured by such Bank pursuant to the preceding paragraph, then, to the extent permitted by law, for the loans made hereunder by such Bank the interest rates charged under Section 2.07 hereunder shall be retroactively increased such that the effective rate of interest under the Credit Documents was at the Maximum Rate since the effectiveness of this Agreement to the extent necessary to recapture the Lost Interest not recaptured pursuant to the preceding sentence and, to the extent allowed by law, the Borrower shall pay to such Bank the amount of the Lost Interest remaining to be recaptured by such Bank.

            (iii) Notwithstanding the foregoing or any other term in this Agreement and the Credit Documents to the contrary, it is the intention of each Bank and the Borrower to conform strictly to any applicable usury laws. Accordingly, if any Bank contracts for, charges, or receives any consideration which constitutes interest in excess of the Maximum Rate, then any such excess shall be canceled automatically and, if previously paid, shall at such Bank's option be applied to the outstanding amount of the loans made hereunder by such Bank or be refunded to the Borrower.

      Section 2.08. Payments and Computations.

      (a) Payment Procedures. The Borrower shall make each payment under this Agreement and under the Notes not later than 11:00 a.m. (Dallas, Texas time) on the day when due in Dollars to the Administrative Agent at 445 S. Figueroa Street, Los Angeles, California 90071 (or such other location as the Administrative Agent shall designate in writing to the

Borrower), in same day funds without deduction, setoff, or counterclaim of any kind and shall send notice of such payments to the Administrative Agent at 601 Potrero Grande Dr., Monterey Park, California 91754. The Administrative Agent shall promptly thereafter cause to be distributed like funds relating to the payment of principal, interest, or fees ratably (other than amounts payable solely to the Administrative Agent, the Issuing Bank, or a specific Bank pursuant to Section 2.06(b), 2.06(c), 2.10, 2.11, 2.12, 2.13 8.05, 9.04 or 9.07)
in accordance with each Bank's Pro Rata Share to the Banks for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Bank or the Issuing Bank to such Bank for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement.

      (b) Computations. All computations of interest based on the Reference Rate and of fees shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurodollar Rate and the Federal Funds Rate shall be made by the Administrative Agent, on the basis of a year of 360 days, in each case for the actual number of days (including the first day, but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent of an interest rate or fee shall be conclusive and binding for all purposes, absent manifest error.

      (c) Non-Business Day Payments. Whenever any payment shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be; provided, however, that if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

      (d) Administrative Agent Reliance. Unless the Administrative Agent shall have received written notice from the Borrower prior to the date on which any payment is due to the Banks that the Borrower shall not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such date an amount equal to the amount then due such Bank. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Bank, together with interest, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Rate for such day.

      Section 2.09. Sharing of Payments, Etc. If any Bank shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Advances or Letter of Credit Obligations made by it in excess of its Pro Rata Share, as applicable, of payments on account of the Advances or Letter of Credit Obligations obtained by all the Banks, such Bank shall notify the Administrative Agent and forthwith purchase from the other Banks such participations in the Advances made by them or Letter of Credit Obligations held by them as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Bank, such purchase from each Bank shall be rescinded and such Bank shall repay to the purchasing Bank the purchase price to the extent of such Bank's ratable share (according to the proportion of (a) the amount of the participation sold by such Bank to the purchasing Bank as a result of such excess payment to (b) the total amount of such excess payment) of such recovery, together with an amount equal to such Bank's ratable share (according to the proportion of (i) the amount of such Bank's required repayment to the purchasing Bank to (ii) the total amount of all such required repayments to the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrower agrees that any Bank so purchasing a participation from another Bank pursuant to this
Section 2.09 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of the Borrower in the amount of such participation.

      Section 2.10. Breakage Costs. If (a) any payment of principal of any Eurodollar Rate Advance is made other than on the last day of the Interest Period for such Advance, whether as a result of any payment pursuant to Section 2.04, the acceleration of the maturity of the Notes pursuant to Article VII, or for any other reason or (b) the Borrower fails to make a principal or interest payment with respect to any Eurodollar Rate Advance on the date such payment is due and payable, the Borrower shall, within ten days of any written demand sent by any Bank to the Borrower through the Administrative Agent (which demand shall provide a statement explaining the amount and setting forth the computation of any such loss or expense), pay to the Administrative Agent for the account of such Bank any amounts required to compensate such Bank for any additional losses, out-of-pocket costs or expenses which it may reasonably incur as a result of such payment or nonpayment, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Bank to fund or maintain such Advance.

      Section 2.11. Increased Costs.

      (a) Eurodollar Rate Advances. If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements included in the Eurodollar Rate Reserve Percentage) in or in the interpretation of any law or regulation occurring on or after the date of this Agreement or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase occurring on or after the date of this Agreement in the cost to any Bank of agreeing to make or making, funding or maintaining Eurodollar Rate Advances, then the Borrower shall from time-to-time, upon demand by such Bank (with a copy of such demand to the Administrative Agent), immediately pay to the Administrative Agent for the account of such Bank additional amounts sufficient to compensate such Bank for such increased cost; provided, that, before making any such demand, such Bank agrees to promptly notify the Borrower and to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such increased cost and would not, in its reasonable judgment, be otherwise disadvantageous. A certificate as to the amount of such increased cost and detailing the calculation of such cost submitted to the Borrower and the Administrative Agent by such Bank shall be conclusive and binding for all purposes, absent manifest error.

      (b) Capital Adequacy. If any Bank or Issuing Bank reasonably determines that its required compliance with any law or regulation or any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Bank or Issuing Bank or any corporation controlling such Bank or Issuing Bank and that the amount of the capital is increased by or based upon the existence of such Bank's commitment to lend or such Issuing Bank's commitment to issue the Letters of Credit and other commitments of this type, then, upon thirty days' prior written notice by such Bank or Issuing Bank (with a copy of any such demand to the Administrative Agent), the Borrower shall immediately pay to the Administrative Agent for the account of such Bank or Issuing Bank, as the case may be, from time-to-time as specified by such Bank or Issuing Bank, additional amounts sufficient to compensate such Bank or Issuing Bank, in light of the circumstances, to the extent that such Bank or Issuing Bank, as the case may be, reasonably determines the increase in capital to be allocable to the existence of such Bank's commitment to lend or such Issuing Bank's commitment to issue the Letters of Credit under this Agreement. A certificate as to the amounts showing in reasonable detail the calculation of the amounts submitted to the Borrower by such Bank or Issuing Bank shall be presumptively correct, absent manifest error.

      (c) Letters of Credit. If any change in any law or regulation or in the interpretation thereof by any court or administrative or Governmental Authority charged with the administration thereof shall either (i) impose, modify, or deem applicable any reserve, special deposit, or similar requirement against letters of credit issued by, or assets held by, or deposits in or for the account of, an Issuing Bank or (ii) impose on an Issuing Bank any other condition regarding the provisions of this Agreement relating to the Letters of Credit or any Letter of Credit Obligations, and the result of any event referred to in the preceding clause (i) or (ii) shall be to increase the cost to such Issuing Bank of issuing or maintaining any Letter of Credit (which increase in cost shall be determined by such Issuing Bank's reasonable allocation of the aggregate of such cost increases resulting from such event), then, upon demand by such Issuing Bank, the Borrower shall pay to the Administrative Agent for the account of such Issuing Bank, from time to time as specified by such Issuing Bank, additional amounts which shall be sufficient to compensate such Issuing Bank for such increased cost. A certificate as to such increased cost incurred by such Issuing Bank, as a result of any event mentioned in clause (i) or (ii) above, and detailing the calculation of such increased costs submitted by such Issuing Bank to the Borrower, shall be conclusive and binding for all purposes, absent manifest error.

      Section 2.12. Taxes.

      (a) No Deduction for Certain Taxes. Any and all payments by the Borrower shall be made, in accordance with Section 2.08, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank, each Issuing Bank and the Administrative Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank, such Issuing Bank or the Administrative Agent (as the case may be) is organized or any political subdivision of the jurisdiction (all such income and franchise taxes collectively referred to as "Excluded Taxes", and all such taxes, levies, imposts, deductions, charges, withholdings and liabilities other than the Excluded Taxes being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable to any Bank, any Issuing Bank, or the Administrative Agent, (i) the sum payable shall be increased as may be necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 2.12), such Bank, such Issuing Bank, or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made; (ii) the Borrower shall make such deductions; and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the Notes, or the other Credit Documents (hereinafter referred to as "Other Taxes").

      (b) Indemnification. THE BORROWER HEREBY INDEMNIFIES EACH BANK, EACH ISSUING BANK, AND THE ADMINISTRATIVE AGENT FOR THE FULL AMOUNT OF TAXES OR OTHER TAXES (INCLUDING, WITHOUT LIMITATION, ANY TAXES OR OTHER TAXES IMPOSED BY ANY JURISDICTION ON AMOUNTS PAYABLE UNDER THIS SECTION 2.12) PAID BY SUCH BANK, SUCH ISSUING BANK, OR THE ADMINISTRATIVE AGENT, AS THE CASE MAY BE, AND ANY LIABILITY ARISING THEREFROM OR WITH RESPECT THERETO. EACH PAYMENT REQUIRED TO BE MADE BY THE BORROWER IN RESPECT OF THIS INDEMNIFICATION SHALL BE MADE TO THE ADMINISTRATIVE AGENT FOR THE BENEFIT OF ANY PARTY CLAIMING SUCH INDEMNIFICATION WITHIN THIRTY DAYS FROM THE DATE THE BORROWER RECEIVES WRITTEN DEMAND THEREFOR FROM THE ADMINISTRATIVE AGENT ON BEHALF OF ITSELF AS ADMINISTRATIVE AGENT, such ISSUING BANK, OR ANY SUCH BANK.

      (c) Foreign Bank Withholding Exemption. Each Bank and Issuing Bank that is not incorporated under the laws of the United States of America or a state thereof agrees that it shall deliver to the Borrower and the Administrative Agent on the date of this Agreement or upon, and as a condition to, the effectiveness of any Assignment and Acceptance (i) two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI or successor applicable form, as the case may be, certifying in each case that such Bank is entitled to receive payments under this Agreement and the Notes payable to it, without deduction or withholding of any United States federal income taxes, (ii) if applicable, an Internal Revenue Service Form W-8 or W-9 or successor applicable form, as the case may be, to establish an exemption from United States backup withholding tax, and (iii) any other governmental forms which are necessary or required under an applicable tax treaty or otherwise by law to reduce or eliminate any withholding tax which have been reasonably requested by the Borrower. Each Bank which delivers to the Borrower and the Administrative Agent a Form W-8BEN or W-8ECI and Form W-8 or W-9 pursuant to the immediately preceding sentence further undertakes to deliver to the Borrower and the Administrative Agent two further copies of the said letter and Form W-8BEN or W-8ECI and Form W-8 or W-9, or successor applicable forms, or other manner of certification, as the case may be, on or before the date that any such letter or form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent letter and form previously delivered by it to the Borrower and the Administrative Agent, and such extensions or renewals thereof as may reasonably be requested by the Borrower and the Administrative Agent certifying in the case of a Form W-8BEN or W-8ECI that such Bank is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes. If an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any delivery required by the preceding sentence would otherwise be required which renders all such forms inapplicable or which would prevent any Bank from duly completing and delivering any such letter or form with respect to it and such Bank advises the Borrower and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax, and in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax, such Bank shall not be required to deliver such letter or forms. The Borrower shall withhold tax at the rate and in the manner required by the laws of the United States with respect to payments made to a Bank failing to timely provide the requisite Internal Revenue Service forms.

      Section 2.13. Letters of Credit.

      (a) Commitment. From time to time from the date of this Agreement until date which is five Business Days prior to the Revolver Termination Date, at the request of the Borrower, the applicable Issuing Bank shall, on the terms and conditions hereinafter set forth, issue, increase, or extend the expiration date of Letters of Credit for the account of the Borrower or any of its Subsidiaries (other than the Restricted Subsidiary) on any Business Day. No Letter of Credit shall be issued, increased, or extended:

            (i) unless such issuance, increase, or extension would not cause the Letter of Credit Exposure to exceed the lesser of (A) $50,000,000.00 or (B) the aggregate amount of the unused Commitments;

            (ii) unless such Letter of Credit has an Expiration Date not later than the earlier of (A) twelve months after the date of issuance thereof (or, if extendable beyond such period, unless such Letter of Credit is cancelable upon at least thirty days' notice given by the applicable Issuing Bank to the beneficiary of such Letter of Credit) and (B) five days prior to the Revolver Termination Date;

            (iii) unless such Letter of Credit Documents are in form and substance acceptable to the applicable Issuing Bank in its sole discretion;

            (iv) unless such Letter of Credit is a standby letter of credit not supporting the repayment of indebtedness for borrowed money of any Person; and

            (v) unless the Borrower has delivered to the applicable Issuing Bank a completed and executed Letter of Credit Application.

      (b) Participations. Upon the date of the issuance or increase of a Letter of Credit, the applicable Issuing Bank shall be deemed to have sold to each other Bank and each other Bank shall have been deemed to have purchased from such Issuing Bank a participation in the related Letter of Credit Obligations equal to such Bank's Pro Rata Share at such date and such sale and purchase shall otherwise be in accordance with the terms of this Agreement. Such Issuing Bank shall promptly notify each such participant Bank by telex, telephone, or telecopy of each Letter of Credit issued, increased, or extended or converted and the actual dollar amount of such Bank's participation in such Letter of Credit.

      (c) Issuing. Each Letter of Credit shall be issued, increased, or extended pursuant to a Letter of Credit Application (or by telephone notice promptly confirmed in writing by a Letter of Credit Application), given not later than 11:00 a.m. (Dallas, Texas time) on the third Business Day before the date of the proposed issuance, increase, or extension of the Letter of Credit, and the Administrative Agent shall give to each Bank prompt notice thereof by telex, telephone or telecopy. Each Letter of Credit Application shall be given by telecopier or telex, confirmed immediately in writing, specifying the information required therein. After the applicable Issuing Bank's receipt of such Letter of Credit Application and upon fulfillment (or waiver in writing) of the applicable conditions set forth in Article III, such Issuing Bank shall issue, increase, or extend such Letter of Credit for the account of the Borrower or any applicable Subsidiary (other than the Restricted Subsidiary). Each Letter of Credit Application shall be irrevocable and binding on the Borrower.

      (d) Reimbursement. The Borrower hereby agrees to pay on demand to the applicable Issuing Bank an amount equal to any amount paid by such Issuing Bank under any Letter of Credit. In the event an Issuing Bank makes a payment pursuant to a request for draw presented under a Letter of Credit and such payment is not promptly reimbursed by the Borrower upon demand, such Issuing Bank shall give the Administrative Agent notice of the Borrower's failure to make such reimbursement and the Administrative Agent shall promptly notify each Bank of the amount necessary to reimburse such Issuing Bank. Upon such notice from the Administrative Agent, each Bank shall promptly reimburse such Issuing Bank for such Bank's Pro Rata Share of such amount and such reimbursement shall be deemed for all purposes of this Agreement to be a Advance to the Borrower transferred at the Borrower's request to such Issuing Bank. If such reimbursement is not made by any Bank to such Issuing Bank on the same day on which the Administrative Agent notifies such Bank to make reimbursement to such Issuing Bank hereunder, such Bank shall pay interest on its Pro Rata Share thereof to such Issuing Bank at a rate per annum equal to the Federal Funds Rate. The Borrower hereby unconditionally and irrevocably authorizes, empowers, and directs the Administrative Agent and the Banks to record and otherwise treat such reimbursements to such Issuing Bank as Reference Rate Advances under a Borrowing requested by the Borrower to reimburse such Issuing Bank which have been transferred to such Issuing Bank at the Borrower's request.

      (e) Obligations Unconditional. The obligations of the Borrower under this Agreement in respect of each Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation, the following circumstances:

            (i) any lack of validity or enforceability of any Letter of Credit Documents;

            (ii) any amendment or waiver of, or any consent to, departure from any Letter of Credit Documents;

            (iii) the existence of any claim, set-off, defense, or other right which the Borrower may have at any time against any beneficiary or transferee of such Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the applicable Issuing Bank, or any other person or entity, whether in connection with this Agreement, the transactions contemplated in this Agreement or in any Letter of Credit Documents, or any unrelated transaction;

            (iv) any statement or any other document presented under such Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect to the extent the applicable Issuing Bank would not be liable therefor pursuant to the following paragraph (f); or

            (v) payment by the applicable Issuing Bank under such Letter of Credit against presentation of a draft or certificate which does not comply with the terms of such Letter of Credit;

provided, however, that nothing contained in this paragraph (e) shall be deemed to constitute a waiver of any remedies of the Borrower in connection with the Letters of Credit or the Borrower's rights under Section 2.13(f) below.

      (f) Liability of Issuing Bank. The Borrower assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. No Issuing Bank nor any of its officers or directors shall be liable or responsible for:

            (i) the use which may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith;

            (ii) the validity, sufficiency, or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent, or forged;

            (iii) payment by an Issuing Bank against presentation of documents which do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the relevant Letter of Credit; or

            (iv) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit (INCLUDING AN ISSUING BANK'S OWN NEGLIGENCE),

except that the Borrower shall have a claim against the applicable Issuing Bank, and such Issuing Bank shall be liable to the Borrower to the extent of any direct, as opposed to consequential, damages suffered by the Borrower which the Borrower proves were caused by (A) such Issuing Bank's willful misconduct or gross negligence in determining whether documents presented under a Letter of Credit comply with the terms of such Letter of Credit or (B) such Issuing Bank's willful failure to make lawful payment under any Letter of Credit after the presentation to it of a draft and certificate strictly complying with the terms and conditions of such Letter of Credit. In furtherance and not in limitation of the foregoing, the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

      (g) Cash Collateral Account.

            (i) If the Borrower is required to deposit funds in the Cash Collateral Account pursuant to Sections 2.04(b), 7.02(b), or 7.03(b), then the Borrower and the Administrative Agent shall establish the Cash Collateral Account and the Borrower shall execute any documents and agreements that the Administrative Agent reasonably requests in connection therewith to establish the Cash Collateral Account and grant the Administrative Agent an Acceptable Security Interest in such account and the funds therein. The Borrower hereby pledges to the Administrative Agent and grants the Administrative Agent a security interest in (x) the Cash Collateral Account, whenever established, (y) all funds held in the Cash Collateral Account from time to time, and (z) all proceeds thereof as security for the payment of the Obligations.

            (ii) So long as no Event of Default exists, (A) the Administrative Agent may apply the funds held in the Cash Collateral Account only to the reimbursement of any Letter of Credit Obligations, and (B) the Administrative Agent shall promptly release to the Borrower at the Borrower's written request any funds held in the Cash Collateral Account in an amount up to but not exceeding the excess, if any (immediately prior to the release of any such funds), of the total amount of funds held in the Cash Collateral Account over the Letter of Credit Exposure. During the existence of any Event of Default, the Administrative Agent may apply any funds held in the Cash Collateral Account to the Obligations in any order determined by the Administrative Agent, regardless of any Letter of Credit Exposure which may remain outstanding. The Administrative Agent may in its sole discretion at any time release to the Borrower any funds held in the Cash Collateral Account.

            (iii) The Administrative Agent shall exercise reasonable care in the custody and preservation of any funds held in the Cash Collateral Account and shall be deemed to have exercised such care if such funds are accorded treatment substantially equivalent to that which the Administrative Agent accords its own property, it being understood that the Administrative Agent shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any such funds.

      Section 2.14. Commitment Increase.

      (a) Subject to the conditions set forth in clauses (b) and (c) of this
Section 2.14, the Borrower may request that the amount of the aggregate Commitments be increased one or more times, in each case in a minimum amount of $10,000,000 or in integral multiples of $1,000,000 in excess thereof; provided that, the aggregate Commitments may not exceed $175,000,000.

      (b) Each such increase shall be effective, without the consent of any Bank (other than any Bank increasing its Commitment) only upon the following conditions being satisfied: (i) the BP Consent shall have been obtained, (ii) no Default or Event of Default has occurred and is continuing at the time thereof or would be caused thereby, (iii) either the Banks having Commitments hereunder at the time the increase is requested agree to increase their Commitments in the amount of the requested increase or other financial institutions satisfying the definition of Eligible Assignee agree to make a Commitment in the amount of the difference between the amount of the increase requested by the Borrower and the amount by which the Banks having Commitments hereunder at the time the increase is requested are increasing their Commitments, (iv) such Banks and other financial institutions, if any, shall have executed and delivered to the Administrative Agent a Commitment Increase Agreement or a New Bank

Agreement, as applicable, and (v) the Borrower shall have delivered such evidence of authority for the increase (including without limitation, certified resolutions of the applicable board of directors of the General Partner authorizing such increase) as the Administrative Agent may reasonably request.

      (c) Each financing institution to be added to this Agreement as described in clause (iii) of Section 2.14(b) above shall execute and deliver to the Administrative Agent a New Bank Agreement, pursuant to which it becomes a party to this Agreement. Each Bank agreeing to increase its Commitment as described in subsection (iii) of clause (b) of this Section 2.14 shall execute and deliver to the Administrative Agent a Commitment Increase Agreement pursuant to which it increases its Commitment hereunder. In addition, a Responsible Officer shall execute and deliver to the Administrative Agent, for each Bank being added to this Agreement, a Note payable to such new Bank in the principal amount of the Commitment of such Bank, and for each Bank increasing its Commitment, a replacement Note payable to such Bank, in the principal amount of the increased Commitment of such Bank. Each such Note shall be dated the effective date of the pertinent New Lender Agreement or Commitment Increase Agreement. Upon execution and delivery to the Administrative Agent of the Note and the execution by the Administrative Agent of the relevant New Lender Agreement or Commitment Increase Agreement, as the case may be, such new financing institution shall constitute a "Bank" hereunder with a Commitment as specified therein, or such existing Bank's Commitment shall increase as specified therein, as the case may be, and the Administrative Agent shall notify all Banks of such addition or increase, and the final allocations thereof, and provide a revised Schedule 1.01(a) reflecting such additions or increase.

      (d) Notwithstanding anything to the contrary in this Section 2.14, the Banks having Commitments hereunder at the time any such increase is requested shall have the first right, but shall not be obligated, to participate in such increase by agreeing to increase their respective Commitments by their Pro Rata Share to the extent of such increase. The Administrative Agent shall not, and shall not be obligated to, permit any financial institutions that do not have, at that time, Commitments hereunder to make commitments for portions of the requested increase not assumed by the Banks having Commitments hereunder until each of such Banks have agreed to increase their Commitments or declined to do so. To facilitate the Banks' right of first refusal, the Borrower shall, by written notice to the Administrative Agent (which shall promptly deliver a copy to each Bank) given not less than 30 days prior to the requested effective date of the increase in Commitment (the "Increase Effective Date"), request that the Banks increase their Commitments. Each Bank shall, by notice to the Borrower and the Administrative Agent given not later than 15 days following receipt of the Borrower's request, advise the Borrower whether or not it will increase its Commitment as of the Increase Effective Date. Any Bank that has not so advised the Borrower and the Administrative Agent by such day shall be deemed to have declined to agree to such increase in its Commitment. The decision to increase its Commitment hereunder shall be at the sole discretion of each Bank.

      Section 2.15. Replacement of Banks. If the Borrower is required pursuant to Section 2.07(c), 2.11 or 2.12 to make any additional payment to any Bank or if any Bank's obligation to make or continue, or to convert Reference Advances into, Eurodollar Advances shall be suspended pursuant to 2.02(c)(ii) or 2.04(c) (any Bank so affected, an "Affected Bank "), the Borrower may elect, if such amounts continue to be charged or such suspension is still effective, to replace such Affected Bank as a Bank party to this Agreement, provided that
(a) no Default or Event of Default shall have occurred and be continuing at the time of such replacement; (b) such replacement shall be at the Borrower's sole expense and effort, including the payment of the administrative fee referenced in Section 9.06(a); (c) concurrently with such replacement, another bank or other entity (which entity shall be an Eligible Assignee) shall agree, as of such date, to purchase for cash the Advances and other Obligations due to the Affected Bank pursuant to an assignment substantially in the form of Exhibit A and to become a Bank for all purposes under this Agreement and to assume all obligations of the Affected Bank which as to the Affected Bank shall be terminated as of such date and to comply with the requirements of Section 9.06 applicable to assignments; and (d) concurrently with such replacement, the Borrower shall pay to such Affected Bank in same day funds on the day of such replacement all interest, fees and other amounts then accrued but unpaid to such Affected Bank by the Borrower hereunder to and including the date of termination, including without limitation payments due to such Affected Bank under Sections 2.07(c), 2.11 and 2.12. A Bank shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Bank or Issuing Bank, as applicable, or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

                                  ARTICLE III

                              CONDITIONS OF LENDING

      Section 3.01. Conditions Precedent to Initial Advances. The obligation of each Bank to make its initial Advance and of the Issuing Bank to issue the initial Letters of Credit is subject to the satisfaction or waiver in writing of the following conditions precedent:

      (a) Documentation. On or before the day on which the initial Borrowing is made or the initial Letters of Credit are issued, the Administrative Agent shall have received the following duly executed by all the applicable parties thereto, in form and substance satisfactory to the Administrative Agent and the Banks, and where applicable, in sufficient copies for each Bank:

            (i) this Agreement and all its attached Exhibits and Schedules;

            (ii) a Note payable to the order of each Bank in the amount of its Commitment;

            (iii) the Security Documents and all their attached Exhibits and Schedules, including, without limitation, (A) the Pledge Agreements, (B) the Security Agreements, and (C) the Mortgages;

            (iv) the Guaranties;

            (v) stock certificates or, to the extent applicable under the Person's organizational documents, membership or partnership interest certificates required in connection with the Pledge Agreements and stock powers or other transfer documents for each such certificate endorsed in blank to the Administrative Agent;

            (vi) appropriate UCC-1 or UCC-3 Financing Statements covering the Collateral for filing with the appropriate authorities;

            (vii) a Notice of Borrowing with respect to the initial Borrowing;

            (viii) a certificate dated as of the date of the initial Borrowing from a Responsible Officer stating that (A) all representations and warranties of the Borrower set forth in this Agreement and each of the other Credit Documents to which it is a party are true and correct in all material respects;
(B) no Default has occurred and is continuing; and (C) the conditions in this
Section 3.01 have been met;

            (ix) certificates of insurance naming the Administrative Agent as loss payee or additional insured, as applicable, evidencing insurance which meets the requirements of this Agreement and the Security Documents;

            (x) a certificate of the secretary or assistant secretary of the General Partner certifying as of the date of the initial Borrowing (A) the existence of the Borrower and the General Partner, (B) the Borrower Partnership Agreement and the other organizational documents of the Borrower, (C) the General Partner's Certificate of Organization and Regulations, (D) the resolutions of the General Partner approving this Agreement, the Notes, the other Credit Documents, and the related transactions on behalf of the Borrower, and (E) all documents evidencing other necessary corporate, partnership or limited liability company action, if any, with respect to this Agreement, the Notes, and the other Credit Documents executed and delivered on or before the date hereof;

            (xi) a certificate of a Secretary or an Assistant Secretary of the General Partner of the Borrower dated as of the date of the initial Borrowing certifying the names and true signatures of the officers of the General Partner authorized to sign this Agreement, the Notes, the Notice of Borrowing and the other Credit Documents on behalf of the Borrower;

            (xii) certificates of the secretary or assistant secretary of each of the Guarantors certifying as of the date of the initial Borrowing (A) the organizational documents of such Guarantor, (B) the resolutions of the governing body of such Guarantor approving this Agreement, the Guaranty, the other Credit Documents to which such Guarantor is a party, and the related transactions, and
(C) all other documents evidencing other necessary corporate, partnership or limited liability company action, if any, with respect to this Agreement, the Guaranty, and the other Credit Documents to which such Guarantor is a party executed and delivered on or before the date hereof;

            (xiii) certificates of a Secretary or an Assistant Secretary of each Guarantor dated as of the date of the initial Borrowing certifying the names and true signatures of the officers of such Guarantor authorized to sign this Agreement, the Guaranty and the other Credit Documents to which such Guarantors is a party on behalf of such Guarantor;

            (xiv) certificates of good standing, existence, and authority for the Borrower, the General Partner, the Limited Partner, and each of the Guarantors from each of the states in which the Borrower, the General Partner, the Limited Partner, and each of the Guarantors is either organized or does business;

            (xv) results of lien, tax, and judgment searches of the UCC Records of the Secretary of State and applicable counties of jurisdictions selected by the Administrative Agent, including, but not limited to, the states of Arizona, Colorado, Idaho, New Mexico, Texas, and Utah from a source acceptable to the Administrative Agent and reflecting no Liens (other than Permitted Liens) against any of the Collateral other than in favor of the Administrative Agent;

            (xvi) favorable opinions of (a) Vinson & Elkins L.L.P., outside Texas counsel to the Borrower, and (b) John Glancy, General Counsel of the Borrower, in each case dated as of the date of the initial Borrowing and in a form reasonably acceptable to Administrative Agent and covering the Borrower and the Guarantors;

            (xvii) favorable opinions of outside counsel to the Borrower and its Subsidiaries in all jurisdictions selected by the Administrative Agent and in which Collateral subject to a Mortgage and Security Agreement is located, in each case dated as of the date of the initial Borrowing and in a form reasonably acceptable to Administrative Agent;

            (xviii) the Borrower Financial Statements and the other financial statements or information described in Section 4.05; and

            (xix) such other documents and agreements as the Administrative Agent may reasonably request.

      (b) No Material Adverse Effect. Since the date of the Interim Financial Statements, no event or events has occurred which, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect.

      (c) No Material Litigation. No material legal or regulatory action or proceeding has commenced and is continuing against the Borrower or any Guarantor.

      (d) Payment of Fees and Expenses. The Borrower shall have paid the fees required by Section 2.06(b) to be paid prior to the date of the making of the initial Borrowing hereunder and all costs and expenses for which the Borrower has received a proper invoice not less than two days prior to the initial Borrowing hereunder and which are payable pursuant to Section 9.04(a).

      (e) Title. The Administrative Agent shall be satisfied in its sole reasonable discretion as to the status of the Borrower's or Guarantor's, as applicable, title to their respective Properties.

      (f) Environmental. The Administrative Agent shall have received all existing Phase I environmental assessments which have been previously conducted or other reports, in each case to the extent in the possession of the Borrower or to the extent existing and otherwise obtainable by the Borrower, as it may reasonably require and shall be satisfied in its sole reasonable discretion with the condition of the Properties with respect to the Borrower's and its Subsidiaries' (or their respective predecessors') compliance with Environmental Laws.

      (g) Bank's Liens. The Administrative Agent shall have received satisfactory evidence that the Liens granted to it under the Security Documents are, or will concurrent with the filing thereof, be Acceptable Security Interests and that all actions (including the obtaining of any third-party consents to the granting of such Liens that are necessary or desirable) or filings necessary to protect, preserve and validly perfect such Liens have been made, taken or obtained (or will be made, taken or obtained concurrent with the making of the initial Advances), as the case may be, and are in full force and effect.

      (h) Security Interests. The Administrative Agent shall be satisfied that the Security Documents encumber substantially all of such real property interests held by the Borrower and its Subsidiaries as the Administrative Agent may require.

      (i) Parent Credit Facility; Parent Consent. The Parent Credit Facility shall have closed on or before the date of this Agreement, and the Parent Consent shall have been fully executed and delivered by all parties thereto.

      (j) Due Diligence. The Administrative Agent shall be satisfied in its sole reasonable discretion with its due diligence analysis and review of the assets, liabilities, business, operations, condition (financial or otherwise) and prospects of the Borrower, the Guarantors, the Partners and their owners. The Borrower and the Guarantors shall have provided true, correct, and complete copies of all material contracts by which such Persons are bound or to which such Persons are a party as of the date of the initial Borrowing to the Administrative Agent, and the Administrative Agent shall be satisfied in its sole reasonable discretion with its review thereof.

      (k) Consents, Licenses, and Approvals. The Administrative Agent shall have received true copies (certified to be such by the Borrower or other appropriate party) of all consents, licenses, and approvals required in accordance with applicable law, or in accordance with any document, agreement, instrument, or arrangement to which the Borrower, the Restricted Subsidiary and their respective Subsidiaries is a party (other than agreements the breach of which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect), in connection with the execution, delivery, performance, validity and enforceability of this Agreement and the other Credit Documents. In addition, the Borrower, the Restricted Subsidiary, and their respective Subsidiaries shall have all such material consents, licenses and approvals required in connection with the continued operation of such Persons and the performance of the Obligations except where the failure to have any of such material consents, licenses and approvals, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

      (l) Initial Public Offering. The initial public offering of the Common Units shall have been completed and the Limited Partner shall have received gross proceeds therefrom in an amount not less than $100,000,000.

      (m) Transfer of Assets; Execution of Material Contracts. (i) The Borrower shall have provided true, correct, and complete copies of all Transfer Documents and the Material Contracts and the Administrative Agent and the Banks shall be satisfied with the terms and conditions thereof in their sole reasonable discretion, (ii) the asset transfers described in the Transfer Documents shall have been consummated in all material respects in accordance with the terms thereof and in accordance with applicable law, and (iii) none of the material terms or conditions to closing of any party set forth in the Transfer Documents shall have been amended, modified or supplemented without the prior written consent of the Administrative Agent, and all conditions stated therein shall have been satisfied or, with the prior written consent of the Administrative Agent, waived.

      Section 3.02. Conditions Precedent to All Borrowings. The obligation of each Bank to make an Advance on the occasion of each Borrowing and of an Issuing Bank to issue, increase, or extend any Letter of Credit shall be subject to the further conditions precedent that on the date of such Borrowing or the issuance, increase, or extension of such Letter of Credit the following statements shall be true (and the giving of the applicable Notice of Borrowing or Letter of Credit Application and the acceptance by the Borrower of the proceeds of such Borrowing or the issuance, increase, or extension of such Letter of Credit shall constitute a representation and warranty by the Borrower that on the date of such Borrowing or the issuance, increase, or extension of such Letter of Credit, such statements are true):

      (a) the representations and warranties made by the Borrower and the Guarantors contained in Article IV hereof and in each of the other Credit Documents are true and correct in all material respects on and as of the date of such Borrowing, or the date of the issuance, increase, or extension of such Letter of Credit, before and after giving effect to such Borrowing or to the issuance, increase, or extension of such Letter of Credit and to the application of the proceeds from such Borrowing, as though made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; and

      (b) no Default has occurred and is continuing or would result from such Borrowing, from the application of the proceeds therefrom, or from the issuance, increase, or extension of such Letter of Credit.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      The Borrower represents and warrants as follows:

      Section 4.01. Existence; Power; Subsidiaries.

      (a) The Borrower is a limited partnership duly formed and validly existing under the laws of the state of Delaware. The Borrower is in good standing and is qualified to do business in each jurisdiction where its ownership or lease of Property or the conduct of its business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect. Each of its Subsidiaries is a corporation, limited partnership or limited liability company duly formed or organized, as applicable, validly existing and in good standing under the laws of the state of its formation or organization, as applicable. Each of its Subsidiaries is in good standing and is qualified to do business in each jurisdiction where its ownership or lease of Property or the conduct of its business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect. The General Partner is a limited liability company duly organized, validly existing and in good standing under the laws of the state of Delaware. The General Partner is in good standing and is qualified to do business in each jurisdiction where its ownership or lease of Property or conduct of its business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

      (b) Each of the Borrower and its Subsidiaries have all requisite power and authority to own or lease and operate their respective properties and to carry on their business as now conducted and as proposed to be conducted.

      (c) On the date of the initial Borrowing, the Borrower has no Subsidiaries other than those listed on Schedule 4.01. Schedule 4.01 correctly lists the names, ownership, jurisdictions of incorporation or formation of each of the Borrower's Subsidiaries as of the date of the initial Borrowing and of the Restricted Subsidiary. Except for the Restricted Subsidiary, all of the Borrower's Subsidiaries are Guarantors.

      Section 4.02. Authorization. The execution, delivery, and performance by the Borrower and each of the Guarantors of this Agreement, the Notes, and the other Credit Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby (a) are within the Borrower's or such Guarantor's powers, (b) have been (or, on the date of the initial Borrowing, will be by ratification or otherwise) duly authorized by all necessary partnership proceedings, corporate actions, or limited liability company actions, as applicable, (c) do not contravene, violate, conflict with or result in the breach of, or constitute a default under, as applicable, (i) the Borrower Partnership Agreement or such Guarantor's organizational documents, as applicable, (ii) any Legal Requirement binding on or affecting the Borrower or any Guarantor, or (iii) any material loan agreement, indenture, mortgage, deed of trust or lease, or any other material contract or instrument binding on or affecting the Borrower or any Guarantor or any of their respective properties, and (d) will not result in or require the creation or imposition of any Lien prohibited by this Agreement. At the time of the making of any Advances or the issuance, increase, or extension of any Letter of Credit, such Advances or Letter of Credit and the use of the proceeds of such Advances or Letter of Credit will (A) be within the Borrower's partnership powers, (B) have been duly authorized by all necessary partnership action, (C) not contravene, violate, conflict with or result in the breach of, or constitute a default under, as applicable, (x) the Borrower Partnership Agreement, (y) any Legal Requirement binding on or affecting the Borrower, or (z) any material loan agreement, indenture, mortgage, deed of trust or lease, or any other material contract or instrument binding on or affecting the Borrower or any of its properties, and
(D) will not result in or require the creation or imposition of any Lien prohibited by this Agreement.

      Section 4.03. Governmental Approvals; Third Party Consents. No consent, order, authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any Person (other than the filings and notices required under or in connection with the Security Documents) is required for (a) the ownership, operation and maintenance of the Borrower's or its Subsidiaries' Property, except for (i) such consents, orders, authorizations, approvals, other actions, notices and filings as have been (or will be prior to the initial Borrowing) duly obtained, taken, given or made and are in full force and effect and with which the Borrower and its Subsidiaries are in compliance in all material respects, or (ii) such consents, orders, authorizations, approvals, other actions, notices and filings for which the failure to obtain, individually or in the aggregate, could not reasonably be expected to have a Material Adverse

Effect, (b) the due execution, delivery and performance by the Borrower or the Guarantors of this Agreement, the Notes, or the other Credit Documents, except for such consents, orders, authorizations, approvals, other actions as will be obtained, taken, given or made prior to the initial Borrowing, or (c) the consummation of the transactions contemplated hereby or thereby. At the time of the making of the Advances, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or Person will be required for the making of, or the use of the proceeds of such Borrowings or the granting of the Liens under the Security Documents (other than filings and notices required under or in connection with the Security Documents). No consent, order, authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any Person (other than the filings and notices required under or in connection with the Security Documents) is required for the foreclosure or exercise of remedies by the Administrative Agent under the Security Documents.

      Section 4.04. Enforceable Obligations. This Agreement, the Notes, and the other Credit Documents have been (or, prior to the initial Borrowing, will have been) duly executed and delivered by the Borrower and each of the Guarantors to which any of them is a party. Each Credit Document is (or upon execution will be) the legal, valid, and binding obligation of the Borrower and each of the Guarantors enforceable against the Borrower and each of the Guarantors in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

      Section 4.05. Financial Statements. The Borrower has delivered to the Administrative Agent and the Banks copies of the Borrower Financial Statements, and the Borrower Financial Statements are accurate and complete in all material respects and present fairly, on a pro forma basis, the consolidated financial condition of the Limited Partner and its consolidated Subsidiaries as of their respective dates and for their respective periods in accordance with GAAP. As of the date of the Interim Financial Statements, there were no material contingent obligations, liabilities for taxes, unusual forward or long term commitments, or unrealized or anticipated losses of the Borrower or any of its Subsidiaries, except as disclosed therein and adequate reserves for such items have been made in accordance with GAAP. All projections, estimates, and pro forma financial information furnished by the Borrower were prepared on the basis of assumptions, data, information, tests, or conditions believed to be reasonable at the time such projections, estimates, and pro forma financial information were furnished. Since the date of the Interim Financial Statements, no Material Adverse Effect has occurred, and no event or circumstance that could reasonably be expected to cause a Material Adverse Effect has occurred.

      Section 4.06. True and Complete Disclosure. All factual information heretofore or contemporaneously furnished by or on behalf of the Borrower, any of its Subsidiaries or any of the Partners in writing to the Administrative Agent and the Banks for purposes of or in connection with this Agreement, any other Credit Document, or any transaction contemplated hereby or thereby is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Borrower, any of its Subsidiaries or any of the Partners in writing to the Administrative Agent and the Banks will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time.

      Section 4.07. Litigation. Except as set forth on Schedule 4.07, there is no pending or, to the best knowledge of the Borrower or any of its Subsidiaries, threatened action or proceeding against the Borrower, any of its Subsidiaries or any of the Partners before any court, Governmental Authority or arbitrator, including, without limitation, the FERC or any equivalent state regulatory agency, which could reasonably, individually or in the aggregate, be expected to have a Material Adverse Effect or which purports to affect the legality, validity, binding effect or enforceability of this Agreement, the Notes, or any other Credit Document. Additionally, there is no pending or, to the knowledge of any Responsible Officer, threatened action or proceeding instituted against the Borrower, any of its Subsidiaries, or any Partner which seeks to adjudicate the Borrower, any of its Subsidiaries, or any Partner as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its Property.

      Section 4.08. Use of Proceeds. The proceeds of the Borrowings will be used by the Borrower for (a) working capital purposes, (b) Acquisitions and the development of new projects, (c) general corporate purposes, (d) the Closing Distribution, and (e) the making of Distribution Payments in compliance with
Section 6.05. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U). No proceeds of the Borrowings will be used to purchase or carry any margin stock in violation of Regulations D, T, U, or X.

      Section 4.09. Investment Company Act. None of the General Partner, the Limited Partner, the Borrower or any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

      Section 4.10. Public Utility Holding Company Act. None of the General Partner, the Limited Partner, the Borrower or any of the Borrower's Subsidiaries shall be or shall become subject to regulations (a) as a "holding company", or a "Subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "Subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended, (b) under the Federal Power Act, as amended, (c) as a "public utility" or "public service corporation" or the equivalent under the applicable law of any state, or (d) under the applicable laws of any state relating to public utilities or public service corporations.

      Section 4.11. Taxes. All federal, state, local and foreign tax returns, reports and statements required to be filed (after giving effect to any extension granted in the time for filing) by the Borrower or any member of the Controlled Group (hereafter collectively called the "Tax Group") have been filed with the appropriate Governmental Authority in all jurisdictions in which such returns, reports, and statements are required to be filed, and all taxes (which are material in amount) and other impositions due and payable have been timely paid prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for non-payment thereof except (a) where contested in good faith and by appropriate proceedings or (b) to the extent the failure to pay such, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any member of the Tax

Group has given, or been requested to give, a waiver of the statute of limitations relating to the payment of any federal, state, local or foreign taxes or other impositions. None of the Property owned by the Borrower or any other member of the Tax Group is Property which the Borrower or any member of the Tax Group is required to treat as being owned by any other Person pursuant to the provisions of Section 168(f)(8) of the Code. Proper and accurate amounts have been withheld by the Borrower and all other members of the Tax Group from their employees for all periods to comply in all material respects with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law. Timely payment of all sales and use taxes required by applicable law have been made by the Borrower and all other members of the Tax Group, except to the extent that the failure to pay such, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

      Section 4.12. Pension Plans; ERISA. All Plans are in compliance in all material respects with all applicable provisions of ERISA. No Termination Event has occurred with respect to any Plan, and each Plan has complied with and been administered in all material respects in accordance with applicable provisions of ERISA and the Code. No "accumulated funding deficiency" (as defined in Section 302 of ERISA) has occurred and there has been no excise tax imposed under Section 4971 of the Code. No Reportable Event has occurred with respect to any Multiemployer Plan, and each Multiemployer Plan has complied with and been administered in all material respects with applicable provisions of ERISA and the Code. Neither the Borrower nor any member of the Controlled Group has had a complete or partial withdrawal from any Multiemployer Plan for which there is any withdrawal liability. As of the most recent valuation date applicable thereto, neither the Borrower nor any member of the Controlled Group would become subject to any liability under ERISA if the Borrower or any member of the Controlled Group has received notice that any Multiemployer Plan is insolvent or in reorganization. Based upon GAAP existing as of the date of this Agreement and current factual circumstances, the Borrower has no reason to believe that the annual cost during the term of this Agreement to the Borrower or any member of the Controlled Group for post-retirement benefits to be provided to the current and former employees of the Borrower or any member of the Controlled Group under Plans that are welfare benefit plans (as defined in Section 3(1) of ERISA) could, in the aggregate, reasonably be expected to cause a Material Adverse Change.

      Section 4.13. Insurance. The Borrower and its Subsidiaries carry the insurance required to be carried under Section 5.02 of this Agreement.

      Section 4.14. No Burdensome Restrictions; No Defaults. None of the Borrower, any of its Subsidiaries, the General Partner, or the Limited Partner is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or partnership restriction or provision of any Legal Requirement which could reasonably, individually or in the aggregate, be expected to have a Material Adverse Effect or which could affect the legality, validity, binding effect or enforceability of this Agreement, the Notes, or any other Credit Document. Except as set forth on
Schedule 4.14, none of the Borrower, any of its Subsidiaries, the General Partner, or the Limited Partner is in default under or with respect to any material contract, agreement, lease or other instrument to which the Borrower, any of its Subsidiaries, the General Partner, or the Limited Partner is a party.

      Section 4.15. Environmental Condition. Except for matters that, individually or in the aggregate, (i) do not materially interfere with the ordinary conduct of Business, (ii) do not materially detract from the value or the use of the portion of the Pipeline Systems affected thereby and (iii) could not reasonably be expected to have a Material Adverse Effect:

      (a) Permits, Etc. The Borrower and each of its Subsidiaries (i) have obtained all Environmental Permits necessary for the ownership and operation of its real properties and the conduct of its Business; (ii) have been and are in compliance with all terms and conditions of such Environmental Permits and with all other requirements of applicable Environmental Laws; (iii) have not received written notice of any violation or alleged violation of any Environmental Law or Environmental Permit; and (iv) are not subject to any actual or contingent Environmental Claim.

      (b) Certain Liabilities. None of the present or previously owned or operated real properties of the Borrower and each of its Subsidiaries, wherever located, (i) are on or, to the Borrower's knowledge, are proposed to be placed on the National Priorities List, the Comprehensive Environmental Response Compensation Liability Information System list, or their state or local analogs, or are otherwise designated, listed, or identified or, to the knowledge of the Borrower or any of its Subsidiaries, investigated as a potential site for removal, remediation, cleanup, closure, restoration, reclamation, or other response activity under any Environmental Laws; (ii) are subject to a Lien, arising under or in connection with any Environmental Laws, that attaches to any revenues or to any real property owned or operated by the Borrower or any of its Subsidiaries wherever located; or (iii) have been the site of any Release of Hazardous Substances from present or past operations which has caused at the site or at any third-party site any condition that has resulted in or could reasonably be expected to result in the need for any Response.

      (c) Certain Actions. Without limiting the foregoing, (i) all necessary notices have been properly filed, and no further action is required under current Environmental Law as to each Response or other restoration or remedial project taken by the Borrower or any of its Subsidiaries on any of their presently or formerly owned or operated real property and (ii) there is no material present and future liability, if any, of the Borrower and its Subsidiaries which could reasonably be expected to arise in connection with requirements under Environmental Laws. None of the Borrower or any of its Subsidiaries has knowingly or willfully permitted the commission of waste or other injury or released Hazardous Substances on or about owned or operated property in violation of applicable Environmental Laws.

      Section 4.16. Permits, Licenses, etc. The Borrower and each of its Subsidiaries possesses all authorizations, permits, licenses, patents, patent rights or licenses, trademarks, trademark rights, trade names rights and copyrights which are necessary to conduct the Business. Each of the Borrower and its Subsidiaries manages and operates its business in accordance with all applicable Legal Requirements. No violations exist or have been recorded in respect of such authorizations, permits, licenses, patents, patent rights or licenses, trademarks, trademark rights, trade names rights and copyrights, including, without limitation, any known conflict with the valid trademarks, trade names, copyrights or licenses of others which could, individually or in the aggregate, have a Material Adverse Effect.

      Section 4.17. Security Interests. Each of the Borrower and the Guarantors listed on Schedule 4.17 is a "transmitting utility" within the meaning of
Section 9.501(b) of the Delaware Uniform Commercial Code. On the date of this Agreement, all governmental actions and all other filings, recordings, registrations, third party consents and other actions which are necessary to create and perfect the Liens provided for in the Security Documents will have been made, obtained and taken in all relevant jurisdictions, or satisfactory arrangements will have been made for all governmental actions and all other filings, recordings, registrations, third party consents, and other actions which are necessary to create and perfect the Liens provided for in the Security Documents to be made, obtained, or taken in all relevant jurisdictions. Upon the filing of the Security Documents, each of the Security Documents creates, as security for the Obligations purported to be secured thereby, an Acceptable Security Interest.

      Section 4.18. Title, Etc.

      (a) The Borrower and each of its Subsidiaries have good and marketable title in all of their respective Property, including, without limitation, the real and personal property described in each of the Mortgages, as is necessary to operate the Business as reflected in the Borrower Financial Statements and as described in the Registration Statement, and none of such Property is subject to any Lien, except Permitted Liens.

      (b) The Pipeline Systems are covered by recorded fee deeds, rights of way, easements, leases, servitudes, permits, licenses, or other instruments (collectively, "rights of way") in favor of the Borrower or its Subsidiaries (or their predecessors in interest) and their respective successors and assigns, except where the failure of the Pipeline Systems to be so covered, individually or in the aggregate, (i) does not materially interfere with the ordinary conduct of Business, (ii) does not materially detract from the value or the use of the portion of the Pipeline Systems which are not covered and (ii) could not reasonably be expected to have a Material Adverse Effect. The rights of way establish a contiguous and continuous right of way for the Pipeline Systems and grant the Borrower or its Subsidiaries (or their predecessors in interest) the right to construct, operate, and maintain the Pipeline Systems in, over, under, or across the land covered thereby in the same way that a prudent owner and operator would inspect, operate, repair, and maintain similar assets and in the same way as the Borrower has inspected, operated, repaired, and maintained the Pipeline Systems as reflected in the Borrower Financial Statements; provided, however, (A) some of the rights of way granted to the Borrower or its Subsidiaries (or their predecessors in interest) by private parties and Governmental Authorities are revocable at the right of the applicable grantor,
(B) some of the rights of way cross properties that are subject to liens in favor of third parties that have not been subordinated to the rights of way; and
(C) some rights of way are subject to certain defects, limitations and restrictions; provided, further, none of the limitations, defects, and restrictions described in clauses (A), (B) and (C) above, individually or in the aggregate, (x) materially interfere with the ordinary conduct of Business, (y) materially detract from the value or the use of the portion of the Pipeline Systems which are covered or (z) could reasonably be expected to have a Material Adverse Effect.

      (c) The Terminals are covered by fee deeds, real property leases, or other instruments (collectively "deeds") in favor of the Borrower or its Subsidiaries (or their predecessors in interest) and their respective successors and assigns. The deeds grant the Borrower or its

Subsidiaries (or their predecessors in interest) the right to construct, operate, and maintain the Terminals in, over, under, and across the land covered thereby in the same way that a prudent owner and operator would inspect, operate, repair, and maintain similar assets and in the same way as the Borrower has inspected, operated, repaired, and maintained the Terminals as reflected in the Borrower Financial Statements.

      (d) There has been no and there is not presently any occurrence of any (i) breach or event of default on the part of the Borrower or any of its Subsidiaries with respect to any right of way or deed, (ii) to the knowledge of the Borrower or any of its Subsidiaries, breach or event of default on the part of any other party to any right of way or deed, and (iii) event that, with the giving of notice or lapse of time or both, would constitute such breach or event of default on the part of the Borrower or any of its Subsidiaries with respect to any right of way or deed or, to the knowledge of the Borrower or any of its Subsidiaries, on the part of any other party thereto, in each case, to the extent any such breach or default, individually or in the aggregate, (A) materially interferes with the ordinary conduct of Business, (B) materially detracts from the value or the use of the portion of the Pipeline Systems covered thereby or (C) could reasonably be expected to have a Material Adverse Effect. The rights of way and deeds (to the extent applicable) are in full force and effect in all material respects and are valid and enforceable against the parties thereto in accordance with their terms (subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer, fraudulent conveyance or similar laws effecting creditors' rights generally and subject, as to enforceability to the effect of general principles of equity) and all rental and other payments due thereunder by the Borrower, its Subsidiaries, and their predecessors in interest have been duly paid in accordance with the terms of the deeds and rights of way (as such terms are defined in this Section 4.18) except to the extent that a failure to do so, individually or in the aggregate, (x) does not materially interfere with the ordinary conduct of Business, (y) does not materially detract from the value or the use of the portion of the Pipeline Systems covered thereby and (z) could not reasonably be expected to have a Material Adverse Effect.

      (e) The Pipeline Systems are located within the confines of the rights of way and do not encroach upon any adjoining property in any one or more material respects. The Terminals are located within the boundaries of the property affected by the deeds, leases or other instruments to the Borrower or its Subsidiaries and do not encroach upon any adjoining property in any one or more material respects. The buildings and improvements owned or leased by the Borrower and its Subsidiaries, and the operation and maintenance thereof, do not
(i) contravene any applicable zoning or building law or ordinance or other administrative regulation or (ii) violate any applicable restrictive covenant or any Legal Requirement, the contravention or violation of which would materially affect the use of the property subject thereto.

      (f) The material Properties used or to be used in the Business or the continuing operations of the Borrower and each of its Subsidiaries are in good repair, working order, and condition, normal wear and tear excepted. Neither the Business nor the Properties of the Borrower or any of its Subsidiaries has been affected in any material and adverse manner as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of Property or cancellation of contracts, permits or concessions by a Governmental Authority, riot, activities of armed forces or acts of God or of any public enemy.

      (g) No eminent domain proceeding or taking has been commenced or, to the knowledge of the Borrower or any of its Subsidiaries, is contemplated with respect to all or any portion of the Pipeline Systems or the Terminals except for that which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

      (h) No portion of the Pipeline Systems or the Terminals has, since the date of this Agreement, suffered any material damage by fire or other casualty loss that has not heretofore been repaired and restored. No portion of the Terminals is located in a special flood hazard area as designated by any Governmental Authority.

      Section 4.19. State and Federal Regulation.

      (a) The interstate common carrier pipeline operations comprising a portion of the Pipeline Systems (the "Borrower Interstate Pipelines") are subject to rate regulation by the FERC under the Interstate Commerce Act and the Energy Policy Act. With respect to that certain portion of the Borrower Interstate Pipelines that is located between Artesia, New Mexico and El Paso, Texas, (i) the rates on file with the FERC are just and reasonable pursuant to the Energy Policy Act and (ii) to the knowledge of the Borrower, no provision of the tariff containing such rates is unduly discriminatory or preferential. Except as set forth on Schedule 4.19(a), neither the Borrower, the Parent, any of the Borrower's Subsidiaries, nor any other Person that now owns or has owned an interest in any of the Borrower Interstate Pipelines has been or is the subject of a complaint, investigation or other proceeding regarding their respective rates or practices with respect to the Borrower Interstate Pipelines. No such complaint, petition, or other filing with the FERC, individually or in the aggregate, could result, if adversely determined to the position or interest of Borrower or its applicable Subsidiaries, in a Material Adverse Effect.

      (b) With respect to those certain intrastate common carrier pipeline operations that comprise a portion of the Pipeline Systems, such pipeline operations in the state of Texas (the "Texas Intrastate Pipelines") are subject to regulation by the Railroad Commission of Texas. Each of the Borrower and its Subsidiaries which owns pipelines and conducts pipeline operations in the State of Texas has followed prudent practice in the refined products transportation and distribution industries, as applicable, regarding the setting of rates for services provided and the implementation of such rates. To the Borrower's knowledge, the rates charged by Borrower and its Subsidiaries with respect to the Texas Intrastate Pipelines, as reflected in the Borrower Financial Statements, provide no more than a fair return on the aggregate value of the property used to render services on the Texas Intrastate Pipelines, and to the Borrower's knowledge, neither Borrower nor any of its Subsidiaries uses, charges, imposes, or implements, or has previously done any of the foregoing in a discriminatory way. The Borrower's and its Subsidiaries pipeline operations in the state of Idaho and in the state of New Mexico do not constitute intrastate common carrier pipeline operations and are not subject to regulation by the Idaho Public Utilities Commission or the New Mexico Public Regulation Commission. Except as set forth on Schedule 4.19(b), neither the Borrower, the Parent, any of the Borrower's Subsidiaries, nor any other party that now owns or has owned an interest in any of the Texas Intrastate Pipelines has been or is the subject of a complaint, investigation or other proceeding regarding their respective rates or practices with respect to the Texas Intrastate Pipelines.

      Section 4.20 FERC.

      (a) Each of the Borrower and its Subsidiaries is in compliance, in all material respects, with all rules, regulations and orders of the FERC and all State Pipeline Regulatory Agencies applicable to the Pipeline Systems.

      (b) As of the date of this Agreement, none of the Borrower or its Subsidiaries is liable for any refunds or interest thereon as a result of an order from the FERC or any other Governmental Authority with jurisdiction over the Pipeline Systems.

      (c) The Borrower's and any applicable Subsidiary's report on Form 6 filed with the FERC complies as to form with all applicable legal requirements and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements therein not misleading.

      (d) Without limiting the generality of Section 4.16 of this Agreement, no certificate, license, permit, consent, authorization or order (to the extent not otherwise obtained) is required by the Borrower or any of its Subsidiaries from any Governmental Authority to construct, own, operate and maintain the Pipeline Systems, or to transport and/or distribute Refined Products under existing contracts and agreements as the Pipeline Systems are presently owned, operated and maintained.

      Section 4.21 Title to Refined Products. None of the Borrower or any of its Subsidiaries have title to any of the Refined Products or other petroleum products which are transported and/or distributed through the Pipeline Systems.

      Section 4.22. Employee Matters. None of the Borrower, any of its Subsidiaries, or any of their respective employees are subject to any collective bargaining agreement, and no petition for certification or union election is pending with respect to the employees of the Borrower or any of its Subsidiaries and, no union or collective bargaining unit has sought such certification or recognition with respect to the employees of the Borrower or any of its Subsidiaries. There are no strikes, slowdowns, work stoppages, or controversies pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which could have, either individually or in the aggregate, a Material Adverse Effect.

      Section 4.23. Ownership.

      (a) As of the date hereof, the General Partner is the sole general partner of the Borrower, and the Limited Partner is the sole limited partner of the Borrower. As of the date hereof, (i) the General Partner is the legal and beneficial owner of 0.001% of the partnership interests in the Borrower, and
(ii) the Limited Partner is the legal and beneficial owner of 99.999% of the limited partnership interests in the Borrower and 100% of the membership interests in the General Partner. No part of the partnership interests in the Borrower or the membership interests of the General Partner is subject to any Lien, other than in favor of the Administrative Agent. After the date of the initial Borrowing, the Borrower Partnership Agreement has not been amended, restated, supplemented, or revised other than in accordance with the terms of
Section 6.09.

      (b) As of the date hereof, the Equity Interests in the Guarantors and its Subsidiaries are legally and beneficially owned by the Persons, and by such Persons in the percentages, specified in Schedule 1.01(d). No part of such Equity Interests is subject to any Lien, other than in favor of the Administrative Agent.

      Section 4.24. Solvency.

      (a) Immediately before and immediately after the execution of this Agreement and immediately before and immediately after any Borrowing under this Agreement, (i) on a pro forma basis, the assets of the Borrower and its Subsidiaries on a Consolidated basis, at a fair valuation, exceeds the debts and liabilities, subordinated, contingent or otherwise, of the Borrower and its Subsidiaries on a Consolidated basis; (ii) the present fair saleable value of the Property of the Borrower and its Subsidiaries on a Consolidated basis is greater than the amount that would be required to pay the probable liability of the Borrower and its Subsidiaries on a Consolidated basis on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) the Borrower and its Subsidiaries on a Consolidated basis can pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) the Borrower and its Subsidiaries on a Consolidated basis do not have unreasonably small capital with which to conduct the Business as reflected in the Borrower Financial Statements, as the Business is now conducted, and as the Business is proposed to be conducted after the dates, from time to time, at which the representation in this Section 4.24(a) speaks.

      (b) The Borrower does not intend to, or to permit any of its Subsidiaries to, and does not believe that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Debt or the Debt of such Subsidiary.

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

      So long as any Note or any amount under any Credit Document shall remain unpaid, any Letter of Credit shall remain outstanding, or any Bank shall have any Commitment hereunder, the Borrower agrees to comply with the following covenants.

      Section 5.01. Compliance with Laws, Etc. The Borrower will, and will cause its Subsidiaries to, comply in all material respects with all Legal Requirements. Without limitation of the foregoing, the Borrower shall, and shall cause its Subsidiaries and, shall use reasonable efforts to cause each lessee or other Person operating or occupying any of its properties, to (i) comply, in all material respects with all applicable Environmental Laws and Environmental Permits, (ii) obtain and renew when needed all Environmental Permits necessary for its operations and properties, (iii) conduct any investigation, study, sampling, or testing required by applicable Environmental Laws and (iv) undertake any cleanup, removal, remedial and other action necessary to remove and clean up all Hazardous Substances from any of its properties, in accordance with the requirements of all Environmental Laws.

      Section 5.02. Maintenance of Insurance.

      (a) Policies and Certificates. The Borrower shall, and shall cause its Subsidiaries to, procure and maintain or shall cause to be procured and maintained continuously in effect policies of insurance in form and amounts and issued by financially sound insurance companies as is customary for companies in the same or similar businesses. Upon request of the Administrative Agent, summaries or copies of all policies or certificates thereof, and endorsements and renewals thereof of the Borrower and its Subsidiaries shall be delivered to and retained by the Administrative Agent. All such policies of insurance shall either have attached thereto a Bank's Loss Payable Endorsement for the benefit of the Administrative Agent for its benefit and the ratable benefit of the Banks, as loss payee in form reasonably satisfactory to the Administrative Agent in its sole discretion or shall name the Administrative Agent as an additional insured, as applicable. All policies or certificates of insurance shall set forth the coverage, the limits of liability, the name of the carrier, the policy number, and the period of coverage. All such certificates of insurance of the Borrower and its Subsidiaries shall contain a provision that notwithstanding any contrary agreements between the Borrower, its Subsidiaries and the applicable insurance company, such policies will not be canceled, allowed to lapse without renewal, surrendered or amended (which provision shall include any reduction in the scope or limits of coverage) without the applicable insurance company endeavoring to provide at least thirty days' prior written notice to the Administrative Agent.

      (b) Notice of Casualty Events, Etc. Promptly upon obtaining knowledge thereof, the Borrower shall notify the Administrative Agent of any material casualty to the Collateral, including all casualties to the Collateral where the aggregate damage to the Collateral could exceed $5,000,000. With respect to any potential claims under any business interruption, property, or environmental insurance maintained by the Borrower in excess of such amount, after the occurrence and during the continuance of an Event of Default, the Administrative Agent may, but shall not be required to, in consultation with the Borrower, make proof of loss under, settle and adjust any claims under, and receive the proceeds under any such insurance or direct the Borrower to take such actions at the direction of the Administrative Agent, and the reasonable expenses incurred by the Administrative Agent in adjustment and collection of such proceeds shall be paid by the Borrower. The Administrative Agent shall not be liable or responsible for failure to collect or exercise diligence in the collection of any proceeds.

      (c) Payments. The insurance proceeds received on account of any loss, damage, destruction or other casualty (i) if any Event of Default has occurred and is continuing, shall be applied as a mandatory prepayment of the Advances or
(ii) (A) if no Event of Default has occurred and is continuing, (B) the Borrower desires to rebuild, restore, or replace such property and (C) the rebuilding, restoration, or replacement can be and is completed within two hundred and seventy days after receipt of such proceeds or if such rebuilding, restoration, or replacement is not completed within such two hundred and seventy day period, the Borrower during such period has continued to work diligently to complete such rebuilding, restoration, or replacement as determined in the Administrative Agent's sole but reasonable discretion, then such proceeds shall be delivered to the Borrower or the applicable Guarantor to be applied to pay for the cost of repair, restoration, or replacement of the Collateral subject to such loss, damage, destruction or other casualty, which Collateral shall be so repaired, restored, or replaced as to be of at least equal value and substantially the same character as prior to such loss, damage, destruction or other casualty. In the event that any such proceeds are paid to the Borrower or any such Guarantor in violation of the foregoing, the Borrower or such Guarantor shall hold the proceeds in trust for the Administrative Agent, segregate the proceeds from the other funds of the Borrower or such Guarantor, and promptly pay the proceeds to the Administrative Agent with any necessary endorsement. Upon the request of the Administrative Agent, after the occurrence and during the continuance of any Event of Default, the Borrower or any such Subsidiary shall execute and deliver to the Administrative Agent any additional assignments and other documents as may be reasonably necessary to enable the Administrative Agent to directly collect the proceeds.

      Section 5.03. Preservation of Existence, Etc. Except as otherwise permitted by Section 6.04 and except for the conversion of Navajo Southern from a Delaware corporation to a Delaware limited partnership (together with the concurrent name change), the Borrower will, and will cause its Subsidiaries to, preserve and maintain their existence, rights, franchises and privileges in the jurisdiction of their formation, and qualify and remain qualified to do business and as is otherwise required in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership of its Properties; provided, however, that neither Borrower nor any of its Subsidiaries shall be required to preserve any such right or franchise if the general partner, board of directors or equivalent body of the Borrower or such Subsidiary determines that the preservation thereof is no longer desirable in the conduct of the business of the Borrower or such Subsidiary, as applicable, and if the loss of any such right or franchise is not disadvantageous in any material respect to the Banks.

      Section 5.04. Payment of Taxes, Etc. The Borrower will, and will cause its Subsidiaries to, pay and discharge before the same shall become delinquent (a) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or Property and (b) all lawful claims that are material in amount which, if unpaid, might by law become a Lien upon its Property; provided, however, that the Borrower and its Subsidiaries shall not be required to pay or discharge any such tax, assessment, charge, levy, or claim
(i) which is being contested in good faith and by appropriate proceedings, and with respect to which reserves in conformity with GAAP have been provided or
(ii) to the extent a failure to pay or discharge, individually or in the aggregate, could not have a Material Adverse Effect.

      Section 5.05. Books and Records; Visitation Rights. The Borrower will keep, and cause each of its Subsidiaries to keep, proper records and books of account in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower and each of its Subsidiaries, in accordance with GAAP consistently applied. At any reasonable time and from time-to-time during normal business hours, upon reasonable prior written notice, the Borrower will, and will cause its Subsidiaries to, permit the Administrative Agent and each of the Banks or representatives thereof, to examine and make copies of and abstracts from the records and books of account of the Borrower and its Subsidiaries, to visit and inspect at its reasonable discretion the Properties of the Borrower and its Subsidiaries, and to discuss the affairs, finances, and accounts of the Borrower and its Subsidiaries with any officers and directors of the Borrower or its Subsidiaries.

      Section 5.06. Reporting Requirements. The Borrower will furnish to the Administrative Agent and to each Bank:

      (a) Defaults. As soon as possible and in any event within five days after the occurrence of each Default known to a Responsible Officer, a statement of a Responsible Officer setting forth the details of such Default and the actions which the Borrower has taken and proposes to take with respect thereto;

      (b) Quarterly Financials. As soon as available and in any event not later than forty-five days after the end of each of the first three quarters of each fiscal year of the Limited Partner and its Subsidiaries: (i) the unaudited Consolidated and consolidating balance sheet of the Limited Partner and its Subsidiaries as of the end of such quarter and the unaudited Consolidated and consolidating statements of income, operations, changes in partners' capital, retained earnings, and cash flows of the Limited Partner and its Subsidiaries for the period commencing at the end of the previous year and ending with the end of such quarter, setting forth (as applicable) in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail and duly certified with respect to such statements (subject to year-end audit adjustments) by the chief financial officer of the General Partner as having been prepared in accordance with GAAP, and (ii) together with the unaudited financials required above, a Compliance Certificate executed by the chief financial officer of the General Partner;

      (c) Audited Annual Financials. As soon as available and in any event not later than ninety days after the end of each fiscal year of the Limited Partner:
(i) a copy of the annual audited Consolidated and consolidating balance sheet for such year for the Limited Partner and its Subsidiaries, and the audited Consolidated and consolidating statements of income, operations, changes in partners' capital, retained earnings, and cash flows of the Limited Partner and its Subsidiaries for such fiscal year, in each case certified without qualification by an independent certified public accountant of recognized standing acceptable to the Administrative Agent, together with a certificate of such accounting firm stating that, in the course of the regular audit of the Business of the Limited Partner and its Subsidiaries, which audit was conducted by such accounting firm, either that such accounting firm has obtained no knowledge that a Default has occurred and is continuing or if in the opinion of such accounting firm such a Default has occurred and is continuing, a statement stating that a Default has occurred and is continuing, and (ii) together with the audited financials required above, a Compliance Certificate executed by the chief financial officer of the General Partner;

      (d) Management Letters. Promptly upon receipt thereof, a copy of each formal report or "management letter" submitted to the Borrower by its independent accountants in connection with any annual, interim or special audit made by it of the books of the Borrower;

      (e) Monthly Reports. Not later than the 15th of each calendar month (or next succeeding Business Day if the 15th is not a Business Day), commencing on September 15, 2004, an Accounts aging schedule in form reasonably satisfactory to the Administrative Agent and containing information current as of the last day of the immediately preceding calendar month;

      (f) Securities Filings and other Public Information. Promptly and in any event within ten days after the sending or filing thereof, copies of all proxy material, filings, reports and other information which the Parent, the Limited Partner, the Borrower and each of the Borrower's

Subsidiaries sends to the holders of its respective public securities, files with the SEC, or otherwise makes available to the public or the financial community generally;

      (g) Insurance Certificates. As soon as possible and in any event within sixty days after the end of each policy year of the Borrower, certificates of insurance with respect to the insurance policies covering the Borrower and its Subsidiaries, together with, if requested by the Administrative Agent, copies of all insurance policies covering the Borrower and its Subsidiaries;

      (h) Termination Events. As soon as possible and in any event (i) within 30 days after the Borrower or any member of the Controlled Group knows or has reason to know that any Termination Event described in clause (a) of the definition of Termination Event with respect to any Plan has occurred, and (ii) within 10 days after the Borrower or any of its Affiliates knows or has reason to know that any other Termination Event with respect to any Plan has occurred, a statement of a Responsible Officer describing such Termination Event and the action, if any, which the Borrower or such Affiliate proposes to take with respect thereto;

      (i) Termination of Plans. Promptly and in any event within two Business Days after receipt thereof by the Borrower or any member of the Controlled Group from the PBGC, copies of each notice received by the Borrower or any such member of the Controlled Group of the PBGC's intention to terminate any Plan or to have a trustee appointed to administer any Plan;

      (j) Other ERISA Notices. Promptly and in any event within five Business Days after receipt thereof by the Borrower or any member of the Controlled Group from a Multiemployer Plan sponsor, a copy of each notice received by the Borrower or any member of the Controlled Group concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA;

      (k) Environmental Notices. Promptly upon the receipt thereof by the Borrower and its Subsidiaries, a copy of any form of written notice, summons or citation received from the EPA, or any other Governmental Authority concerning:
(i) violations or alleged violations of Environmental Laws; (ii) any action or omission on the part of the Borrower or any of its Subsidiaries in connection with Hazardous Substances which could reasonably result in the imposition of liability therefor, including without limitation any notice of potential responsibility under CERCLA; or (iii) concerning the filing of a Lien upon, against or in connection with the Borrower, its Subsidiaries, or any of their leased or owned Property, wherever located;

      (l) Regulatory Notices. Promptly and in any event within five Business Days after receipt thereof by the Borrower and its Subsidiaries, a copy of any form of notice, summons, citation, proceeding or order received from the FERC or any other Governmental Authority concerning the regulation of any material portion of the Pipeline Systems;

      (m) Other Notices. Promptly and in any event within five Business Days after receipt thereof by the Borrower and its Subsidiaries, a copy of (i) any written notice, summons, citation, or proceeding from a Governmental Authority that could reasonably be expected to cause a Material Adverse Effect, (ii) any of the foregoing items that seeks to modify, revoke, or suspend any material license, permit or agreement or renewal thereof, and (iii) any written notice, summons, or citation with respect to the commencement of any legal proceedings affecting the Borrower's or its Subsidiaries' title to the Collateral or the Administrative Agent's Lien or security interest in such Collateral, or any part thereof.

      (n) Material Changes. Prompt written notice of any condition or event of which the Borrower or any of its Subsidiaries has knowledge, which condition or event has resulted or may reasonably be expected to result in (i) a Material Adverse Effect, or (ii) a breach of or noncompliance with any material term, condition, or covenant of any material contract to which the Borrower or any of its Subsidiaries is a party or by which their Properties may be bound which breach or noncompliance could reasonably be expected to result in a Material Adverse Effect;

      (o) Disputes, etc. Prompt written notice of (i) any litigation or proceedings existing, or to the knowledge of the Borrower or any of its Subsidiaries, threatened or affecting the Borrower or any of its Subsidiaries or the Collateral which, if adversely determined, could reasonably be expected to have a Material Adverse Effect or any material labor controversy of which the Borrower or any of its Subsidiaries has knowledge resulting in or reasonably considered to be likely to result in a strike against the Borrower or any Subsidiary of the Borrower and (ii) any claim, judgment, Lien or other encumbrance (other than a Permitted Lien) affecting any Property of the Borrower or any Subsidiary of the Borrower, if the value of the claim, judgment, Lien, or other encumbrance affecting such Property shall exceed $1,000,000;

      (p) Acquisition Information. As soon as available but in any event at least prior to the closing of any material Acquisition, copies of the definitive documents regarding the acquired assets, including any schedules reflecting litigation liabilities, environmental liabilities, and other assumed liabilities, and any other information regarding the acquired assets as the Administrative Agent may reasonably request; and

      (q) Other Information. Such other information respecting the business or Properties, or the condition or operations, financial or otherwise, of the Borrower, any of its Subsidiaries, and any Partner, as the Administrative Agent or any Bank may from time-to-time reasonably request.

Documents required to be delivered pursuant to Sections 5.06(b)(i), 5.06(c)(i) or 5.06(f) may be delivered electronically with a posting on the Borrower's website on the Internet or any other Internet or intranet website to which each Bank and the Administrative Agent has access, and if so delivered, shall be deemed to have been delivered (i) with respect to the financials required to be delivered pursuant to 5.06(b)(i) and 5.06(c)(i), on the date that the Borrower delivers the Compliance Certificates to the Administrative Agent as required under Section 5.06(b)(ii) and 5.06(c)(ii), and (ii) with respect to the documents required to be delivered pursuant to Section 5.06(f), on the date that the Borrower delivers a written notification to the Administrative Agent that such documents have been posted on such Internet or intranet website; provided that, the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Bank that requests the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender.

      Section 5.07. Maintenance of Property. The Borrower will, and will cause the its Subsidiaries to, maintain its owned, leased, or operated Properties that are necessary for the conduct of its business in good condition and repair, ordinary wear and tear excepted. Additionally, the Borrower will, and will cause its Subsidiaries to, abstain from causing and not permit the occurrence of pollution, contamination or any other condition in, on or about its owned, leased or operated Property involving the Environment that could reasonably be expected to result in Response activities.

      Section 5.08. Maintenance of Pipeline Systems and Terminals. The Borrower will, and will cause its Subsidiaries to (a) maintain or cause the maintenance of the interests and rights (i) which are necessary to maintain the rights of way for the Pipeline Systems and to maintain the Terminals, each as reflected in the Borrower Financial Statements and (ii) which individually or in the aggregate, could, if not maintained, reasonably be expected to have a Material Adverse Effect, (b) subject to the Permitted Liens, maintain the Pipeline Systems within the confines of the rights of way without material encroachment upon any adjoining property and maintain the Terminals within the boundaries of the deeds and without material encroachment upon any adjoining property, (c) maintain such rights of ingress and egress necessary to permit the Borrower and its Subsidiaries to inspect, operate, repair, and maintain the Pipeline Systems and the Terminals to the extent that failure to maintain such rights, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect and provided that the Borrower or any of its Subsidiaries may hire third parties to perform these functions, and (d) maintain all material agreements, licenses, permits, and other rights required for any of the foregoing described in clauses (a), (b), and (c) of this Section 5.08 in full force and effect in accordance with their terms, timely make any payments due thereunder, and prevent any default thereunder which could result in a termination or loss thereof, except any such failure to pay or default that could not reasonably, individually or in the aggregate, be expected to cause a Material Adverse Effect.

      Section 5.09. State Regulatory Authority. The Borrower shall, and shall cause its Subsidiaries to, not knowingly take any action or permit the Borrower or any of its Subsidiaries to take any action which could cause the Borrower's or any of its Subsidiaries' Business which is not already so regulated or treated to be (a) regulated as a "utility", "public utility" or a "gas utility" by any State Pipeline Regulatory Agency; (b) deemed to be providing any service that would require the prior approval of any State Pipeline Regulatory Agency in order to discontinue or abandon such service; (c) within the meaning of the regulations of any State Pipeline Regulatory Agency be deemed to be (i) charging a "residential rate" or "commercial rate", or (ii) providing "gas utility service to residential and small commercial customers" (within the meaning of Section 7.45 of the Rules of the Railroad Commission of Texas); or (d) subject to FERC jurisdiction.

      Section 5.10. Additional Subsidiaries. Other than with respect to the Restricted Subsidiary, the Borrower shall, and shall cause each of its Subsidiaries to, (a) cause any Person (whether now existing or hereafter created) becoming a Subsidiary of the Borrower to, promptly and in any event no later than thirty days after such Person becomes a Subsidiary of the Borrower
(i) execute a Guaranty, (ii) execute a Security Agreement, (iii) if such Person owns any Equity Interests in any other Person, execute a Pledge Agreement, (iv) if such Person owns any real property, execute a Mortgage, (v) execute such other Security Documents as the

Administrative Agent may reasonably request, and (vi) provide evidence of corporate authority to enter into such Credit Documents as the Administrative Agent may reasonably request, including without limitation, opinions of legal counsel regarding such corporate authority and the enforceability of such Credit Documents and (b) cause the owners of the Equity Interests of such new Subsidiary to (i) execute a Pledge Agreement and grant to the Administrative Agent an Acceptable Security Interest in such Equity Interests and (ii) provide such evidence of corporate authority to enter into such Credit Documents as the Administrative Agent may reasonably request, including without limitation, opinions of legal counsel regarding such corporate authority and the enforceability of such Credit Documents; provided that, neither the Borrower nor any Subsidiary owning the Equity Interests of Navajo Southern shall be required to pledge such Equity Interests of Navajo Southern until the BP Consent is obtained.

      Section 5.11. Agreement to Pledge. The Borrower will, and will cause its Subsidiaries to, grant to the Administrative Agent an Acceptable Security Interest in any Property of the Borrower or any Subsidiary now owned or hereafter acquired; provided that, until the BP Consent is obtained, (i) Navajo Southern shall not be required to pledge the Equity Interests of the Restricted Subsidiary owned by it, and (ii) neither the Borrower nor any Subsidiary owning the Equity Interests of Navajo Southern shall be required to pledge such Equity Interests of Navajo Southern. Additionally, if after the date of this Agreement the Borrower or any of its Subsidiaries purchases an interest in real property, the Borrower or such Subsidiary shall obtain Acceptable Surveys and Acceptable Title Commitments in respect of all such acquired real property (other than (i) the Excluded Property and (ii) real property that consists merely of pipelines or gathering lines).

      Section 5.12. Environmental Remediation and Indemnification. If at any time any Hazardous Substance is discovered on, under, or about any real property subject to any Mortgage or any other real property owned or operated by the Borrower or any of its Subsidiaries ("Other Property") in violation of any Environmental Law in any material respect, the Borrower will inform the Administrative Agent of the same and of the Borrower's proposed response as required under Environmental Law, including, without limitation, the performance of any required investigatory or remedial activity, and the Borrower will, at its sole cost and expense, remedy or remove such Hazardous Substances from such real property or Other Property or the groundwater underlying such real property or Other Property in accordance with (a) the approval of the appropriate Governmental Authority, if any such approval is required under Environmental Laws, and (b) all Environmental Laws. In addition to all other rights and remedies of the Administrative Agent and the Banks under the Credit Documents, but subject to the Borrower's or the applicable Subsidiaries' right to contest the performance of any such response, as further described in this Section 5.12, if such Hazardous Substances require remediation or removal as set forth in this
Section 5.12 but has not been remedied or removed from the affected Mortgaged Property or Other Property or the groundwater underlying such Mortgaged Property or Other Property by the Borrower within the time periods contemplated by the applicable response, the Administrative Agent may, at its sole discretion and after giving the Borrower written notification of its intention to self-implement any required response, pay to have the same remedied or removed in accordance with the applicable remediation program, and the Borrower will reimburse the Administrative Agent therefore within ten days of the Administrative Agent's demand for payment. The Borrower shall have the right to contest any notice, directive or other demand of any third party, including without limitation, any

Governmental Authority, to remedy or remove Hazardous Substances from any Property subject to a Mortgage or any Other Property so long as the Borrower diligently prosecutes such contest to completion, complies with any final order or determination and, before such contest, either furnishes the Administrative Agent security in an amount equal to the cost of remediation or removal of the Hazardous Substances or posts a bond with a surety satisfactory to the Administrative Agent in such amount. THE BORROWER SHALL BE SOLELY RESPONSIBLE FOR, AND WILL INDEMNIFY AND HOLD HARMLESS THE ADMINISTRATIVE AGENT AND EACH BANK AND EACH OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS FROM AND AGAINST, ANY AND ALL LOSSES, DAMAGES, DEMANDS, CLAIMS, CAUSES OF ACTION, JUDGMENTS, ACTIONS, ASSESSMENTS, PENALTIES, COSTS, EXPENSES AND LIABILITIES DIRECTLY OR INDIRECTLY ARISING OUT OF OR ATTRIBUTABLE TO ANY HAZARDOUS SUBSTANCES AT ANY REAL PROPERTY SUBJECT TO A MORTGAGE OR ANY OTHER PROPERTY, INCLUDING, WITHOUT LIMITATION, THE FOLLOWING: (y) THE COSTS OF ANY REPAIR, CLEANUP OR DETOXIFICATION OF ANY MORTGAGED PROPERTY OR OTHER PROPERTY REQUIRED UNDER ENVIRONMENTAL LAW, AND THE PREPARATION AND IMPLEMENTATION OF ANY CLOSURE, REMEDIAL OR OTHER PLANS REQUIRED UNDER ENVIRONMENTAL LAW; AND (z) ALL REASONABLE COSTS AND EXPENSES INCURRED BY THE ADMINISTRATIVE AGENT OR A BANK IN CONNECTION WITH CLAUSE (y) ABOVE, INCLUDING REASONABLE ATTORNEYS' FEES; PROVIDED, HOWEVER, THAT THE BORROWER SHALL NOT BE LIABLE FOR ANY OF THE FOREGOING THAT IS FOUND IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE ADMINISTRATIVE AGENT OR A BANK AFTER TAKING POSSESSION OF A PROPERTY SUBJECT TO A MORTGAGE. THE COVENANTS AND INDEMNITIES PROVIDED IN THIS SECTION SHALL SURVIVE THE REPAYMENT OR ANY OTHER SATISFACTION OF THE OBLIGATIONS OF THE BORROWER UNDER THE CREDIT DOCUMENTS.

      Section 5.13. Use of Proceeds. The Borrower shall use the proceeds of the Borrowings and the Letters of Credit to make the Closing Distribution, to make other Restricted Payments with the proceeds of Working Capital Borrowings in compliance with Section 6.05, for Acquisitions and for working capital and general corporate purposes. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U). No proceeds of the Borrowings will be used to purchase or carry any margin stock in violation of Regulations D, T, U, or X.

      Section 5.14. Further Assurances.

      (a) Promptly upon request and at its expense, the Borrower shall, and shall cause each Subsidiary to, cure any defects in the creation and issuance of the Notes and the execution and delivery of this Agreement and the other Credit Documents. The Borrower hereby authorizes the Banks or the Administrative Agent to file any financing statements without the signature of the Borrower to the extent permitted by applicable law in order to perfect or maintain the perfection of any security interest granted under any of the Credit Documents. The

Borrower at its expense will, and will cause each Subsidiary to, promptly execute and deliver to the Administrative Agent upon reasonable request all such other documents, agreements and instruments to comply with or accomplish the covenants and agreements of the Borrower or any Subsidiary, as the case may be, in the Security Documents and this Agreement, or to further evidence and more fully describe the collateral intended as security for the Notes, or to correct any omissions in the Security Documents, or to state more fully the security obligations set out herein or in any of the Security Documents, or to perfect, protect or preserve any Liens created pursuant to any of the Security Documents, or to make any recordings, to file any notices or obtain any consents, all as may be necessary or appropriate in connection therewith or to enable the Administrative Agent to exercise and enforce its rights and remedies with respect to any Collateral.

      (b) Within 30 days after a request by the Administrative Agent or the Banks to cure any title defects or exceptions which are not Permitted Liens and which, individually or in the aggregate, (i) materially interfere with the ordinary conduct of Business, (ii) materially detract from the value or the use of the portion of the Pipeline Systems affected thereby, or (iii) could reasonably have a Material Adverse Effect, the Borrower shall cure such title defects or exceptions or substitute such Collateral with acceptable Property of an equivalent value with no title defects or exceptions and deliver to the Administrative Agent satisfactory title evidence in form and substance acceptable to the Administrative Agent in its reasonable business judgment as to the Borrower's and its Subsidiaries' title in such Property and the Administrative Agent's Liens and security interests therein.

      (c) Promptly upon the receipt by the Borrower or any of its Subsidiaries of the notices, summons or citations described in Section 5.06(m)(iii) hereof and provided that such legal proceedings could (i) materially interfere with the ordinary conduct of Business, (ii) materially detract from the value or the use of the portion of the Collateral affected thereby, or (iii) reasonably be expected to have a Material Adverse Effect, the Borrower and its Subsidiaries shall take such action as may be reasonably necessary to preserve the Borrower's, its Subsidiaries', and the Administrative Agent's (as the secured party) rights affected thereby. If the Borrower or any of its Subsidiaries fails or refuses to adequately, in the reasonable judgment of the Administrative Agent as the secured party, defend the Borrower's, its Subsidiaries', and the Administrative Agent's (as the secured party) rights affected thereby, the Administrative Agent, as the secured party, may, after prior written notice to the Borrower, take such action on behalf of and in the name of Borrower and its Subsidiaries and at the Borrower's or such Subsidiary's sole cost and expense. Moreover, the Administrative Agent as the secured party may take such independent action in connection therewith as it may in its reasonable discretion deem proper, including the right to employ independent counsel and to intervene in any suit affecting the Collateral. All reasonable costs, expenses and attorneys' fees incurred by Administrative Agent pursuant to this Section
5.14 or in connection with the defense by the Administrative Agent of any claims, demands or litigation relating to the Collateral shall be paid by Borrower as provided in Section 9.04.

      Section 5.15. Trigger Event. If the long-term unsecured debt rating of Enterprise (or any successor owner of the Artesia to Bloomfield to Moriarity pipeline covered by the Pipeline Lease Agreement) falls to (a) BB- or lower as rated by S&P, and (b) Ba3 or lower by Moody's, then the Borrower shall be required to, within 90 days of the date such downgrades occur: (A) record a memorandum of lease in form and substance reasonably satisfactory to the Administrative Agent covering the Pipeline Lease Agreement in all relevant jurisdictions in which the pipeline described in such agreement is located, (b) execute and deliver mortgages, deeds of trust, financing statements and such other documents as the Administrative Agent may reasonably request to create an Acceptable Security Interest in such lease and agreement, and (c) deliver such secretary's certificates and opinions of counsel as the Administrative Agent may reasonably request in connection with such mortgages and deeds of trust. If the Borrower is unable to comply with the requirements of the preceding sentence within such 90 day period, the Administrative Agent may, in its sole reasonable discretion, allow an additional 30 days for the Borrower to comply so long as the Borrower is diligently working to complete such requirements. If the Borrower is unable to meet the requirements above within such 90 (or, if applicable, 120) day period, then a "Trigger Event" shall be deemed to have occurred and the Reserve Amount shall apply to the determination of availability under Section 2.01 and to any prepayment requirements under Section 2.04(b)(i). If the conditions or events resulting in the Trigger Event no longer exist or apply, the Borrower may request in writing to the Administrative Agent that the Reserve Amount cease being applicable as set forth in the preceding sentence, and such application shall so terminate effective as of the date of such request so long as the following conditions precedent are met (which request shall certify as to the following): (i) all representations and warranties are true and correct in all material respects on the date of the request, and (ii) no Default has occurred and is continuing both before and after giving effect to the cessation of such application of the Reserve Amount.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

      So long as any Note or any amount under any Credit Document shall remain unpaid, any Letter of Credit shall remain outstanding or there shall be any Letter of Credit Exposure, or any Bank shall have any Commitment, the Borrower agrees to comply with the following covenants.

      Section 6.01. Liens, Etc. The Borrower will not, and will not permit any of its Subsidiaries to, create, assume, incur or suffer to exist, any Lien on or in respect of any of its Property whether now owned or hereafter acquired, or assign any right to receive income, except that the Borrower or any of its Subsidiaries may create, incur, assume, or suffer to exist Liens ("Permitted Liens"):

      (a) Securing the Obligations;

      (b) For taxes, assessments, governmental charges, or levies on Property of the Borrower or any Guarantor not yet due or that (provided foreclosure, sale or other similar proceedings shall not have been initiated) are being contested in good faith by appropriate proceedings, and such reserve as may be required by GAAP shall have been made therefor;

      (c) In favor of bankers and/or financial institutions in respect of deposit accounts, other Liens imposed by law, such as landlords', carriers', warehousemen's and mechanics' liens and other similar Liens arising by operation of law in the ordinary course of business in respect of obligations that are not yet due or that are being contested in good faith by appropriate proceedings, provided such reserve as may be required by GAAP shall have been made therefor;

      (d) Arising in the ordinary course of business out of pledges or deposits under workers' compensation laws, unemployment insurance, old age pensions or other social security or retirement benefits, or similar legislation or to secure public or statutory obligations of the Borrower or any Guarantor;

      (e) Comprised of minor defects, irregularities, and deficiencies in title to, and easements, rights-of-way, zoning restrictions and other similar restrictions, charges or encumbrances, defects and irregularities in the physical placement and location of pipelines within the areas covered by the easements, leases, licenses and other rights in real property in favor of the Borrower or any of its Subsidiaries which, individually and in the aggregate, do not materially interfere with the ordinary conduct of Business, do not materially detract from the value or the use of the property which they affect, and could not reasonably have a Material Adverse Effect;

      (f) Comprised of deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of like nature incurred in the ordinary course of business;

      (g) Created or arising after the date of this Agreement out of judgments or awards against the Borrower or any Guarantor and that (i) do not give rise to an Event of Default and (ii) with respect to which the Borrower or any Guarantor at the time shall be properly and timely prosecuting an appeal or proceedings for review and with respect to which it shall have secured a stay of execution pending such appeal or proceedings for review;

      (h) Constituting purchase money Liens or security interests created or arising after the date of this Agreement upon or in any Property acquired or held by the Borrower or any of its Subsidiaries in the ordinary course of business to secure the purchase price of such Property or to secure indebtedness incurred solely for the purpose of financing the acquisition of such Property; provided that (A) the aggregate principal amount of the indebtedness secured by the Liens permitted by this paragraph (i) shall not exceed $10,000,000, (B) no such Lien may extend to or cover any Property other than the Property being acquired, and (C) no such renewal or refinancing may extend to or cover any property not previously subject to the Lien being renewed or refinanced; and

      (i) (i) Assumed by Borrower or its Subsidiaries in connection with an Acquisition and (ii) securing Capital Leases; provided that the aggregate amount of all Debt secured by such Liens may not exceed $10,000,000 in the aggregate.

      Section 6.02. Debts, Guaranties and Other Obligations. The Borrower will not, and will not permit any of its Subsidiaries to, create, assume, suffer to exist, or in any manner become or be liable, in respect of any Debt except:

      (a) Debt of the Borrower and its Subsidiaries under the Credit Documents;

      (b) Debt of the Borrower existing on the date of this Agreement and disclosed in the attached Schedule 6.02 and any extensions, rearrangements and modifications thereof which do not increase the principal amount thereof or the interest rate charged thereon above a market rate of interest;

      (c) Debt of the Borrower or any of its Subsidiaries under any Interest Rate Contract;

      (d) Debt in respect of endorsement of negotiable instruments in the ordinary course of business;

      (e) Debt attributable to Capital Leases which, when combined with Debt under clause (i) below, does not exceed $10,000,000 in the aggregate;

      (f) Debt between the Borrower and any of its wholly-owned Subsidiaries;

      (g) Debt between any wholly-owned Subsidiary of the Borrower and any other wholly-owned Subsidiary of the Borrower;

      (h) Debt secured by Liens permitted under Section 6.01(h);

      (i) Debt assumed in connection with an Acquisition and secured by Liens permitted under Section 6.01(i); provided that, the aggregate principal amount of all such Debt together with all Capital Leases permitted under clause (e) above does not exceed $10,000,000; and

      (j) Debt in addition to Debt otherwise permitted above, not exceeding $5,000,000 in aggregate principal amount at any time outstanding.

      Section 6.03. Agreements Restricting Liens. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any agreement (other than a Credit Document) which, except with respect to specific Property encumbered to secure payment of Debt related to such Property, imposes restrictions greater than those under this Agreement upon the creation or assumption of any Lien upon its Properties, revenues or assets, whether now owned or hereafter acquired.

      Section 6.04. Merger or Consolidation; Asset Sales; Acquisitions. The Borrower will not, and will not permit any of its Subsidiaries to:

      (a) Merge or consolidate with or into any other Person, except that (i) the Borrower may merge with one or more of its Subsidiaries, provided that the Borrower shall be the surviving Person and (ii) any of its Subsidiaries may merge with any of its other Subsidiaries provided that if one of such Subsidiaries is a Guarantor, such Guarantor shall be the surviving Person;

      (b) Sell, lease, transfer, or otherwise dispose of any of its Property except for: (i) sales of inventory in the ordinary course of business; (ii) sales of Property that is obsolete or no longer useful or necessary for the proper operation or conduct of the Business; (iii) so long as no Default or Event of Default has occurred and is continuing or would be caused thereby, sales and other transfers of Property from any Subsidiary of the Borrower to either the Borrower or any other Guarantor (provided, however, that the Borrower or such Subsidiary shall ratify, grant and confirm the Liens on such Property (and any other related Collateral) pursuant to such Security Documents and deliver such legal opinions in relation thereto as may be reasonably requested by the Administrative Agent); and (iv) sales of other Properties made in arm's length transactions for fair market value, not exceeding in any fiscal year $10,000,000 in the aggregate, provided that no Default or Event of Default has occurred and is continuing or would result from such sale, and provided further that the net cash proceeds thereof are used within 270 days of such sale to purchase assets of similar value, quality and business utility to those assets sold, leased, transferred or otherwise disposed of; or

      (c) Make any Acquisition, except the Borrower or any Guarantor may make any Acquisition (by purchase or merger) provided that (i) the Borrower or a Guarantor is the acquiring or surviving entity; (ii) no Default or Event of Default exists and the Acquisition would not reasonably be expected to cause a Default or Event of Default; (iii) after giving effect to such Acquisition on a pro forma basis, the Borrower and its Subsidiaries would have been in compliance with all of the covenants contained in this Agreement, including, without limitation, Sections 6.10 through 6.12 as of the end of the most recent fiscal quarter, (iv) the acquisition target is in the same or similar line of business as the Borrower and its Subsidiaries and is not hostile, and (v) the terms of
Section 5.10 are satisfied.

      Section 6.05. Restricted Payments. The Borrower will not make or pay any Restricted Payment; except that the Borrower may make (a) the Closing Distribution and (b) Restricted Payments during any fiscal quarter in an aggregate amount not to exceed the Borrower's Available Cash as of the end the immediately preceding fiscal quarter; provided that, (i) in the case of both of the preceding clauses (a) and (b), no Default or Event of Default shall occur both before and after giving effect to such Restricted Payment, and the Borrower and its Subsidiaries shall be in compliance (after giving pro forma effect to the making of such Restricted Payment) with all of the covenants contained in this Agreement, including, without limitation, Sections 6.10 through 6.12 and
(ii) other than in connection with the Closing Distribution, the Borrower shall not use more than $5,000,000 from the proceeds of Borrowings at any one time to make Distribution Payments.

      Section 6.06. Investments. Except as otherwise permitted under Section 6.04, the Borrower will not, and will not permit any of its Subsidiaries to, make or permit to exist any loans, advances or capital contributions to, or make any investment in, or purchase or commit to purchase any stock or other securities or evidences of indebtedness of or interests in any Person (each an "Investment") except the following:

      (a) the purchase of Liquid Investments;

      (b) current trade and customer accounts receivable which are for goods furnished or services rendered in the ordinary course of business and are payable in accordance with customary trade terms;

      (c) Acquisitions to the extent made in compliance Section 6.04; and

      (d) as long as no Event of Default has occurred and is continuing or would be caused thereby, Investments for aggregate consideration not to exceed $10,000,000 during the term of this Agreement; provided, however, that any such Investment shall be permitted only if, before the effectiveness of such Investment and to the extent required by the Administrative Agent, the Borrower delivers to the Administrative Agent
(i) such guaranties, mortgages, deeds of trust, security agreements, releases, UCC financing statements, UCC terminations and environmental assessments as the Administrative Agent may reasonably request and accompanied by UCC searches and title investigations demonstrating that, upon the effectiveness of such Investment and the recording and filing of any necessary documentation, the Administrative Agent will have an Acceptable Security Interest in such Investment, and (ii) such other agreements, instruments, certificates, approvals, opinions and other documents as any Bank through the Administrative Agent may reasonably request.

      Section 6.07. Affiliate Transactions. Except for the transactions set forth on Schedule 6.07 attached hereto, the Borrower shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction or series of transactions (including, but not limited to, the purchase, sale, lease or exchange of Property, the making of any investment, the giving of any guaranty, the assumption of any obligation or the rendering of any service) with any of their Affiliates unless such transaction or series of transactions is on fair and reasonable terms which are no less favorable to the Borrower or any Subsidiary of the Borrower, as applicable, than those that could be obtained in a comparable arm's length transaction with a Person that is not such an Affiliate; provided that the Borrower and its Subsidiaries may enter into, and perform under, the Material Contracts.

      Section 6.08. Other Businesses. The Borrower shall not, and shall not permit any of its Subsidiaries to, substantially alter the character of their respective businesses from that conducted by the Borrower and its Subsidiaries taken as a whole on the date of this Agreement.

      Section 6.09. Amendment of Material Agreements. The Borrower shall not amend, modify, or supplement any of the Material Contracts without the prior written consent of the Majority Banks; provided that such amendments, modifications, or supplements may be made without the consent of the Majority Banks if such amendments, modifications or supplements (a) individually or in the aggregate, are not materially adverse to the rights of the Administrative Agent or the Banks and (b) individually or in the aggregate, do not materially decrease the economic benefit that the Borrower would have otherwise received pursuant to such agreements.

      Section 6.10. Leverage Ratio. The Borrower shall not permit, as of the end of any fiscal quarter of the Borrower commencing with the fiscal quarter ending September 30, 2004, the Leverage Ratio to be greater than 3.50 to 1.00.

      Section 6.11.Interest Coverage Ratio. The Borrower shall not permit, as of the end of any fiscal quarter of the Borrower commencing with the fiscal quarter ending September 30, 2004, the Interest Coverage Ratio to be less than 3.50 to 1.00.

      Section 6.12. Tangible Net Worth. The Borrower will not permit its Tangible Net Worth at the end of any fiscal quarter of the Borrower (commencing with the fiscal quarter ending September 30, 2004) to be less than the sum of
(a) $45,000,000, and (b) fifty percent (50%) of the gross proceeds of all Equity Issuances occurring after the date of this Agreement

(other than the Equity Issuances in connection with the initial public offering of the Common Units occurring concurrent with the making of the initial Advances hereunder).

      Section 6.13. Compliance with ERISA. The Borrower shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly, (a) engage in, or permit any Subsidiary or any member of the Controlled Group to engage in, any transaction in connection with which the Borrower, any Subsidiary or member of the Controlled Group could be subjected to either a civil penalty assessed pursuant to section 502(c), (i) or (l) of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code; (b) terminate, or permit any Subsidiary or member of the Controlled Group to terminate, any Plan in a manner, or take any other action with respect to any Plan, which could result in any liability to the Borrower, any Subsidiary or member of the Controlled Group to the PBGC; (c) fail to make, or permit any Subsidiary or member of the Controlled Group to fail to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, the Borrower, a Subsidiary or member of the Controlled Group is required to pay as contributions thereto;
(d) permit to exist, or allow any Subsidiary or member of the Controlled Group to permit to exist, any accumulated funding deficiency within the meaning of
Section 302 of ERISA or section 412 of the Code, whether or not waived, with respect to any Plan; (e) permit, or allow any Subsidiary or member of the Controlled Group to permit, the actuarial present value of the benefit liabilities (as "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA) under any Plan maintained by the Borrower, any Subsidiary or any member of the Controlled Group which is regulated under Title IV of ERISA to exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities; (f) contribute to or assume an obligation to contribute to, or permit any Subsidiary or member of the Controlled Group to contribute to or assume an obligation to contribute to, any Multiemployer Plan; (g) acquire, or permit any Subsidiary or member of the Controlled Group to acquire, an interest in any Person that causes such Person to become a member of the Controlled Group with respect to the Borrower, any Subsidiary or any member of the Controlled Group if such Person sponsors, maintains or contributes to, or at any time in the six-year period preceding such acquisition has sponsored, maintained, or contributed to, (1) any Multiemployer Plan, or (2) any other Plan that is subject to Title IV of ERISA under which the actuarial present value of the benefit liabilities under such Plan exceeds the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities; (h) incur, or permit any Subsidiary or member of the Controlled Group to incur, a liability to or on account of a Plan under sections 515, 4062, 4063, 4064, 4201 or 4204 of ERISA; (i) contribute to or assume an obligation to contribute to, or permit any Subsidiary or member of the Controlled Group to contribute to or assume an obligation to contribute to, any employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by such entities in their sole discretion at any time without any material liability; (j) amend or permit any Subsidiary or member of the Controlled Group to amend, a Plan resulting in an increase in current liability such that the Borrower, any Subsidiary or any member of the Controlled Group is required to provide security to such Plan under section 401(a)(29) of the Code; or (k) permit to exist any occurrence of any Reportable Event (as defined in Title IV of ERISA), or any other event or condition, which presents a material (in the good faith opinion of the Majority Banks) risk of such a termination by the PBGC of any Plan.

      Section 6.14. Restricted Entities. Notwithstanding anything to the contrary contained herein, including any provision of this Article VI, the Borrower shall not, nor shall it permit any of its Subsidiaries to, (a) create, assume, incur or suffer to exist any Lien on or in respect of any of its Property for the benefit of the Restricted Subsidiary or the Joint Venture, (b) sell, assign, pledge, or otherwise transfer any of its Properties to the Restricted Subsidiary or the Joint Venture, (c) except for such Investments existing on the date of this Agreement and described on Schedule 6.14 attached hereto, make or permit to exist Investments in the Restricted Subsidiary or the Joint Venture or in any of their respective Properties, or (d) amend, modify or supplement the voting or other consent provisions contained in the partnership agreement or other organizational documents of the Restricted Subsidiary or the Joint Venture. Furthermore, the Borrower shall not, and shall not permit any of Subsidiaries to, consent to the Restricted Subsidiary or the Joint Venture (i) creating, incurring or suffering to exist any Indebtedness, except trade payables in the ordinary course of business; (ii) creating, incurring or suffering to exist any Lien in, of or on the Property of the Restricted Subsidiary or the Joint Venture, except for the Liens of the type described in Sections 6.01(b), (c), (d), (e) or (f); (iii) merging or consolidating with or into any other Person; (iv) leasing, selling or otherwise disposing of its Property to any other Person other than (A) sales of such Property that are obsolete, redundant or otherwise not necessary in the business of the Restricted Subsidiary, (B) sales of inventory in the ordinary course of business, or (C) operating leases entered into in the ordinary course of the Restricted Subsidiary's business; (v) entering into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate except (1) distributions by the Restricted Subsidiary or the Joint Venture to the Borrower or any of the Borrower's other Subsidiaries, and (2) in the ordinary course of business and pursuant to the reasonable requirements of the Restricted Subsidiary's or the Joint Venture's, as applicable, business and upon fair and reasonable terms no less favorable to Restricted Subsidiary or the Joint Venture, as applicable, than the Restricted Subsidiary or the Joint Venture, as applicable, would obtain in a comparable arms-length transaction; or (vi) conducting business in enterprises that are not in substantially the same field of business as presently conducted.

      Section 6.15. Navajo Southern. So long as the Administrative Agent and the Banks shall not have an Acceptable Security Interest in the Equity Interests of the Restricted Subsidiary owned by the Borrower and its Subsidiaries: (a) Navajo Southern shall not own any material assets other than such Equity Interests in the Restricted Subsidiary, (b) Navajo Southern shall not engage in any business other than the ownership of such Equity Interests, (c) notwithstanding Section
6.04 or any other Section of this Agreement, Navajo Southern shall not sell, dispose of or otherwise transfer such Equity Interests, and (d) notwithstanding Sections 6.04 or 6.06 or any other Section of this Agreement, none of the Borrower or any of its other Subsidiaries shall sell or transfer any of their respective assets to Navajo Southern or make any Investments in Navajo Southern (other than Investments existing on the date of this Agreement).

                                   ARTICLE VII
                                    REMEDIES

      Section 7.01. Events of Default. The occurrence of any of the following events shall constitute an "Event of Default" under any Credit Document:

      (a) Payment. The Borrower shall fail to (i) pay any principal of any Advance or reimburse any drawing under any Letter of Credit when the same becomes due and payable, (ii) pay any interest on any Note or any fee owing in connection with the Obligations, this Agreement or any of the other Credit Documents within five days after the same becomes due and payable, or (iii) pay any other amount owing in connection with the Obligations, this Agreement or any of the other Credit Documents within ten days after the same becomes due and payable;

      (b) Representation and Warranties. Any representation or warranty made or deemed to be made (i) by the Borrower in this Agreement or in any other Credit Document, (ii) by the Borrower, the Parent, the Limited Partner, the General Partner, any Guarantor (or any of their respective officers) in connection with this Agreement or any other Credit Document, or (iii) by any Guarantor in any Credit Document, shall, in any such case, prove to have been incorrect in any material respect when made or deemed to be made;

      (c) Covenant Breaches. The Borrower or any of its Subsidiaries shall (i) fail to perform or observe any covenant contained in Sections 2.04(b), 5.02 (other than the provisions of Section 5.02 requiring the Borrower to deliver copies of policies or certificates, for which provisions a 30-day grace period shall apply), 5.03, 5.06, 5.09, 5.10, or 5.13 or in Article VI of this Agreement or (ii) fail to perform or observe any other term or covenant set forth in this Agreement or any other Credit Document which is not covered by clause (i) above or any other provision of this Section 7.01 if such failure shall remain unremedied for thirty days after the earlier of written notice of such default shall have been given to the Borrower by the Administrative Agent or any Bank or a Responsible Officer's actual knowledge of such default;

      (d) Cross-Defaults.

            (i) The Borrower or any of its Subsidiaries shall default in the making of any payment of any principal of or premium or interest on any Debt which is outstanding in a principal amount of at least $5,000,000 (but excluding Debt evidenced by the Notes) when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt;

            (ii) Any other event shall occur or condition shall exist under any agreement or instrument relating to Debt of the Borrower or any of its Subsidiaries which is outstanding in a principal amount of at least $5,000,000, and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt;

            (iii) Any such Debt referred to in clauses (i) or (ii) above shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

            (iv) (A) Any default or event of default shall have occurred under any of the Material Contracts which has not been cured within any applicable grace period and which default or event of default could reasonably be expected to have a Material Adverse Effect, or (B) any of the Material Contracts shall have terminated.

      (e) Insolvency. The Borrower or any of its Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its Property and, in the case of any such proceeding instituted against the Borrower or any of its Subsidiaries either such proceeding shall remain undismissed for a period of sixty days or any of the actions sought in such proceeding shall occur; or the Borrower or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this paragraph (e);

      (f) Judgments. Any judgment or order for the payment of money in excess of $5,000,000 shall be rendered against the Borrower or any of its Subsidiaries and remain unpaid and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

      (g) Minimum Revenue Commitment. The amount of the "Minimum Revenue Commitment", as defined in the Pipelines and Terminals Agreement, shall be decreased to an amount equal to or less than $6,637,500 per Contract Quarter, as defined in the Pipelines and Terminals Agreement, regardless of whether such decrease is made pursuant to the terms of the Pipelines and Terminals Agreement.

      (h) Credit Documents. Any material provision of the Credit Documents, including, without limitation, the Guaranties and the Security Documents, shall for any reason cease to be valid and binding on the Borrower or any Guarantor or any such Person shall so state in writing;

      (i) Acceptable Security Interest. The Administrative Agent and the Banks shall fail to have an Acceptable Security Interest in the Collateral;

      (j) Termination Events. Any Termination Event with respect to a Plan shall have occurred, and, 30 days after notice thereof shall have been given to the Borrower by the Administrative Agent, (i) such Termination Event shall not have been corrected and (ii) the then present value of such Plan's vested benefits exceeds the then current value of assets accumulated in such Plan by more than the amount of $5,000,000 (or in the case of a Termination Event involving the withdrawal of a "substantial employer" (as defined in Section 4001(a)(2) of ERISA), the withdrawing employer's proportionate share of such excess shall exceed such amount);

      (k) Plan Withdrawals. The Borrower or any member of the Controlled Group as employer under a Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plan and the plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability in an annual amount exceeding $5,000,000; or

      (l) Change of Control. A Change of Control shall occur.

      Section 7.02. Optional Acceleration of Maturity. If any Event of Default (other than an Event of Default pursuant to paragraph (e) of Section 7.01) shall have occurred and be continuing, then, and in any such event,

      (a) the Administrative Agent (i) shall at the request, or may with the consent, of the Majority Banks, by notice to the Borrower, declare the obligation of each Bank and each Issuing Bank to make extensions of credit hereunder, including the making of Advances and issuing of Letters of Credit, to be terminated, whereupon the same shall forthwith terminate or (ii) shall, at the request, or may with the consent, of the Majority Banks, by notice to the Borrower, declare all principal, interest, fees, reimbursements, indemnifications and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Notes, all such interest, and all such amounts shall become and be forthwith due and payable in full, without presentment, demand, protest or further notice of any kind (including, without limitation, any notice of intent to accelerate or notice of acceleration), all of which are hereby expressly waived by the Borrower;

      (b) the Borrower shall, on written demand of the Administrative Agent at the request or with the consent of the Majority Banks, deposit with the Administrative Agent into the Cash Collateral Account such amount as the Administrative Agent may request, up to a maximum amount equal to the Letter of Credit Exposure as security for the Obligations; and

      (c) the Administrative Agent shall at the request or may with the consent of the Majority Banks proceed to enforce its rights and remedies under the Security Documents, the Guaranties, and any other Credit Documents for the ratable benefit of the Banks by appropriate proceedings.

      Section 7.03. Automatic Acceleration of Maturity. If any Event of Default pursuant to paragraph (e) of Section 7.01 shall occur,

      (a) (i) the obligation of each Bank and each Issuing Bank to make extensions of credit hereunder, including making Advances and issuing Letters of Credit, shall immediately and automatically be terminated and (ii) all principal, interest, fees, reimbursements, indemnifications, and all other amounts payable under this Agreement, the Notes, and the other Credit Documents shall immediately and automatically become and be due and payable in full, without presentment, demand, protest or any notice of any kind (including, without limitation, any notice of intent to accelerate or notice of acceleration), all of which are hereby expressly waived by the Borrower;

      (b) the Borrower shall deposit with the Administrative Agent into the Cash Collateral Account such amount as the Administrative Agent may request, up to a maximum amount equal to the Letter of Credit Exposure as security for the Obligations; and

      (c) the Administrative Agent shall at the request and may with the consent of the Majority Banks proceed to enforce its rights and remedies under the Security Documents, the Guaranties and any other Credit Document for the ratable benefit of the Banks by appropriate proceedings.

      Section 7.04. Non-exclusivity of Remedies. No remedy conferred upon the Administrative Agent or any Bank is intended to be exclusive of any other remedy, and each remedy shall be cumulative of all other remedies existing by contract, at law, in equity, by statute or otherwise.

      Section 7.05. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent and each Bank is hereby authorized at any time and from time-to-time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Administrative Agent or any such Bank to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement, the Notes held by such Bank, and the other Credit Documents, irrespective of whether or not the Administrative Agent or such Bank shall have made any demand under this Agreement, any Note, or such other Credit Documents, and although such obligations may be unmatured. The Administrative Agent and each Bank agrees to promptly notify the Borrower after any such set-off and application made by the Administrative Agent or such Bank, provided that the failure to give the notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and the Banks under this Section are in addition to any other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or the Banks may have.

      Section 7.06. Application of Collateral. The proceeds of any sale, or other realization upon all or any part of the Collateral (as defined in each of the Security Documents) shall be applied by the Administrative Agent in the following order:

            first, to the payment of all reasonable expenses, liabilities, and advances incurred or made by the Administrative Agent in connection with the sale or other realization of such Collateral, and to the ratable payment of any other unreimbursed reasonable expenses for which the Administrative Agent or any Bank is to be reimbursed pursuant to the terms hereof or any other Credit Document;

            second, to the ratable payment of accrued but unpaid agent's fees, commitment fees, letter of credit fees, and fronting fees owing to the Administrative Agent, the Issuing Bank, and the Banks in respect of the Advances and Letters of Credit under this Agreement and the Notes;

            third, to the ratable payment of accrued but unpaid interest on the Advances owing under this Agreement and the Notes;

            fourth, to the ratable payment of all other Obligations which relate to the Advances and Letters of Credit and which are owing to the Administrative Agent and the

      Banks (other than amounts owing to any Bank or Affiliate of any Bank under any Interest Rate Contract);

            fifth, to the ratable payment of all amounts owing to the Banks and their respective Affiliates under any Interest Rate Contract; and

            sixth, any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after the payment in full of all the Obligations shall be promptly paid over to the Borrower or to whoever may be lawfully entitled to receive such surplus.

                                  ARTICLE VIII

                 THE ADMINISTRATIVE AGENT AND THE ISSUING BANKS

      Section 8.01. Authorization and Action. Each Bank hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof and of the other Credit Documents, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement or any other Credit Document (including, without limitation, enforcement or collection of the Notes), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Banks, and such instructions shall be binding upon all Banks and all holders of Notes; provided, however, that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement, any other Credit Document, or applicable law.

      Section 8.02. Administrative Agent's Reliance, Etc. Neither the Administrative Agent nor any of its directors, officers, agents, or employees shall be liable for any action taken or omitted to be taken (INCLUDING THE ADMINISTRATIVE AGENT'S OWN NEGLIGENCE) by it or them under or in connection with this Agreement or the other Credit Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Administrative Agent: (a) may treat the payee of any Note as the holder thereof until the Administrative Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Administrative Agent; (b) may consult with legal counsel (including counsel for the Borrower), independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants, or experts; (c) makes no warranty or representation to any Bank and shall not be responsible to any Bank for any statements, warranties, or representations made in or in connection with this Agreement or the other Credit Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Credit Document on the part of the Borrower or the Guarantors or to inspect the property (including the books and records) of the Borrower or the Guarantors;
(e) shall not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency, or value of this Agreement or any other Credit Document; and (f) shall incur no liability under or in respect of this Agreement or any other Credit Document by acting upon any notice, consent, certificate, or other instrument or writing (which may be by facsimile, telecopier, or telex) believed by it to be genuine and signed or sent by the proper party or parties.

      Section 8.03. The Administrative Agent and Its Affiliates. With respect to its Commitments, the Advances made by it and the Notes issued to it, the Administrative Agent shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Administrative Agent. The term "Bank" or "Banks" shall, unless otherwise expressly indicated, include the Administrative Agent in its individual capacity. The Administrative Agent and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower or any of the Guarantors, and any Person who may do business with or own securities of the Borrower or any such Guarantor, all as if the Administrative Agent were not an agent hereunder and without any duty to account therefor to the Banks.

      Section 8.04. Bank Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Bank and based on the Borrower Financial Statements and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it shall, independently and without reliance upon the Administrative Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

      Section 8.05. Indemnification. THE BANKS SEVERALLY AGREE TO INDEMNIFY THE ADMINISTRATIVE AGENT, EACH ISSUING BANK, THE SOLE LEAD ARRANGER, AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AND AGENTS (TO THE EXTENT NOT REIMBURSED BY THE BORROWER), ACCORDING TO THEIR RESPECTIVE PRO RATA SHARES FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES, OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THE ADMINISTRATIVE AGENT, THE SOLE LEAD ARRANGER OR ANY ISSUING BANK IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY ACTION TAKEN OR OMITTED BY THE ADMINISTRATIVE AGENT OR ANY ISSUING BANK UNDER THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT (INCLUDING THE ADMINISTRATIVE AGENT'S AND THE APPLICABLE ISSUING BANK'S OWN NEGLIGENCE), PROVIDED THAT NO BANK SHALL BE LIABLE FOR ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES, OR DISBURSEMENTS RESULTING FROM THE ADMINISTRATIVE AGENT'S, THE SOLE LEAD ARRANGER'S OR THE APPLICABLE ISSUING BANK'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITATION OF THE FOREGOING, EACH BANK AGREES TO REIMBURSE THE ADMINISTRATIVE AGENT PROMPTLY UPON DEMAND FOR ITS RATABLE SHARE OF ANY OUT-OF-POCKET EXPENSES (INCLUDING COUNSEL FEES) INCURRED BY THE ADMINISTRATIVE AGENT, THE SOLE LEAD ARRANGER AND THE ISSUING BANK IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT, OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS, OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THIS AGREEMENT OR ANY OTHER CREDIT

DOCUMENT, TO THE EXTENT THAT THE ADMINISTRATIVE AGENT IS NOT REIMBURSED FOR SUCH BY THE BORROWER.

      Section 8.06. Successor Administrative Agent and Issuing Bank. The Administrative Agent or an Issuing Bank may resign at any time by giving written notice thereof to the Banks and the Borrower and may be removed at any time with or without cause by the Majority Banks upon receipt of written notice from the Majority Banks to such effect. Upon receipt of notice of any such resignation or removal, the Majority Banks shall have the right to appoint a successor Administrative Agent or Issuing Bank only with the consent of the Borrower, which consent shall not be unreasonably withheld. If no successor Administrative Agent or Issuing Bank shall have been so appointed by the Majority Banks with the consent of the Borrower, and shall have accepted such appointment, within thirty days after the retiring Administrative Agent's or Issuing Bank's giving of notice of resignation or the Majority Banks' removal of the retiring Administrative Agent or Issuing Bank, then the retiring Administrative Agent or Issuing Bank may, on behalf of the Banks and the Borrower, appoint a successor Administrative Agent or Issuing Bank, which shall be, in the case of a successor Administrative Agent, a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000.00 and, in the case of an Issuing Bank, a Bank. Upon the acceptance of any appointment as Administrative Agent or Issuing Bank by a successor Administrative Agent or Issuing Bank, such successor Administrative Agent or Issuing Bank shall thereupon succeed to and become vested with all the rights, powers, privileges, and duties of the retiring Administrative Agent or Issuing Bank, and the retiring Administrative Agent or Issuing Bank shall be discharged from its duties and obligations under this Agreement and the other Credit Documents, except that the retiring Issuing Bank shall remain the Issuing Bank with respect to any Letters of Credit outstanding on the effective date of its resignation or removal and the provisions affecting such Issuing Bank with respect to such Letters of Credit shall inure to the benefit of the retiring Issuing Bank until the termination of all such Letters of Credit. After any retiring Administrative Agent's or Issuing Bank's resignation or removal hereunder as Administrative Agent or Issuing Bank, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent or Issuing Bank under this Agreement and the other Credit Documents.

      Section 8.07. Additional Agents. Neither the Syndication Agent nor the Documentation Agent referred to on the cover of this Agreement shall have any duties, obligations, or liabilities in their respective capacities as agents. The Sole Lead Arranger shall have no duties, obligations or liabilities in its capacity as such under this Agreement but shall be entitled to the indemnities provided for it in this Agreement.

      Section 8.08. Borrower Reliance. The Administrative Agent and the Banks acknowledge that the Borrower may rely on any consent, approval or instructions received by the Borrower from the Administrative Agent and/or the Banks.

      Section 8.09. Collateral Matters.

      (a) The Administrative Agent is authorized on behalf of the Banks, without the necessity of any notice to or further consent from the Banks, from time to time, to take any actions with respect to any Collateral or Security Documents which may be necessary to perfect and maintain Acceptable Security Interests in and Liens upon the Collateral granted pursuant to the Security Documents. The Administrative Agent is further authorized on behalf of the Banks, without the necessity of any notice to or further consent from the Banks, from time to time, to take any action in exigent circumstances as may be reasonably necessary to preserve any rights or privileges of the Banks under the Credit Documents or applicable law.

      (b) The Banks irrevocably authorize the Administrative Agent to release any Lien granted to or held by the Administrative Agent upon any Collateral: (i) upon termination of the Commitments and payment in full of all outstanding Advances, Letter of Credit Obligations, and all other Obligations payable under this Agreement and under any other Credit Document; (ii) constituting Property sold or to be sold or disposed of as part of or in connection with any disposition permitted under this Agreement or the other Credit Documents; (iii) constituting Property in which the Borrower or any of its Subsidiaries owned no interest at the time the Lien was granted or at any time thereafter; (iv) constituting Property leased to the Borrower or any of its Subsidiaries under a lease which has expired or has been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by the Borrower or such Subsidiary to be, renewed or extended; or (v) if approved, authorized or ratified in writing by the Majority Banks or all the Banks, as the case may be, as required by Section 9.01. Upon the request of the Administrative Agent at any time, the Banks will confirm in writing the Administrative Agent's authority to release particular types or items of Collateral pursuant to this Section 8.09.

                                   ARTICLE IX

                                  MISCELLANEOUS

      Section 9.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement, the Notes, or any other Credit Document nor any consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Banks and the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver, or consent shall, unless in writing and signed by (i) until such time as the aggregate Commitments are increased to $175,000,000 ("Commitment Increase Date"), the Required Banks, and (ii) from and after the Commitment Increase Date, the Majority Banks, amend Sections 6.10, 6.11, or 6.12 or consent to or waive any departure by the Borrower therefrom; provided further that, no amendment, waiver, or consent shall, unless in writing and signed by all the Banks, do any of the following: (a) waive any of the conditions specified in
Section 3.01 or 3.02, (b) reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder or under any other Credit Document,
(c) postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder or extend the Revolver Termination Date or the Final Maturity Date, (d) change the percentage of Banks which shall be required for the Banks or any of them to take any action hereunder or under any other Credit Document, (e) amend Section 2.09, Section
8.01 or this Section 9.01, (f) amend the definition of "Majority Banks" or the definition of "Required Banks"), (g) release any Guarantor from its obligations under any Guaranty, (h) amend Section 2.14 or waive any of the provisions set forth therein, or (i) release any material portion of the Collateral, except as permitted under Section 8.09(b); and provided, further, that (1) no

Commitment of a Bank or any obligations of a Bank may be increased without such Bank's written consent and (2) no amendment, waiver, or consent shall, unless in writing and signed by the Administrative Agent or the Issuing Bank in addition to the Banks required above to take such action, affect the rights or duties of the Administrative Agent or the Issuing Bank, as the case may be, under this Agreement or any other Credit Document.

      Section 9.02. Notices, Etc. All notices and other communications shall be in writing (including facsimile or telecopy communication) and mailed, faxed or telecopied, hand delivered or delivered by a nationally recognized overnight courier, at the address for the appropriate party specified in Schedule 1.01(b) or at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, when mailed, faxed or telecopied, or hand delivered or delivered by a nationally recognized overnight courier, be effective three days after being deposited in the mails, or when facsimile or telecopy transmission is completed, respectively, except that notices and communications to the Administrative Agent pursuant to Article II or VIII shall not be effective until received by the Administrative Agent.

      Section 9.03. No Waiver; Remedies. No failure on the part of the Administrative Agent, any Bank, or any Issuing Bank to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      Section 9.04. Costs and Expenses. The Borrower agrees to pay within thirty days of receipt of an invoice therefor (a) all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement, the Notes, and the other Credit Documents including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent and with respect to advising the Administrative Agent as to its rights and responsibilities under this Agreement, and (b) all reasonable out-of-pocket costs and expenses, if any, of the Administrative Agent, each Issuing Bank and each Bank (including, without limitation, reasonable outside counsel fees and expenses of the Administrative Agent, each Issuing Bank and each Bank) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Notes, and the other Credit Documents; provided that, all amounts owing under clause (a) and incurred prior to the date of the making of the initial Advances shall be paid on the date of the making of the initial Advances to the extent provided in
Section 3.01(d).

      Section 9.05. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower, the Administrative Agent, and the Banks and thereafter shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, each Issuing Bank, and each Bank and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights or delegate its duties under this Agreement or any interest in this Agreement without the prior written consent of each Bank.

      Section 9.06. Bank Assignments and Participations.

      (a) Assignments. Any Bank may assign to one or more banks or other entities all or any portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Advances owing to it, the Notes held by it, and the participation interest in the Letter of Credit Obligations held by it); provided, however, that (i) each such assignment shall be of a constant, and not a varying, percentage of such Bank's rights and obligations assigned under this Agreement, (ii) the amount of the Commitments, Advances, and participation interest in the Letter of Credit Obligations of such Bank being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall be, if to an entity other than a Bank, not less than $5,000,000.00 and shall be an integral multiple of $1,000,000.00, (iii) each such assignment shall be to an Eligible Assignee, (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with the Notes subject to such assignment, and (v) each Eligible Assignee (other than the Eligible Assignee of the Administrative Agent) shall pay to the Administrative Agent a $3,500 administrative fee. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least three Business Days after the execution thereof, (A) the assignee thereunder shall be a party hereto for all purposes and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Bank hereunder and (B) such Bank thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of such Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto).

      (b) Term of Assignments. By executing and delivering an Assignment and Acceptance, the Bank thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency of value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the Guarantors or the performance or observance by the Borrower or the Guarantors of any of their obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.05 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Administrative Agent, such Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and

(vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Bank.

      (c) The Register. The Administrative Agent shall maintain at its address referred to in Section 9.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Banks and the Commitments of, and principal amount of the Advances owing to, each Bank from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent, the Issuing Bank, and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Bank at any reasonable time and from time to time upon reasonable prior notice.

      (d) Procedures. Upon its receipt of an Assignment and Acceptance executed by a Bank and an Eligible Assignee, together with the Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of the attached Exhibit A,
(i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register, and (iii) give prompt notice thereof to the Borrower. Within five Business Days after its receipt of such notice, the Borrower shall execute and deliver to the Administrative Agent in exchange for the surrendered Notes (A) if such Eligible Assignee has acquired a Commitment, a new Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and (B) if such Bank has retained any Commitment hereunder, a new Note to the order of such Bank in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the attached Exhibit A.

      (e) Participations. Each Bank may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Advances owing to it, its participation interest in the Letter of Credit Obligations, and the Notes held by it); provided, however, that (i) such Bank's obligations under this Agreement (including, without limitation, its Commitments to the Borrower hereunder) shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Bank shall remain the holder of any such Notes for all purposes of this Agreement, (iv) the Borrower, the Administrative Agent, and the Issuing Bank and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement, and (v) such Bank shall not require the participant's consent to any matter under this Agreement, except for change in the principal amount of the Notes, reductions in fees or interest, releasing all or substantially all of any collateral, or extending the Revolver Termination Date. The Borrower hereby agrees that participants shall have the same rights under Sections 2.10, 2.11, 2.12(b) and 9.07 as a Bank to the extent of their respective participations.

      (f) Notwithstanding any other provision set forth in this Agreement, any Bank may at any time assign and pledge all or any portion of its Advances and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Bank from its obligations hereunder.

      Section 9.07. Indemnification. BORROWER SHALL INDEMNIFY THE ADMINISTRATIVE AGENT, THE SOLE LEAD ARRANGER, EACH ISSUING BANK AND EACH BANK AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS FROM, AND DISCHARGE, RELEASE, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, CLAIMS, EXPENSES, OR DAMAGES OF ANY KIND OR NATURE WHATSOEVER TO WHICH ANY OF THEM MAY BECOME SUBJECT RELATING TO OR ARISING OUT OF THIS AGREEMENT, INCLUDING ANY LIABILITIES, OBLIGATIONS, LOSSES, CLAIMS, EXPENSES, OR DAMAGES WHICH ARISE OUT OF OR RESULT FROM (I) ANY ACTUAL OR PROPOSED USE BY THE BORROWER OR ANY AFFILIATE OF THE BORROWER OF THE PROCEEDS OF THE ADVANCES, (II) ANY BREACH BY THE BORROWER OF ANY PROVISION OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, (III) ANY INVESTIGATION, LITIGATION OR OTHER PROCEEDING (INCLUDING OR ANY THREATENED INVESTIGATION OR PROCEEDING) RELATING TO THE FOREGOING, (IV) ANY ENVIRONMENTAL CLAIM OR REQUIREMENT OF ENVIRONMENTAL LAWS CONCERNING OR RELATING TO THE PRESENT OR PREVIOUSLY-OWNED OR OPERATED PROPERTIES OF THE BORROWER, OR THE OPERATIONS OR BUSINESS, OF THE BORROWER, OR (V) ANY ENVIRONMENTAL CLAIM OR REQUIREMENT OF ENVIRONMENTAL LAWS CONCERNING OR RELATED TO THE BORROWER'S PROPERTIES AND THE BORROWER SHALL REIMBURSE THE ADMINISTRATIVE AGENT, THE SOLE LEAD ARRANGER, EACH ISSUING BANK AND EACH BANK AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS, UPON DEMAND FOR ANY REASONABLE OUT-OF-POCKET EXPENSES (INCLUDING REASONABLE OUTSIDE LEGAL FEES) INCURRED IN CONNECTION WITH ANY SUCH INVESTIGATION, LITIGATION OR OTHER PROCEEDING; AND EXPRESSLY INCLUDING ANY SUCH LOSSES, LIABILITIES, CLAIMS, DAMAGES, OR EXPENSE INCURRED BY REASON OF THE PERSON BEING INDEMNIFIED'S OWN NEGLIGENCE, BUT EXCLUDING ANY SUCH LOSSES, LIABILITIES, CLAIMS, DAMAGES OR EXPENSES WHICH ARE FOUND BY A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PERSON TO BE INDEMNIFIED. THE COVENANTS AND INDEMNITIES PROVIDED IN THIS SECTION SHALL SURVIVE THE REPAYMENT OR ANY OTHER SATISFACTION OF THE OBLIGATIONS OF THE BORROWER UNDER THE CREDIT DOCUMENTS.

      Section 9.08. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      Section 9.09. Survival of Representations, etc. All representations and warranties contained in this Agreement or made in writing by or on behalf of the Borrower in connection herewith shall survive the execution and delivery of this Agreement and the Credit Documents, the making of the Advances and any investigation made by or on behalf of the Administrative Agent or any Bank, none of which investigations shall diminish the Administrative Agent's or any Bank's right to rely on such representations and warranties. All obligations of the Borrower provided for in Sections 2.10, 2.11, 2.12, 9.04 and 9.07 and all of the obligations of the Banks in Section 2.09 and 8.05 shall survive any termination of this Agreement and repayment in full of the Obligations.

      Section 9.10. Severability. In case one or more provisions of this Agreement or the other Credit Documents shall be invalid, illegal, or unenforceable in any respect under any applicable law, the validity, legality, and enforceability of the remaining provisions contained herein or therein shall not be affected or impaired thereby.

      Section 9.11. Business Loans. The Borrower warrants and represents that the Advances evidenced by the Notes are and shall be for business, commercial, investment, or other similar purposes and not primarily for personal, family, household, or agricultural use, as such terms are used in Chapter One ("Chapter One") of the Texas Credit Code. At all such times, if any, as Chapter One shall establish a Maximum Rate, the Maximum Rate shall be the "indicated rate ceiling" (as such term is defined in Chapter One) from time-to-time in effect.

      Section 9.12. Usury Not Intended. It is the intent of the Borrower, the Administrative Agent, the Issuing Bank, and the Banks in the execution and performance of this Agreement and the other Credit Documents to contract in strict compliance with applicable usury laws, including conflicts of law concepts, governing the Advances of the Banks including such applicable laws of the State of Texas and the United States of America from time-to-time in effect. In furtherance thereof, the Administrative Agent, the Banks, and the Borrower stipulate and agree that none of the terms and provisions contained in this Agreement or the other Credit Documents shall ever be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the Maximum Rate and that for purposes hereof "interest" shall include the aggregate of all charges which constitute interest under such laws that are contracted for, charged, or received under this Agreement and the other Credit Documents; and in the event that, notwithstanding the foregoing, under any circumstances the aggregate amounts taken, reserved, charged, received, or paid on the Advances, include amounts which by applicable law are deemed interest which would exceed the Maximum Rate, then such excess shall be deemed to be a mistake and the Bank receiving same shall credit the same on the principal of its Notes (or if its Notes shall have been paid in full, refund said excess to the Borrower). In the event that the maturity of the Notes is accelerated by reason of any election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the Maximum Rate and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited on the Notes (or, if the Notes shall have been paid in full, refunded to the Borrower of such interest). The provisions of this Section shall control over all other provisions of this Agreement or the other Credit Documents which may be in apparent conflict herewith. In determining whether or not the interest paid or payable under any specific contingencies exceeds the Maximum Rate, the Borrower, the Administrative Agent, the Issuing Bank, and the Banks shall to the maximum extent permitted under applicable law amortize, prorate, allocate and spread in equal parts during the period of the full stated term of the Note, all amounts considered to be interest under applicable law at any time contracted for, charged, received or reserved in connection with the Obligations.

      Section 9.13. Waiver of Jury; Consent to Jurisdiction. THE BORROWER, THE ADMINISTRATIVE AGENT, THE ISSUING BANK, AND EACH BANK HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OTHER CREDIT DOCUMENT, OR ANY OF THE

TRANSACTIONS CONTEMPLATED HEREBY. The Borrower hereby irrevocably submits to the jurisdiction of any Texas state or federal court sitting in Dallas, Texas in any action or proceeding arising out of or relating to this Agreement or the other Credit Documents, and the transactions contemplated thereby and the Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such court. The Borrower hereby unconditionally and irrevocably waives, to the fullest extent it may effectively do so, any right it may have to the defense of an inconvenient forum to the maintenance of such action or proceeding. The Borrower hereby agrees that service of copies of the summons and complaint and any other process which may be served in any such action or proceeding may be made by mailing or delivering a copy of such process to such Borrower at its address set forth in this Agreement. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section shall affect the rights of any Bank to serve legal process in any other manner permitted by the law or affect the right of any Bank to bring any action or proceeding against the Borrower or its Property in the courts of any other jurisdiction.

      Section 9.14. Governing Law. This Agreement, the Notes, and the other Credit Documents shall be governed by, construed, and enforced in accordance with the laws of the State of Texas. Without limiting the intent of the parties set forth above, (a) Chapter 15, Subtitle 3, Title 79, of the Revised Civil Statutes of Texas, 1925, as amended (relating to revolving loans and revolving tri-party accounts), shall not apply to this Agreement, the Notes, or the transactions contemplated hereby and (b) to the extent that any Bank may be subject to Texas law limiting the amount of interest payable for its account, such Bank shall utilize the indicated (weekly) rate ceiling from time to time in effect as provided in Chapter 303 of the Texas Finance Code, as amended (formerly known as the indicated (weekly) rate ceiling in Article 5069-1.04 of the Revised Civil Statutes of Texas). Each Letter of Credit shall be governed by the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 500 (1993 version).

      Section 9.15. Credit Documents. To the extent the specific terms and provisions of this Credit Agreement expressly conflict with the specific terms and provisions of any of the other Credit Documents, the specific terms and provisions of this Credit Agreement shall control.

      Section 9.16. Patriot Act. Each Bank and the Administrative Agent (for itself and not on behalf of any Bank) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Bank or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Act.

      Section 9.17. Express Negligence Rule. THE INDEMNIFICATION, RELEASE AND ASSUMPTION PROVISIONS PROVIDED FOR IN THIS AGREEMENT SHALL BE APPLICABLE WHETHER OR NOT THE LOSSES, COSTS, EXPENSES AND DAMAGES IN QUESTION AROSE SOLELY OR IN PART FROM THE GROSS, ACTIVE, PASSIVE, OR CONCURRENT NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT OF ANY INDEMNIFIED PARTY. EACH OF THE ADMINISTRATIVE AGENT, THE ISSUING BANK, THE BANKS, THE BORROWER, AND EACH OF THE GUARANTORS

ACKNOWLEDGES THAT THIS STATEMENT COMPLIES WITH THE EXPRESS NEGLIGENCE RULE AND IS CONSPICUOUS.

      Section 9.18. Statute of Frauds.

      (a) PURSUANT TO SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED IN THE LOAN AGREEMENT EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE LOAN AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR THAT PARTY'S AUTHORIZED REPRESENTATIVE.

      (b) THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO AN AGREEMENT SUBJECT TO THE PRECEDING PARAGRAPH SHALL BE DETERMINED SOLELY FROM THE WRITTEN CREDIT AGREEMENT, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE CREDIT AGREEMENT. THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

      (c) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                            [SIGNATURE PAGES FOLLOW]

EXECUTED as of July 7, 2004.

                               BORROWER:

                               HEP OPERATING COMPANY, L.P.,
                               a Delaware limited partnership

                                 By: HEP Logistics GP, L.L.C., a Delaware
                                 limited liability company, its General Partner

                                 By: Holly Energy Partners, L.P., a Delaware
                                 limited partnership, its Sole Member

                                 By: HEP Logistics Holdings, L.P., a Delaware
                                 limited partnership, its General Partner

                                 By: Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

                                 By: /s/ Stephen J. McDonnell
                                     -------------------------------------------
                                     Stephen J. McDonnell
                                     Vice President and Chief Financial Officer

                       Signature page to Credit Agreement

                                         ADMINISTRATIVE AGENT:

                                         UNION BANK OF CALIFORNIA, N.A.

                                         By: /s/ Sean Murphy
                                             ----------------------------------
                                         Name: Sean Murphy
                                         Title: Vice President

                                         By: /s/ Randall Osterberg
                                             ----------------------------------
                                         Name: Randall Osterberg
                                         Title: Senior Vice President

                                         BANKS:

                                         UNION BANK OF CALIFORNIA, N.A.

                                         By: /s/ Sean Murphy
                                             ----------------------------------
                                         Name: Sean Murphy
                                         Title: Vice President

                                         By: /s/ Randall Osterberg
                                             ----------------------------------
                                         Name: Randall Osterberg
                                         Title: Senior Vice President

                       Signature page to Credit Agreement

                                         BANK OF AMERICA, NATIONAL ASSOCIATION

                                         By: /s/ Claire M. Liu
                                             ----------------------------------
                                         Name: Claire M. Liu
                                         Title: Managing Director

                       Signature page to Credit Agreement

                                         GUARANTY BANK

                                         By: /s/ Jim R. Hamilton
                                             ----------------------------------
                                         Name: Jim R. Hamilton
                                         Title: Senior Vice President

                       Signature page to Credit Agreement

                                         FORTIS CAPITAL CORP.

                                         By: /s/ Casey Lowary
                                             ----------------------------------
                                         Name: Casey Lowary
                                         Title: Senior Vice President

                                         By: /s/ Darrell Holley
                                             ----------------------------------
                                         Name:  Darrell Holley
                                         Title:  Managing Director

                       Signature page to Credit Agreement

                                         WELLS FARGO BANK, NATIONAL ASSOCIATION

                                         By: /s/ M. Jarrod Bourgeois
                                             ----------------------------------
                                         Name: M. Jarrod Bourgeois
                                         Title:  Relationship Manager

                       Signature page to Credit Agreement

                                          U.S. BANK NATIONAL ASSOCIATION

                                          By: /s/ Monte E. Deckerd
                                              ---------------------------------
                                          Name: Monte E. Deckerd
                                          Title: Vice President

                       Signature page to Credit Agreement